UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period:  February 1, 2003 - July 31, 2003

Item 1: Reports to Shareholders

VANGUARD(R) U.S. GOVERNMENT BOND FUNDS

SEMIANNUAL REPORT

JULY 31, 2003

VANGUARD(R) SHORT-TERM TREASURY FUND
VANGUARD(R) SHORT-TERM FEDERAL FUND
VANGUARD(R) INFLATION-PROTECTED SECURITIES FUND
VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND
VANGUARD(R) GNMA FUND
VANGUARD(R) LONG-TERM TREASURY FUND


THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY

     * In a volatile six months for bonds, the returns of the Vanguard U.S. Government Bond Funds ranged from 1.2% to -2.2%.

     * A steady decline in interest rates changed course in June, when most rates began climbing sharply. This reversal drove bond prices lower.

     * Three of the six funds outperformed their average peers; four outperformed their benchmark indexes.

CONTENTS

     1    Letter from the Chairman
     7    Reports from the Advisers
     12   Fund Profiles
     18   Glossary of Investment Terms
     19   Performance Summaries
     23   Financial Statements
     54   Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN
                                                    [PICTURE OF JOHN J. BRENNAN]

Fellow Shareholder,

During the six months ended July 31, 2003, the yields of government bonds of nearly all maturities rose, trimming their prices and reversing what had been a remarkable decline in interest rates. For four of the six Vanguard U.S. Government Bond Funds, the decline in prices was more than offset by the half-year's interest income, resulting in positive total returns. The exceptions were Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund. Three of the funds outperformed their average peers, and four outperformed their benchmark indexes--theoretical constructs that incur no operating or transaction costs.

     In the adjacent table, we present the returns for the U.S. Government Bond Funds for the six months ended July 31. The per-share components of the funds' total returns--changes in net asset value plus reinvested distributions--appear in the table on page 6.

     As you view the returns, it's important to note that a six-month return paints an incomplete picture of a bond fund's performance characteristics.
Although changes in interest rates show up in the fund's net asset value immediately, only half of the fund's prospective annual income is reflected in the six-month result. For a

----------------------------------------------------
TOTAL RETURNS                       SIX MONTHS ENDED
                                       JULY 31, 2003
----------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
  Investor Shares                               1.2%
  Admiral Shares                                1.2
Average Short Treasury Fund*                    0.7
Lehman 1-5 Year Treasury Index                  0.7
----------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
  Investor Shares                               0.6%
  Admiral Shares                                0.7
Average 1-5 Year Government Fund*               0.0
Lehman 1-5 Year Government Index                0.7
----------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES FUND    0.8%
Average Intermediate Government Fund*          -0.5
Lehman Treasury Inflation Notes Index           0.7
----------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                               0.1%
  Admiral Shares                                0.2
Average Intermediate Treasury Fund*             0.2
Lehman 5-10 Year Treasury Index                -0.6
----------------------------------------------------
VANGUARD GNMA FUND
  Investor Shares                              -1.3%
  Admiral Shares                               -1.3
Average GNMA Fund*                             -1.1
Lehman GNMA Index                              -0.5
----------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND
  Investor Shares                              -2.2%
  Admiral Shares                               -2.1
Average General Treasury Fund*                 -1.4
Lehman Long Treasury Index                     -2.7
----------------------------------------------------
*Derived from data provided by Lipper Inc.

--------------------------------------------------------------------
Market Barometer                                       Total Returns
                                         Periods Ended July 31, 2003
                                        ----------------------------
                                             Six       One      Five
                                          Months      Year    Years*
--------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               0.3%      5.4%      6.8%
    (Broad taxable market)
  Lehman Municipal Bond Index               0.4       3.6       5.5
  Citigroup 3-Month Treasury Bill Index     0.5       1.4       3.8
--------------------------------------------------------------------
STOCKS
  Russell 1000 Index (Large-caps)          17.4%     11.2%     -0.6%
  Russell 2000 Index (Small-caps)          28.8      23.1       3.9
  Wilshire 5000 Index (Entire market)      18.6      12.8      -0.4
  MSCI All Country World Index Free
    ex USA (International)                 18.2       9.0      -2.5
====================================================================
CPI
  Consumer Price Index                      1.2%      2.1%      2.4%
--------------------------------------------------------------------
*Annualized.


12-month perspective on performance and a look at the changes in the funds' yields, please see the table on page 4.

     Despite generally rising rates, the funds' yields declined during the past six months, reflecting--in the case of all but the GNMA Fund--the adviser's decision to nudge the portfolios toward the shorter--and lower-yielding--end of the maturity spectrum. This shift was a defensive move made in response to Vanguard Fixed Income Group's expectation that rates will continue to rise, which would be felt most acutely in the longer bond maturities.

INVESTORS' APPREHENSION TURNED TO OPTIMISM

At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism, buoyed by the successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter.

     The mood swing was a mixed blessing for the bond market. Investors proved more willing to hold risky credits that stand to benefit from better economic times--the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade securities, returned 13.4%--but expectations of stronger growth also led to a rise in interest rates, which hurt bond prices. The yield of the benchmark 10-year U.S. Treasury note hit a 45-year low of 3.11% on June 13, before closing the period at 4.41%. The overall taxable investment-grade market, as measured by the Lehman Aggregate Bond Index, returned just 0.3%, with solid-performing corporate bonds compensating for losses in government bonds.

     The shortest-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In


ADMIRAL(TM)SHARES

A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.

an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points to 1.00% at its June meeting. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.

STOCKS RETURNED TO FAVOR

The U.S.  stock  market,  as measured by the Wilshire  5000 Total Market  Index, returned 18.6% for the six-month period. Technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.

     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S.
dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

FUND RETURNS REFLECTED DYNAMICS OF THE BOND MARKET

During the past six months, the returns of the Vanguard U.S. Government Bond Funds ranged from a high of 1.2% for the Short-Term Treasury Fund to a low of -2.2% for the Long-Term Treasury Fund's Investor Shares. This pattern--modest gains at the short end of the maturity spectrum, modest losses at the long end--was consistent with the performance of the broad bond market.

     During the period, Vanguard Fixed Income Group made modest reductions in the average weighted durations of the Treasury funds, a strategy intended to provide some protection from a continued rise in interest rates. The strong performance of each fund relative to its benchmark index suggests that this caution was rewarded.

     The Short-Term Treasury Fund handily outpaced both its average peer and its unmanaged benchmark. The Long-Term Treasury Fund trailed its average peer but bested its benchmark index by a small margin. This fund typically has a longer average duration than most competing funds, which can lead to outperformance when rates are steady or falling, but underperformance when rates rise. The Intermediate-Term Treasury Fund provided returns in between those of its short- and long-term counterparts. The Investor Shares returned 0.1%, and the Admiral Shares returned 0.2%. The results were in line with the peer group average and better than the return of the benchmark index.

     The Inflation-Protected Securities Fund returned 0.8%, surpassing the returns of its benchmark and the average intermediate government fund. Early in the six-month period, strong demand for Treasury inflation-indexed securities drove prices higher and yields lower. At the end of the period, even as the yields of conventional Treasury securities rose and prices fell, continued demand for inflation-protected securities kept prices relatively firm. These dynamics gave the securities a boost relative to conventional Treasuries.

-----------------------------------------------------------------------------
YIELDS AND RETURNS
                                                  COMPONENTS OF TOTAL RETURNS
                                      SEC 30-DAY       TWELVE MONTHS ENDED
                                   ANNUALIZED YIELDS      JULY 31, 2003
                                     ON JULY 31,     ------------------------
                                 ----------------- CAPITAL   INCOME     TOTAL
BOND FUND                             2002    2003  RETURN   RETURN    RETURN
-----------------------------------------------------------------------------
Short-Term Treasury
  Investor Shares                     2.66%   1.41%    1.0%     3.0%      4.0%
  Admiral Shares                      2.78    1.54     1.0      3.1       4.1
-----------------------------------------------------------------------------
Short-Term Federal
  Investor Shares                     3.16%   0.54%   -0.2%     3.4%      3.2%
  Admiral Shares                      3.21    0.59    -0.2      3.4       3.2
-----------------------------------------------------------------------------
Inflation-Protected Securities        2.49%   1.62%*   3.8%     4.5%      8.3%
-----------------------------------------------------------------------------
Intermediate-Term Treasury
  Investor Shares                     4.01%   2.77%    1.3%     4.4%      5.7%
  Admiral Shares                      4.13    2.90     1.3      4.5       5.8
-----------------------------------------------------------------------------
GNMA
  Investor Shares                     5.43%   4.36%   -2.7%     5.0%      2.3%
  Admiral Shares                      5.48    4.46    -2.7      5.0       2.3
-----------------------------------------------------------------------------
Long-Term Treasury
  Investor Shares                     5.02%   4.53%    0.8%     5.0%      5.8%
  Admiral Shares                      5.14    4.66     0.8      5.1       5.9
-----------------------------------------------------------------------------
*Yield is not adjusted for inflation. The principal--and thus the interest payments--of inflation-protected securities are adjusted over time to reflect inflation.

     GNMA securities perform best during periods of stable interest rates. When rates fall and rise, as they did during the past six months, the refinancing risk associated with mortgage-backed securities comes to the fore. In falling-rate environments, homeowners refinance, and GNMAs behave more like short-term bonds, deriving little benefit from lower rates. When rates rise, borrowers sit tight, and the effective duration of a GNMA portfolio lengthens, giving it an interest rate risk similar to that of an intermediate-term fund. These characteristics were the principal reason for the GNMA Fund's return of -1.3%. The result trailed the negative returns recorded by the fund's comparative standards.

     The returns of the Short-Term Federal Fund (0.6% for Investor Shares and 0.7% for Admiral Shares) outpaced the average return of competing funds, reflecting our slightly shorter duration and slightly smaller holdings in mortgage-backed securities. The total returns were in line with that of the index benchmark, although the tax-accounting treatment for some of the fund's holdings resulted in unusually low SEC 30-day annualized yields as of July 31:
0.54% and 0.59%, respectively, for the Investor and Admiral Shares. As I write this, the yields have returned to normal levels.

NEW CONCERNS, SAME TIME-TESTED RESPONSE

A year ago, I was urging shareholders not to give up on stocks, which were in the midst of one of their most severe downturns in history. In recent weeks, it's declining bond prices that have prompted concern. Such volatility is not unusual: Markets are subject to cycles, which unfortunately can create an emotional roller coaster of greed and fear.

     If you're a long-term investor, investment decisions based on emotion are not a productive response. A better approach is to hold fast to a broadly diversified, balanced portfolio with stock and bond allocations consistent with your goals, time horizon, and risk tolerance.

     Vanguard's U.S. Government Bond Funds can play an important role in such a plan. They boast two attributes that are critical in fixed income investing: managerial excellence and low costs. Over time, the seasoned bond professionals of Vanguard Fixed Income Group and Wellington Management Company have delivered extremely competitive long-term returns to shareholders. Their work has been made easier by the funds' rock-bottom operating costs: expense ratios ranging from 0.14% to 0.28%. The funds' average peers charge up to 7 times as much.

     Thank you for entrusting your hard-earned money to us.


Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 18, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               JANUARY 31, 2003-JULY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                       STARTING      ENDING     INCOME   CAPITAL
                                    SHARE PRICE SHARE PRICE  DIVIDENDS     GAINS
--------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares                        $10.79      $10.69     $0.134    $0.091
  Admiral Shares                          10.79       10.69      0.141     0.091
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND
  Investor Shares                        $10.67      $10.57     $0.164    $0.004
  Admiral Shares                          10.67       10.57      0.168     0.004
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES FUND      $11.91      $11.75     $0.270    $0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                        $11.69      $11.37     $0.233    $0.108
  Admiral Shares                          11.69       11.37      0.241     0.108
--------------------------------------------------------------------------------
GNMA FUND
  Investor Shares                        $10.72      $10.33     $0.257    $0.000
  Admiral Shares                          10.72       10.33      0.261     0.000
--------------------------------------------------------------------------------
LONG-TERM TREASURY FUND
  Investor Shares                        $11.66      $11.08     $0.278    $0.067
  Admiral Shares                          11.66       11.08      0.286     0.067
--------------------------------------------------------------------------------


Ian MacKinnon Retires

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created position of chief investment officer.
                                                                -John J. Brennan

REPORT FROM THE ADVISER

     For   Short-Term   Treasury,   Short-Term   Federal,    Inflation-Protected
     Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds

During a period of unusually volatile interest rates, the performances of the Vanguard U.S. Government Bond Funds were largely a function of the average weighted maturities of their bond portfolios. Because interest rates rose sharply in mid-June, short-term bonds outperformed their long-term counterparts for the six months. Of the portfolios managed by Vanguard Fixed Income Group, only the Long-Term Treasury Fund recorded a negative total return during the period.

THE INVESTMENT ENVIRONMENT

At the start of the period, geopolitical uncertainties were restraining economic growth, but once the major portion of the U.S. military campaign in Iraq was over, business and consumer activity improved. In the second calendar quarter, real (inflation-adjusted) gross domestic product (GDP) grew at an annualized rate of 3.1%, well above market expectations. Signs of rising demand were reflected in a surge in imported goods (up 3.7%) and a decline in business inventories. Stronger demand bodes well for economic growth in the second half of the calendar year.

     The economic environment has benefited from stimulative fiscal and monetary policy. For example, the tax reductions recently signed into law were front-loaded in ways that should provide a significant near-term boost to GDP. The extra pocket money should lead to an increase in consumer spending, which has been the economy's most powerful engine during the past few years. In the household sector, the availability of inexpensive credit, especially in the mortgage and home equity markets, has driven gains in consumer spending, supporting an otherwise anemic economy.

     The Federal Reserve Board has also tried to accelerate the economic expansion. In June, the Fed lowered the target federal funds rate for the 13th time in a row, bringing it to 1.00%, the lowest level in 45 years.

     Declining inflation, or disinflation, has been a positive economic force over the past 20 years, but in recent months, the rate of inflation dropped low enough to cause concern. In April, the Consumer Price Index (CPI) showed a core

INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

     annualized inflation rate of 1.5%--a 35-year low. Fed officials expressed concern that falling prices, or deflation, could occur if some unforeseen shock punctured the markets and produced a prolonged downturn in economic activity. The flurry of deflationary sound bites kept the markets on edge, with the uneasiness heightened by speculation that the Federal Reserve might now turn to "unconventional policy." Under this scenario, the Fed would purchase longer-term U.S. Treasury securities as a means of implementing monetary policy.

     At the end of our fiscal half-year, one of the most visible economic concerns was weakness in the labor market. Unemployment increased to a peak of 6.4% in June. Over time, rising unemployment could create a drag on the economy, although it isn't unusual to see such a trend in the early stages of a recovery as businesses struggle to maintain their productive capacity in an uncertain environment.

     In July, payrolls declined for the sixth consecutive month, and the length of the average workweek reached a new low. The deterioration in payrolls was widespread, but the biggest losses occurred in the manufacturing sector, where there has been no job growth for three years.

THE U.S. TREASURY MARKET

A large tax cut, the costly war on terrorism, and an economic recovery that is developing slowly will ensure that budget deficits stay high for the foreseeable future. The White House expects budget deficits of $455 billion in fiscal 2003 and $475 billion in fiscal 2004. In response to the federal government's growing demand for credit, the Treasury Department increased the number of regularly scheduled auctions of 5- and 10-year Treasury securities and reintroduced the 3-year Treasury note.

     Despite expectations of increased supply, trading in Treasuries during the half-year was eerily reminiscent of the stock market's "irrational exuberance" in the late 1990s. Market participants were unable to resist the temptation to step in front of any "unconventional policy" initiatives the Federal Reserve might be contemplating. By mid-June, the yield of the 10-year Treasury note had declined 85 basis points from the beginning of the fiscal period to 3.11%. The move to such a historically low rate was unsustainable without confirmation from the Federal Reserve that it intended to expand its monetary policy tools by purchasing Treasury securities. Traders began to unwind speculative positions, forcing yields rapidly higher--the yield of the 10-year Treasury note increased 130 basis points from its mid-June low to close the period at 4.41%.

     Overall, the yields of Treasury notes and bonds rose during the six months. The yield of the 2-year Treasury rose modestly from 1.69% to 1.74%, while the yield of the 5-year note climbed from 2.93% to 3.22%. At the long end of the yield curve, the yield of the 30-year bond increased from 4.84% to 5.36%.

     The yield of the 3-month Treasury bill, which closely tracks short-term interest rate expectations, dropped from 1.17% to 0.94%.

THE PERFORMANCES OF OUR FUNDS

With rates at historically low levels, we maintained slightly shorter average durations during most of the semiannual period for the Short-, Intermediate-, and Long-Term Treasury Funds relative to their performance benchmarks. Shortly after interest rates reached their lowest points in mid-June, we made a conscious effort to reduce these funds' durations further, allowing us to preserve some of our gains. In each of the portfolios, this positioning helped us to outperform our unmanaged benchmarks.

     This same duration-shortening strategy enhanced the Short-Term Federal Fund's returns relative to that of its average peer. We also benefited by slightly reducing the fund's stake in mortgage-backed securities.

     For the six months, the Inflation-Protected Securities Fund provided a return slightly better than that of the overall Treasury inflation-indexed securities market, and the fund also outperformed its average peer. Although the yields of inflation-indexed securities increased slightly during the period, the yields of conventional Treasuries increased more, which translated into a smaller capital loss for shareholders of the Inflation-Protected Securities Fund than for shareholders of funds that held conventional intermediate-term Treasury bonds.

Robert F. Auwaerter, Principal
John W. Hollyer, Principal
Kenneth E. Volpert, Principal
David R. Glocke, Principal
VANGUARD FIXED INCOME GROUP
August 13, 2003

REPORT FROM THE ADVISER
FOR GNMA FUND

Vanguard GNMA Fund returned -1.3% during the six months ended July 31, 2003, a modest shortfall to the average -1.1% return of peer funds and below the -0.5% return of the Lehman GNMA Index.

THE INVESTMENT  ENVIRONMENT

Interest rates rose dramatically toward the end of the period, and all bond portfolios, including the GNMA Fund, suffered to some degree due to falling prices. The surprise was not the magnitude of the rise in yields, but rather the rapidity. The yield increases, the most dramatic in many years, have caused considerable nervousness among bond investors who have grown used to a declining interest rate environment. Although it is difficult to say if yields will continue to rise, it is certainly true that the view that interest rates always decline has been erased.

OUR SUCCESSES

When interest rates rise, virtually all bond funds are hurt in the short term. The good news is that the GNMA Fund maintains a lower average duration, or sensitivity to interest rate changes, than most bond funds, and thus the damage to the fund's net asset values during the six months was modest. It is difficult to call this a "success," but in a rising interest rate environment it is the best that we can hope for. It should also be said that the yield offered by the portfolio is very attractive, and once rates settle down shareholders should benefit from the attractive interest income that GNMA securities typically provide.

OUR SHORTFALLS

It is, of course, discouraging when the fund's net asset values fall. We always ask ourselves whether we could have done a better job insulating the fund from a rise in rates, and the answer is typically that we could have done a little bit better. Although we cannot eliminate the ramifications of rising yields, we could have had a slightly more defensive posture. '

THE FUND'S  POSITIONING

Like many other investors, we believe the economy will regain its footing. But if that is the case, it is difficult to see how interest rates can go to new lows.

Though the climb to higher yields is not pleasant in the short run, keep in mind that it is higher yields we want, since it is yield that ultimately provides return. Once refinancing slows and the rise in interest rates subsides, the fund will be well positioned to offer a competitive total return.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Wellington Management Company, llp
August 13, 2003

FUND PROFILES                                                AS OF JULY 31, 2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM TREASURY FUND
----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                   36            44        7,483
Yield                                            --           --
  Investor Shares                1.4%
  Admiral Shares                 1.5%
Yield to Maturity               1.9%+          2.1%         4.5%
Average Coupon                   4.2%          4.0%         5.9%
Average Maturity            2.1 years     2.5 years    7.5 years
Average Quality              Treasury      Treasury          Aaa
Average Duration            1.9 years     2.3 years    4.5 years
Expense Ratio                                    --           --
  Investor Shares             0.28%++
  Admiral Shares              0.14%++
Cash Investments                   1%            --           --
----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                    98%
Agency                                       2
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-------------------------------------
INVESTMENT FOCUS

Credit Quality        Treasury/Agency
Average Maturity                Short
-------------------------------------

---------------------------------------------------
Volatility Measures
                      COMPARATIVE            BROAD
                 FUND      INDEX*    FUND  INDEX**
---------------------------------------------------
R-Squared        0.98        1.00    0.79     1.00
Beta             0.92        1.00    0.53     1.00
---------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           7%
1-3 Years                             81
3-5 Years                             12
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman 1-5 Year Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Annualized.

SHORT-TERM FEDERAL FUND

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                   59           734        7,483
Yield                                            --           --
  Investor Shares                0.5%
  Admiral Shares                 0.6%
Yield to Maturity               2.3%+          2.3%         4.5%
Average Coupon                   4.4%          4.0%         5.9%
Average Maturity            2.1 years     2.5 years    7.5 years
Average Quality                Agency      Treasury          Aaa
Average Duration            1.9 years     2.3 years    4.5 years
Expense Ratio                                    --           --
  Investor Shares             0.25%++
  Admiral Shares              0.18%++
Cash Investments                   1%            --           --
----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                    19%
Agency                                      81
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-------------------------------------
Investment Focus

Credit Quality        Treasury/Agency
Average Maturity                Short
-------------------------------------

---------------------------------------------------
Volatility Measures
                      COMPARATIVE             BROAD
                 FUND      INDEX*    FUND   INDEX**
---------------------------------------------------
R-Squared        0.97        1.00    0.79      1.00
Beta             0.90        1.00    0.51      1.00
---------------------------------------------------

-----------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                          25%
1-3 Years                             52
3-5 Years                             18
Over 5 Years                           5
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman 1-5 Year Government Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Annualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                        for regularly  updated fund information.

INFLATION-PROTECTED SECURITIES FUND

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                   12            10        7,483
Yield                           1.6%+            --           --
Average Coupon                  3.2%+         3.5%+         5.9%
Average Maturity           11.6 years    11.9 years    7.5 years
Average Quality              Treasury      Treasury          Aaa
Average Duration            6.7 years     6.9 years    4.5 years
Expense Ratio                 0.20%++            --           --
Cash Investments                  15%            --           --
----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                    90%
Aaa                                         10
-----------------------------------------------
Total                                      100%
-----------------------------------------------

---------------------------------
INVESTMENT FOCUS

Credit Quality    Treasury/Agency
Average Maturity           Medium
---------------------------------

---------------------------------------------------
VOLATILITY MEASURES

                      COMPARATIVE             BROAD
                 FUND      INDEX*    FUND   INDEX**
---------------------------------------------------
R-Squared        1.00        1.00    0.71      1.00
Beta             0.99        1.00    1.33      1.00
---------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          10%
1-5 Years                              9
5-10 Years                            52
10-20 Years                            0
20-30 Years                           29
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
+In real terms; not adjusted for projected inflation. The principal amounts--and thus the interest payments--of these securities are adjusted over time to reflect inflation.
++Annualized.

INTERMEDIATE-TERM TREASURY FUND

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                   40           22         7,483
Yield                                           --            --
  Investor Shares                2.8%
  Admiral Shares                 2.9%
Yield to Maturity               3.5%+          4.5%         4.5%
Average Coupon                   5.6%          5.6%         5.9%
Average Maturity            5.5 years     7.6 years    7.5 years
Average Quality              Treasury      Treasury          Aaa
Average Duration            4.5 years     5.9 years    4.5 years
Expense Ratio                                    --           --
  Investor Shares             0.28%++
  Admiral Shares              0.14%++
Cash Investments                   1%            --           --
----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                    97%
Agency                                       3
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-------------------------------------
Investment Focus

Credit Quality        Treasury/Agency
Average Maturity               Medium
-------------------------------------

---------------------------------------------------
VOLATILITY MEASURES

                      COMPARATIVE             BROAD
                 FUND      INDEX*    FUND   INDEX**
---------------------------------------------------
R-Squared        0.99        1.00    0.91      1.00
Beta             0.87        1.00    1.35      1.00
---------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           7%
1-5 Years                             33
5-10 Years                            59
10-20 Years                            1
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman 5-10 Year Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Annualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                        for regularly  updated fund information.

GNMA FUND

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                  25+           165        7,483
Yield                                            --           --
  Investor Shares                4.4%
  Admiral Shares                 4.5%
Yield to Maturity              5.5%++          5.6%         4.5%
Average Coupon                   5.7%          6.4%         5.9%
Average Maturity            5.7 years     6.7 years    7.5 years
Average Quality              Treasury      Treasury          Aaa
Average Duration            4.3 years     2.8 years    4.5 years
Expense Ratio                                    --           --
  Investor Shares            0.21%+++
  Admiral Shares             0.14%+++
Cash Investments              -1%++++            --           --
----------------------------------------------------------------

---------------------------------------
DISTRIBUTION BY COUPON (% OF PORTFOLIO)

Below 6%                            36%
6%-7%                               50
7%-8%                               12
Above 8%                             2
---------------------------------------
Total                              100%
---------------------------------------

---------------------------------
INVESTMENT FOCUS

Credit Quality    Treasury/Agency
Average Maturity           Medium
---------------------------------

---------------------------------------------------
VOLATILITY MEASURES
                      COMPARATIVE             BROAD
                 FUND      INDEX*    FUND   INDEX**
---------------------------------------------------
R-Squared        0.95        1.00    0.87      1.00
Beta             1.24        1.00    0.76      1.00
---------------------------------------------------
*Lehman GNMA Index.
**Lehman Aggregate Bond Index.

+In the case of the GNMA Fund, issues refers to mortgage pools grouped by coupon.
++Before expenses.
+++Annualized.
++++Due to settlement activity.

LONG-TERM TREASURY FUND

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                        COMPARATIVE        BROAD
                                 FUND        INDEX*      INDEX**
----------------------------------------------------------------
Number of Issues                   21            42        7,483
Yield                                            --           --
  Investor Shares                4.5%
  Admiral Shares                 4.7%
Yield to Maturity               5.1%Y          5.4%         4.5%
Average Coupon                   7.2%          7.6%         5.9%
Average Maturity           16.8 years     8.5 years    7.5 years
Average Quality              Treasury      Treasury          Aaa
Average Duration            9.4 years     0.7 years    4.5 years
Expense Ratio                                    --           --
  Investor Shares             0.28%++
  Admiral Shares              0.14%++
Cash Investments                   4%            --           --
----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                   100%
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-------------------------------------
INVESTMENT FOCUS

Credit Quality        Treasury/Agency
Average Maturity                 Long
--------------------------------------

---------------------------------------------------
VOLATILITY MEASURES
                      COMPARATIVE             BROAD
                 FUND      INDEX*    FUND   INDEX**
---------------------------------------------------
R-Squared        1.00        1.00    0.91      1.00
Beta             0.98        1.00    2.39      1.00
---------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           4%
1-5 Years                              7
5-10 Years                            11
10-20 Years                           54
20-30 Years                           24
-----------------------------------------
Total                                100%
-----------------------------------------
*Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Annualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                        for regularly  updated fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                        AS OF JULY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SHORT-TERM TREASURY FUND

FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003


SHORT-TERM TREASURY FUND INVESTOR SHARES LEHMAN*
-------------------------------------------------
FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
-------------------------------------------------
1994               0.8%     4.7%    5.5%     6.1%
1995              -4.8      5.2     0.4     -0.1
1996               4.8      6.6    11.4     12.0
1997              -1.9      5.8     3.9      4.1
1998               1.1      6.0     7.1      7.9
1999               1.2      5.5     6.7      6.9
2000              -.04      5.2     1.2      1.3
2001               4.1      6.3    10.4     10.5
2002               1.9      5.0     6.9      7.4
2003               3.4      4.0     7.4      7.2
2004**            -0.1      1.3     1.2      0.7
-------------------------------------------------
*Lehman 1-5 Year Treasury Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 42 and 43 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                           TEN YEARS
                                         ONE   FIVE ----------------------
                      INCEPTION DATE    YEAR  YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares         10/28/1991   6.55%  6.52%   0.62%   5.35%  5.97%
  Admiral Shares           2/13/2001   6.69   7.03*      --     --    --
--------------------------------------------------------------------------
*Return since inception.

SHORT-TERM FEDERAL FUND
-------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
-------------------------------------------------------------

SHORT-TERM FEDERAL FUND INVESTOR SHARES LEHMAN*

FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
-------------------------------------------------
1994               1.1%     5.1%    6.2%     6.1%
1995              -5.6      5.4    -0.2     -0.1
1996               5.0      6.4    11.4     12.0
1997              -1.7      6.2     4.5      4.1
1998               0.8      6.3     7.1      7.9
1999               0.7      5.9     6.6      6.9
2000              -4.0      5.6     1.6      1.3
2001               4.4      6.5    10.9     10.8
2002               2.1      5.4     7.5      7.5
2003               2.9      4.1     7.0      7.2
2004**            -0.9      1.5     0.6      0.7
-------------------------------------------------
*Lehman 1-5 Year Government Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 43 and 44 for dividend and capital gains information.

INFLATION-PROTECTED SECURITIES FUND
---------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 29, 2000-JULY 31, 2003
---------------------------------------------------------
INFLATION-PROTECTED SECURITIES FUND LEHMAN*

FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
--------------------------------------------------------------------------------
2001               5.3%     2.8%    8.1%     8.3%
2002               1.9      4.3     6.2      6.3
2003              12.1      4.5    16.6     16.8
2004**            -1.3      2.1     0.8      0.7
--------------------------------------------------------------------------------
*Lehman Treasury Inflation Notes Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights table on page 44 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           TEN YEARS
                                         ONE   FIVE ----------------------
                      INCEPTION DATE    YEAR  YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND
  Investor Shares         12/31/1987   5.93%  6.63%   0.48%   5.58%  6.06%
  Admiral Shares           2/12/2001   5.99   6.85      --      --     --
--------------------------------------------------------------------------
Inflation-Protected Securities Fund
                           6/29/2000  15.32  12.20      --      --     --
--------------------------------------------------------------------------
*Return since inception.

INTERMEDIATE-TERM TREASURY FUND
------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
------------------------------------------------------------
INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES LEHMAN*

FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
-------------------------------------------------
1994               4.1%     6.0%   10.1%    10.6%
1995              -9.6      5.7    -3.9     -4.5
1996              11.7      7.3    19.0     19.6
1997              -4.9      6.2     1.3      1.3
1998               4.1      6.7    10.8     11.7
1999               3.3      6.1     9.4     10.0
2000             -10.1      5.5    -4.6     -5.0
2001               9.1      7.0    16.1     15.8
2002               0.8      5.8     6.6      6.8
2003               7.6      5.5    13.1     12.6
2004**            -1.8      1.9     0.1     -0.6
-------------------------------------------------
*Lehman 5-10 Year Treasury Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on page 45 for dividend and capital gains information.

GNMA FUND
------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
------------------------------------------------------------
GNMA FUND INVESTOR SHARES LEHMAN*

FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
-------------------------------------------------
1994              -1.0%     6.2%    5.2%     6.1%
1995              -6.5      6.9     0.4     -0.2
1996               7.6      8.0    15.6     15.5
1997              -2.1      7.3     5.2      5.6
1998               2.5      7.4     9.9      9.7
1999               0.0      6.8     6.8      6.7
2000              -7.3      6.4    -0.9      0.3
2001               6.6      7.5    14.1     13.9
2002               0.9      6.5     7.4      7.6
2003               2.9      5.8     8.7      7.9
2004**            -3.6      2.3    -1.3     -0.5
-------------------------------------------------
*Lehman GNMA Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on page 46 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                           TEN YEARS
                                         ONE   FIVE ----------------------
                      INCEPTION DATE    YEAR  YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor Shares         10/28/1991  12.85%  8.29%   1.26%   6.06%  7.32%
  Admiral Shares           2/12/2001  13.00  10.11*     --      --     --
--------------------------------------------------------------------------
GNMA Fund
  Investor Shares          6/27/1980   6.92%  7.03%   0.20%   6.79%  6.99%
  Admiral Shares           2/12/2001   6.98   7.63      --      --     --
--------------------------------------------------------------------------
*Return since inception.

LONG-TERM TREASURY FUND
------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
------------------------------------------------------------
LONG-TERM TREASURY FUND INVESTOR SHARES LEHMAN*

FISCAL          CAPITAL   INCOME   TOTAL    TOTAL
YEAR             RETURN   RETURN  RETURN   RETURN
-------------------------------------------------
1994               8.9%     7.2%   16.1%    16.7%
1995             -13.0      6.3    -6.7     -7.5
1996              18.7      8.0    26.7     27.4
1997              -8.2      6.4    -1.8     -1.6
1998               9.7      7.1    16.8     18.3
1999               5.8      6.2    12.0     12.3
2000             -13.7      5.3    -8.4     -8.3
2001              11.7      6.9    18.6     18.8
2002              -0.4      5.7     5.3      5.4
2003               9.0      5.8    14.8     14.9
2004**            -4.4      2.2    -2.2     -2.7
-------------------------------------------------
*Lehman Long Treasury Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on page 47 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           TEN YEARS
                                         ONE   FIVE ----------------------
                      INCEPTION DATE    YEAR  YEARS CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares          5/19/1986  19.06%  8.62%   2.18%   6.38%  8.56%
  Admiral Shares           2/12/2001  19.22  11.34*     --      --     --
--------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS JULY 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal for the funds that distribute net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------

                                                                          Face        Market
                                                          Maturity      Amount        Value*
Short-Term Treasury Fund          Coupon                      Date       (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.8%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.3%)
U.S. Treasury Bill                0.788%                12/18/2003     130,000       129,514
U.S. Treasury Bill                0.919%                12/26/2003     100,000        99,597
U.S. Treasury Note                 2.25%                 7/31/2004     397,000       401,034
U.S. Treasury Note                1.875%                 9/30/2004      40,000        40,269
U.S. Treasury Note                2.125%                10/31/2004      65,000        65,610
U.S. Treasury Note                5.875%                11/15/2004     267,000       282,187
U.S. Treasury Note                7.875%                11/15/2004     129,800       140,447
U.S. Treasury Note                 1.75%                12/31/2004     124,335       124,860
U.S. Treasury Note                1.625%                 1/31/2005     234,500       234,903
U.S. Treasury Note                 1.50%                 2/28/2005     280,000       279,650
U.S. Treasury Note                 6.75%              5/15/2005(2)     183,000       199,298
U.S. Treasury Note                 1.50%                 7/31/2005     150,000       149,109
U.S. Treasury Note                5.875%                11/15/2005      57,000        61,970
U.S. Treasury Note                 2.00%                 5/15/2006     100,000        99,375
U.S. Treasury Note                6.875%                 5/15/2006     344,000       386,732
U.S. Treasury Note                 7.00%                 7/15/2006     466,000       527,382
U.S. Treasury Note                 3.50%                11/15/2006      70,000        72,078
U.S. Treasury Note                4.375%                 5/15/2007      68,000        71,814
U.S. Treasury Note                 3.25%                 8/15/2007     257,350       260,366
U.S. Treasury Note                 3.00%                11/15/2007      67,500        67,331
Government Export Trust
  (U.S. Government Guaranteed)     6.00%              3/15/2005(1)       5,830         6,048
Guaranteed Export Trust
  (U.S. Government Guaranteed)     7.46%             12/15/2005(1)      17,065        18,321
Guaranteed Trade Trust
  (U.S. Government Guaranteed)     7.02%               9/1/2004(1)       2,656         2,741

--------------------------------------------------------------------------------

                                                                          Face        Market
                                                          Maturity      Amount        Value*
Short-Term Treasury Fund          Coupon                      Date       (000)         (000)
--------------------------------------------------------------------------------
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)     5.76%              6/15/2006(1)      16,000        16,118
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)     5.91%                 5/15/2005       9,700        11,611
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)    5.926%              6/15/2005(1)       9,185         9,700
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)     5.10%              6/30/2007(1)      18,284        19,177
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)     7.45%             12/15/2010(1)      20,455        23,181
Private Export Funding Corp.
  (U.S. Government Guaranteed)     6.31%                 9/30/2004      20,000        21,091
Private Export Funding Corp.
  (U.S. Government Guaranteed)     6.45%                 9/30/2004      80,000        84,493
Private Export Funding Corp.
  (U.S. Government Guaranteed)     5.53%                 4/30/2006      25,000        26,973
Private Export Funding Corp.
  (U.S. Government Guaranteed)     7.65%                 5/15/2006      55,000        62,486
                                                                                ------------
                                                                                   3,995,466
                                                                                ------------
AGENCY BONDS AND NOTES (0.5%)
Federal Home Loan Bank            5.375%                 2/15/2006      20,000        21,461
                                                                                ------------

MORTGAGE-BACKED SECURITIES (1.0%)
Federal Home Loan Mortgage Corp.   5.50%    12/9/2003-1/12/2004(1)       4,810         4,919
Federal Home Loan Mortgage Corp.   6.00%     2/2/2004-2/15/2004(1)      13,334        13,727
Federal Home Loan Mortgage Corp.   7.00%     9/6/2004-3/15/2005(1)       5,032         5,326
Federal National Mortgage Assn.    6.00%     5/25/2003-1/9/2004(1)       5,563         5,710
Federal National Mortgage Assn.    7.00%   1/17/2005-10/25/2005(1)      11,667        12,373
                                                                                ------------
                                                                                      42,055
                                                                                ------------
--------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $4,007,795)                                                                4,058,982
--------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                                           FACE      MARKET
                                                            MATURITY     AMOUNT      VALUE*
                                                 COUPON         DATE      (000)      (000)
-------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (22.0%)
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.106%     8/1/2003     53,709      53,709
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F               1.106%     8/1/2003    848,054     848,054
-------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $901,763)                                                                   901,763
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (120.8%)
  (Cost $4,909,558)                                                               4,960,745
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-20.8%)
-------------------------------------------------------------------------------------------
Receivables for Investment Securities Sold                                          119,548
Other Assets---Note C                                                                38,171
Payables for Investment Securities Purchased                                      (149,016)
Security Lending Collateral Payable to Brokers---Note F                           (848,054)
Other Liabilities                                                                  (13,474)
                                                                                -----------
-------------------------------------------------------------------------------------------
                                                                                  (852,825)
                                                                                -----------
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                $4,107,920
===========================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Securities with a value of $1,089,000 have been segregated as initial margin for open futures contracts.



--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,029,948
Undistributed  Net Investment Income                                          --
Accumulated Net Realized  Gains                                           27,049
Unrealized  Appreciation  (Depreciation)
  Investment Securities                                                   51,187
  Futures Contracts                                                        (264)
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,107,920
================================================================================
Investor  Shares---Net  Assets
Applicable to 205,368,808  outstanding $.001 par value  shares
  of  beneficial  interest  (unlimited   authorization)               $2,194,974
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.69
================================================================================
Admiral  Shares---Net  Assets
Applicable to 178,981,380  outstanding  $.001 par value  shares
  of  beneficial  interest  (unlimited   authorization)               $1,912,946
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.69
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------

                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
SHORT-TERM FEDERAL FUND               COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.3%)
------------------------------------------------------------------------------------------------
U.S. Government Securities (23.5%)
U.S. Treasury Note                    5.875%                11/15/2004         1,000       1,057
U.S. Treasury Note                     6.50%                 8/15/2005        61,000      66,719
U.S. Treasury Note                     5.75%                11/15/2005       100,000     108,438
U.S. Treasury Note                    5.625%                 2/15/2006       119,000     129,413
U.S. Treasury Note                     2.00%                 5/15/2006        51,000      50,681
U.S. Treasury Note                    4.625%                 5/15/2006        33,000      35,125
U.S. Treasury Note                    4.375%                 5/15/2007       135,000     142,572
U.S. Treasury Note                    2.625%                 5/15/2008       130,000     126,201
Guaranteed Export Series
  (U.S. Government Guaranteed)         5.23%              5/15/2005(1)         4,596       4,712
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         5.91%                 5/15/2005         6,500       7,781
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         2.41%              6/15/2009(1)        18,000      17,992
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.03%                10/31/2003         5,000       5,068
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.31%              9/30/2004(2)        10,000      10,546
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.45%                 9/30/2004        14,900      15,737
Private Export Funding Corp.
  (U.S. Government Guaranteed)         5.25%                 5/15/2005         4,000       4,237
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.62%                 10/1/2005        14,150      15,470
Private Export Funding Corp.
  (U.S. Government Guaranteed)         5.34%                 3/15/2006        13,000      13,940
Private Export Funding Corp.
  (U.S. Government Guaranteed)         5.53%                 4/30/2006        56,750      61,229
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.65%                5/15/2006         20,000      22,722
                                                                                    ------------
                                                                                         839,640
                                                                                    ------------
AGENCY BONDS AND NOTES (59.3%)(3)
Bank United (Letter of Credit by
  Federal Home Loan Bank of Atlanta)   5.40%                  2/2/2004       132,425     135,046
Federal Home Loan Bank                 2.25%                 8/13/2004        12,000      12,092
Federal Home Loan Bank                 3.00%                 8/15/2005        50,000      50,978
Federal Home Loan Bank                6.875%                 8/15/2005         5,000       5,483
Federal Home Loan Bank                 2.50%                11/15/2005       100,000     100,675
Federal Home Loan Bank                 2.50%                12/15/2005         8,000       8,039
Federal Home Loan Bank                2.375%                 2/15/2006        90,000      89,962
Federal Home Loan Bank                5.125%                  3/6/2006         6,900       7,359
Federal Home Loan Bank                 2.50%                 3/15/2006        54,000      54,051
Federal Home Loan Bank                4.875%                 2/15/2007        35,000      37,173
Federal Home Loan Bank                5.375%                 2/15/2007        20,815      22,454
Federal Home Loan Bank                4.875%                 5/15/2007        20,000      21,221
Federal Home Loan Bank Discount Not   1.001%                 8/15/2003        20,000      19,993
Federal Home Loan Bank Discount Note  1.032%                 9/26/2003        36,000      35,947
Federal Home Loan Bank Discount Note  0.997%                10/15/2003       180,000     179,642
Federal Home Loan Bank Discount Note  0.997%                10/17/2003       220,000     219,549
Federal Home Loan Mortgage Corp.       3.50%                 9/15/2003        58,000      58,177


------------------------------------------------------------------------------------------------

                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
                                      COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.       5.00%                 1/15/200        457,000      58,021
Federal Home Loan Mortgage Corp.       5.25%                 2/15/200       4169,000     172,781
Federal Home Loan Mortgage Corp.      6.875%                 1/15/2005        20,000      21,483
Federal Home Loan Mortgage Corp.       7.00%                 7/15/2005         6,000       6,574
Federal Home Loan Mortgage Corp.       5.50%                 7/15/2006       129,000     139,262
Federal National Mortgage Assn.       5.125%                 2/13/2004        72,000      73,546
Federal National Mortgage Assn.        6.50%                 8/15/2004       135,000     141,938
Federal National Mortgage Assn.       7.125%                 2/15/2005       116,000     125,453
Federal National Mortgage Assn.        7.00%                 7/15/2005       124,000     135,868
Federal National Mortgage Assn.        5.00%                 1/15/2007        98,000     104,413
Federal National Mortgage Assn.        5.25%                 4/15/2007        80,000      85,968
                                                                                    ------------
                                                                                       2,123,148
                                                                                    ------------
MORTGAGE-BACKED SECURITIES (16.5%)(3)
Federal Home Loan Mortgage Corp.       5.50%   10/20/2003-11/1/2017(1)       116,573     118,803
Federal Home Loan Mortgage Corp.       6.00%  12/15/2003-12/28/2003(1)         5,523       5,634
Federal Home Loan Mortgage Corp.       6.50%               9/1/2011(1)         9,684      10,179
Federal Home Loan Mortgage Corp.       7.50%               2/1/2008(1)         3,093       3,275
Federal Home Loan Mortgage Corp.
  Structured Pass-Through Certificate  2.97%             12/25/2032(1)        17,998      18,144
Federal National Mortgage Assn.       3.731%               6/1/2033(1)        25,000      25,027
Federal National Mortgage Assn.       3.745%               7/1/2033(1)        15,000      15,047
Federal National Mortgage Assn.        3.75%               9/1/2033(1)        50,000      50,070
Federal National Mortgage Assn.        3.80%               7/1/2033(1)        25,000      25,000
Federal National Mortgage Assn.        3.82%               9/1/2033(1)        25,000      25,000
Federal National Mortgage Assn.       3.859%               7/1/2033(1)        25,003      25,382
Federal National Mortgage Assn.        4.50%               8/1/2018(1)       100,000      97,344
Federal National Mortgage Assn.        6.00%    10/25/2003-4/1/2017(1)        40,604      41,907
Federal National Mortgage Assn.        6.50%     10/1/2010-9/1/2016(1)        78,665      82,548
Federal National Mortgage Assn.        7.50%    6/17/2004-5/14/2006(1)         5,461       5,854
Federal National Mortgage Assn.        8.00%    4/25/2003-10/25/200(1)        15,720      16,869
Federal National Mortgage Assn.
  REMIC Trust                         2.879%              7/25/2027(1)        16,740      16,743
Federal National Mortgage Assn.
  REMIC Trust                          6.17%              8/15/2008(1)           917         911
Federal National Mortgage Assn.
 REMIC Trust                           7.20%               5/4/2031(1)         5,356       5,371
                                                                                    ------------
                                                                                         589,108
                                                                                    ------------
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (Cost $3,520,626)                                                                   3,551,896
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                            FACE     MARKET
                                                            MATURITY      AMOUNT     VALUE*
SHORT-TERM FEDERAL FUND                          COUPON         DATE       (000)     (000)
-------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.6%)
-------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                       1.106%     8/1/2003     207,147    207,147
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F               1.106%     8/1/2003     387,508    387,508
-------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $594,655)                                                                    594,655
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.9%)
 (Cost $4,115,281)                                                                4,146,551
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.9%)
-------------------------------------------------------------------------------------------
Other Assets--Note C                                                                 42,587
Payables for Investment Securities Purchased                                      (203,229)
Security Lending Collateral Payable to Brokers--Note F                            (387,508)
Other Liabilities                                                                  (20,103)
                                                                                -----------
                                                                                  (568,253)
                                                                                -----------
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                $3,578,298
===========================================================================================


*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Securities with a value of $2,993,000 have been segregated as initial margin for open futures contracts.
(3)After giving effect to total return swap contracts, the fund's investments in government agency bonds and notes and government mortgage-backed securities represent 56.6% and 19.2%, respectively, of net assets. See Note D in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $3,549,995
Overdistributed Net Investment Income                                      (996)
Overdistributed Net Realized Gains                                          (81)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                   31,270
  Futures Contracts                                                        1,104
  Swap Contracts                                                         (2,994)
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,578,298
================================================================================
Investor Shares--Net Assets
Applicable to 271,218,526 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                     $2,866,384
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.57
================================================================================
Admiral Shares--Net Assets
Applicable to 67,361,589 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                       $711,914
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.57
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.


-------------------------------------------------------------------------------------------

                                                                            FACE     MARKET
                                                            MATURITY      AMOUNT     VALUE*
Inflation-Protected Securities Fund              COUPON         DATE       (000)      (000)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.6%)
-------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note             3.375%    1/15/2007      59,825     74,594
U.S. Treasury Inflation-Indexed Note             3.625%    1/15/2008     100,825    125,043
U.S. Treasury Inflation-Indexed Note             3.875%    1/15/2009     450,525    559,149
U.S. Treasury Inflation-Indexed Note              4.25%    1/15/2010     225,225    278,808
U.S. Treasury Inflation-Indexed Note              3.50%    1/15/2011      96,275    110,798
U.S. Treasury Inflation-Indexed Note             3.375%    1/15/2012      77,000     86,077
U.S. Treasury Inflation-Indexed Note              3.00%    7/15/2012     598,750    642,390
U.S. Treasury Inflation-Indexed Note              1.88%    7/15/2013     120,000    114,047
U.S. Treasury Inflation-Indexed Bond             3.625%    4/15/2028     555,925    706,775
U.S. Treasury Inflation-Indexed Bond             3.875%    4/15/2029     177,000    231,532
U.S. Treasury Inflation-Indexed Bond             3.375%    4/15/2032     170,450    193,998
-------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $3,050,007)                                                                3,123,211
-------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (17.1%)
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account
 (Cost $629,259)                                  1.11%     8/1/2003     629,259    629,259
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
 (Cost $3,679,266)                                                                3,752,470
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
-------------------------------------------------------------------------------------------
Other Assets--Note C                                                                 48,685
Liabilities                                                                       (110,814)
                                                                                -----------
                                                                                   (62,129)
                                                                                -----------
-------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------
Applicable to 314,114,423 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                       $3,690,341
===========================================================================================
NET ASSET VALUE PER SHARE                                                            $11.75
===========================================================================================


*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              Amount         Per
                                                               (000)       Share
--------------------------------------------------------------------------------
Paid-in Capital                                           $3,584,636      $11.42
Overdistributed Net Investment Income                          (249)          --
Accumulated Net Realized Gains                                32,750         .10
Unrealized Appreciation                                       73,204         .23
--------------------------------------------------------------------------------
NET ASSETS                                                $3,690,341      $11.75
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.


------------------------------------------------------------------------------------------------
                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
INTERMEDIATE-TERM TREASURY FUND       COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.7%)
------------------------------------------------------------------------------------------------
U.S. Government Securities (96.2%)
U.S. Treasury Bill                    1.182%                10/16/2003       296,500     295,901
U.S. Treasury Bond                   10.375%             11/15/2012(2)       414,150     534,576
U.S. Treasury Bond                    11.75%                11/15/2014        20,000      28,913
U.S. Treasury Bond                     7.25%                 5/15/2016        20,000      24,353
U.S. Treasury Note                     2.00%                11/30/2004       170,000     171,248
U.S. Treasury Note                    6.875%                 5/15/2006         2,000       2,248
U.S. Treasury Note                     7.00%                 7/15/2006       174,900     197,938
U.S. Treasury Note                     3.25%                 8/15/2007       146,000     147,711
U.S. Treasury Note                    2.625%                 5/15/2008         4,000       3,883
U.S. Treasury Note                    5.625%                 5/15/2008        85,600      94,481
U.S. Treasury Note                     4.75%                11/15/2008       150,000     159,304
U.S. Treasury Note                     5.50%                 5/15/2009        75,000      82,465
U.S. Treasury Note                     6.00%                 8/15/2009       359,650     404,214
U.S. Treasury Note                     6.50%                 2/15/2010       214,150     246,673
U.S. Treasury Note                     5.75%                 8/15/2010       157,000     173,755
U.S. Treasury Note                     5.00%                 2/15/2011       100,000     105,594
U.S. Treasury Note                     5.00%                 8/15/2011       151,000     158,810
U.S. Treasury Note                    4.875%                 2/15/2012       232,000     241,062
U.S. Treasury Note                    4.375%                 8/15/2012       339,800     338,950
Export Funding Trust
  (U.S. Government Guaranteed)         8.21%             12/29/2006(1)         4,726       5,286
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         7.39%              6/26/2006(1)         2,250       2,438
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         7.80%              8/15/2006(1)         6,055       6,576
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         8.17%              1/15/2007(1)         3,792       4,220
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         6.69%           1/15/2009(1)(3)        28,305      31,526
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         5.94%              6/20/2006(1)         7,895       8,112
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)        6.726%              9/15/2010(1)        16,957      18,516
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         7.60%             12/15/2012(1)        32,859      37,812
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         7.05%             11/15/2013(1)        54,375      61,108
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.65%                 5/15/2006        15,000      17,041
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.11%                 4/15/2007        33,420      37,773
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.49%                 7/15/2007        14,000      15,660
Private Export Funding Corp.
  (U.S. Government Guaranteed)         5.75%                 1/15/2008        60,000      65,407
Private Export Funding Corp.
  (U.S. Government Guaranteed)         5.87%                 7/31/2008       123,100      34,558
Private Export Funding Corp.
 (U.S. Government Guaranteed)          7.20%                 1/15/2010        12,900      14,954



------------------------------------------------------------------------------------------------
                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
                                      COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.25%                 6/15/2010       135,920     158,022
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.07%                 4/30/2011        71,000      77,239
Private Export Funding Corp.
  (U.S. Government Guaranteed)        5.685%                 5/15/2012        30,000      31,577
                                                                                    ------------
                                                                                       4,139,904
                                                                                    ------------
AGENCY BONDS AND NOTES (2.0%)
Federal National Mortgage Assn.        7.30%                 5/25/2010        30,000      36,075
Federal National Mortgage Assn.       5.763%                12/25/2011        50,000      52,723
                                                                                    ------------
                                                                                          88,798
                                                                                    ------------
MORTGAGE-BACKED SECURITIES (0.5%)
Federal Home Loan Mortgage Corp.       5.50%   12/9/2003-1/12/2004 (1)        15,330      15,680
Federal Home Loan Mortgage Corp.       7.00%    9/6/2004-5/22/2005 (1)         5,204       5,510
                                                                                    ------------
                                                                                          21,190
                                                                                    ------------
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $4,084,880)                                                                     4,249,892
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (19.8%)
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account            1.106%                  8/1/2003         1,166       1,166
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--          1.106%                  8/1/2003       851,932     851,932
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $853,098)                                                                         853,098
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.5%)
 (Cost $4,937,978)                                                                     5,102,990
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.5%)
------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                      71,422
Security Lending Collateral Payable to Brokers--Note F                                 (851,932)
Other Liabilities                                                                       (17,958)
                                                                                    ------------
                                                                                       (798,468)
                                                                                    ------------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $4,304,522
================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Securities with a value of $2,583,000 have been segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the value of this security was $31,526,000, representing 0.7% of net assets.

                                                                          AMOUNT
INTERMEDIATE-TERM TREASURY FUND                                            (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,108,260
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                            31,537
Unrealized Appreciation (Depreciation)
  Investment Securities                                                  165,012
  Futures Contracts                                                        (287)
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,304,522
================================================================================
Investor Shares--Net Assets
Applicable to 218,489,779 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                     $2,484,222
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.37
================================================================================
Admiral Shares--Net Assets
Applicable to 160,097,181 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                     $1,820,300
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.37
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.


------------------------------------------------------------------------------------------------
                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
GNMA FUND                             COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (101.0%)
------------------------------------------------------------------------------------------------
Government National Mortgage Assn.     4.50%               9/1/2033(1)       100,000      95,628
Government National Mortgage Assn.     5.00%      8/1/2031-8/1/2033(1)     4,044,267   3,863,572
Government National Mortgage Assn.     5.50%     3/15/2013-2/1/2033(1)     5,556,615   5,517,847
Government National Mortgage Assn.     6.00%    8/15/2016-1/22/2033(1)     8,177,983   8,337,327
Government National Mortgage Assn.     6.50%    6/15/2008-8/15/2032(1)     4,842,277   5,024,854
Government National Mortgage Assn.     7.00%    4/15/2007-9/15/2032(1)     2,176,295   2,294,714
Government National Mortgage Assn.     7.25%   12/15/2026-2/15/2027(1)           589         626
Government National Mortgage Assn.     7.50%   6/15/2005-10/15/2031(1)       846,174     903,736
Government National Mortgage Assn.     7.75%              2/15/2027(1)         1,244       1,334
Government National Mortgage Assn.     8.00%    9/15/2005-8/15/2031(1)       333,529     364,098
Government National Mortgage Assn.     8.25%    8/15/2004-7/15/2008(1)         1,015       1,103
Government National Mortgage Assn.     8.50%    1/20/2005-6/15/2028(1)        59,352      65,990
Government National Mortgage Assn.     9.00%    9/15/2008-2/15/2023(1)        45,519      51,285
Government National Mortgage Assn.     9.25%    9/15/2016-8/15/2017(1)           164         187
Government National Mortgage Assn.     9.50%   7/15/2009-12/15/2022(1)        21,680      24,634
Government National Mortgage Assn.    10.00%    7/20/2014-8/20/2018(1)           306         350
Government National Mortgage Assn.    11.00%    7/15/2010-2/20/2016(1)           132         156
Government National Mortgage Assn.    11.25%    9/20/2015-2/20/2016(1)            88          97
Government National Mortgage Assn.    11.50%   1/15/2013-11/20/2015(1)           227         260
Government National Mortgage Assn.    12.00%    1/15/2013-1/20/2016(1)           273         318
Government National Mortgage Assn.    12.50%   12/20/2013-7/20/2015(1)           172         207
Government National Mortgage Assn.    13.00%    1/15/2011-1/20/2015(1)           166         195
Government National Mortgage Assn.    13.50%   5/15/2010-12/15/2014(1)            74          89
Government National Mortgage Assn.    14.00%    6/15/2011-3/15/2012(1)            33          37
Government National Mortgage Assn.    15.00%              5/15/2012(1)            27          31
------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
 (Cost $26,573,640)                                                                   26,548,675
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.7%)
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account
 (Cost $1,760,682)                     1.11%                  8/1/2003     1,760,682   1,760,682
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.7%)
 (Cost $28,334,322)                                                                   28,309,357
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.7%)
------------------------------------------------------------------------------------------------
Receivables for Investment Securities Sold                                               868,435
Other Assets--Note C                                                                     150,082
Payables for Investment Securities Purchased                                         (2,785,523)
Other Liabilities                                                                      (248,018)
                                                                                    ------------
                                                                                     (2,015,024)
                                                                                    ------------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $26,294,333
================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

--------------------------------------------------------------------------------
                                                                          Amount
GNMA Fund                                                                  (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $26,348,059
Undistributed Net Investment Income                                           --
Overdistributed Net Realized Gains                                      (28,761)
Unrealized Depreciation                                                 (24,965)
--------------------------------------------------------------------------------
NET ASSETS                                                           $26,294,333
================================================================================
Investor Shares--Net Assets
Applicable to 1,988,780,636 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                    $20,535,248
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.33
================================================================================
Admiral Shares--Net Assets
Applicable to 557,751,036 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                     $5,759,085
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.33
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.


------------------------------------------------------------------------------------------------
                                                                                FACE      MARKET
                                                              MATURITY        AMOUNT      VALUE*
LONG-TERM TREASURY FUND               COUPON                      DATE         (000)       (000)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.5%)
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (96.5%)
U.S. Treasury Bill                    0.833%                12/18/2003        50,500      50,311
U.S. Treasury Bond                    9.875%                11/15/2015        50,000      73,281
U.S. Treasury Bond                     7.25%                 5/15/2016       115,500     140,640
U.S. Treasury Bond                    8.875%                 2/15/2019        69,663      96,984
U.S. Treasury Bond                    8.125%                 8/15/2019       265,523     348,249
U.S. Treasury Bond                     8.75%                 8/15/2020        20,000      27,781
U.S. Treasury Bond                    7.875%                 2/15/2021       235,781     304,120
U.S. Treasury Bond                    8.125%                 5/15/2021       171,875     226,794
U.S. Treasury Bond                    7.125%                 2/15/2023        79,000      95,208
U.S. Treasury Bond                     6.25%                 8/15/2023        25,000      27,441
U.S. Treasury Bond                    6.875%                 8/15/2025        20,000      23,606
U.S. Treasury Bond                     6.75%              8/15/2026(1)       161,585     188,499
U.S. Treasury Bond                     6.50%                11/15/2026        20,000      22,672
U.S. Treasury Bond                    6.625%                 2/15/2027        18,000      20,720
U.S. Treasury Bond                    6.375%                 8/15/2027        91,650     102,447
U.S. Treasury Bond                     5.50%                 8/15/2028        38,800      38,733
U.S. Treasury Bond                     5.25%                 2/15/2029        20,000      19,300
U.S. Treasury Bond                    6.125%                 8/15/2029        23,000      24,959
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.67%                 9/15/2009        17,000      19,280
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.20%                 1/15/2010         7,100       8,230
Private Export Funding Corp.
  (U.S. Government Guaranteed)         7.25%                 6/15/2010        64,080      74,500
Private Export Funding Corp.
  (U.S. Government Guaranteed)         6.07%                 4/30/2011        29,000      31,549
                                                                                    ------------
                                                                                       1,965,304
                                                                                    ------------
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $1,847,021)                                                                     1,965,304
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (27.6%)
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account              1.11%                  8/1/2003        27,921      27,921
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F      1.11%                  8/1/2003       533,497     533,497
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $561,418)                                                                         561,418
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (124.1%)
 (Cost $2,408,439)                                                                     2,526,722
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-24.1%)
------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                      53,569
Security Lending Collateral Payable to Brokers---Note F                                (533,497)
Other Liabilities                                                                       (10,417)
                                                                                    ------------
                                                                                       (490,345)
                                                                                    ------------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $2,036,377
================================================================================================

*See Note A in Notes to Financial Statements.
(1) Securities with a value of $5,830,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
LONG-TERM TREASURY FUND                                                    (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,894,980
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                            23,259
Unrealized Appreciation (Depreciation)
 Investment Securities                                                   118,283
 Futures Contracts                                                         (145)
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,036,377
================================================================================
Investor Shares--Net Assets
Applicable to 141,259,816 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                     $1,565,165
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.08
================================================================================
Admiral Shares---Net Assets
Applicable to 42,528,006 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                       $471,212
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.08
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


------------------------------------------------------------------------------------------------

                                                                      Inflation-   Intermediate-
                                      Short-Term     Short-Term        Protected            Term
                                        Treasury        Federal       Securities        Treasury
                                            Fund           Fund             Fund            Fund
                                      ----------------------------------------------------------
                                                       Six Months Ended July 31, 2003
                                      ----------------------------------------------------------
                                           (000)          (000)            (000)           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                               $56,996        $61,901          $82,257        $ 97,518
  Security Lending                         1,274            474               90           1,175
------------------------------------------------------------------------------------------------
    Total Income                          58,270         62,375           82,347          98,693
------------------------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B           314            272              263             350
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                      2,711          3,101            3,002           3,259
      Admiral Shares                       1,052            492               --           1,054
    Marketing and Distribution
      Investor Shares                        198            284              307             218
      Admiral Shares                         146             64               --             139
  Custodian Fees                              10             24                5               1
  Shareholders' Reports
    Investor Shares                           27             30               40              44
    Admiral Shares                             2             --               --               2
  Trustees' Fees and Expenses                  3              3                2               3
------------------------------------------------------------------------------------------------
    Total Expenses                         4,463          4,270            3,619           5,070
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     53,807         58,105           78,728          93,623
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold              31,721          7,947           33,242          31,955
  Futures Contracts                      (3,436)        (3,921)               --              --
  Swap Contracts                              --        (2,078)               --              --
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                  28,285          1,948           33,242          31,955
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
 Investment Securities                  (32,671)       (36,282)         (97,122)       (111,815)
 Futures Contracts                         2,233          3,113               --           (287)
 Swap Contracts                               --        (3,077)               --              --
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                         (30,438)       (36,246)         (97,122)       (112,102)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $51,654        $23,807          $14,848        $ 13,476
================================================================================================


                                                                       Long-Term
                                                           GNMA         Treasury
                                                           Fund             Fund
                                                --------------------------------
                                                 Six Months Ended July 31, 2003
                                                --------------------------------
                                                          (000)            (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                            $ 711,594         $ 56,053
  Security Lending                                           --              203
--------------------------------------------------------------------------------
   Total Income                                         711,594           56,256
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                        1,346              170
  The Vanguard Group--Note C
    Management and Administrative
     Investor Shares                                     19,490            2,125
     Admiral Shares                                       3,273              286
    Marketing and Distribution
     Investor Shares                                      1,793              125
     Admiral Shares                                         425               30
  Custodian Fees                                          1,071               13
  Shareholders' Reports
     Investor Shares                                        222               30
     Admiral Shares                                           9                1
  Trustees' Fees and Expenses                                20                2
--------------------------------------------------------------------------------
    Total Expenses                                       27,649            2,782
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   683,945           53,474
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                             19,440           26,567
  Futures Contracts                                          --               --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 19,440           26,567
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                             (1,036,362)        (122,512)
  Futures Contracts                                          --            (145)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    (1,036,362)        (122,657)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          $ (332,977)       $ (42,616)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


------------------------------------------------------------------------------------------------

                                              SHORT-TERM                    SHORT-TERM
                                             TREASURY FUND                 FEDERAL FUND
                                   ----------------------------    -----------------------------
                                      SIX MONTHS           YEAR       SIX MONTHS            YEAR
                                           ENDED          ENDED            ENDED           ENDED
                                   JULY 31, 2003  JAN. 31, 2003    JULY 31, 2003   JAN. 31, 2003
                                           (000)          (000)            (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 53,807      $ 126,189         $ 58,105       $ 113,866
  Realized Net Gain (Loss)                28,285         78,888            1,948          49,606
  Change in Unrealized Appreciation
    (Depreciation)                      (30,438)         25,002         (36,246)          31,687
------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                51,654        230,079           23,807         195,159
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                     (27,981)       (67,639)         (45,972)        (91,935)
    Admiral Shares                      (25,826)       (58,550)         (10,828)        (22,059)
  Realized Capital Gain
    Investor Shares                     (19,107)       (21,502)          (1,128)        (34,549)
    Admiral Shares                      (16,813)       (18,790)            (253)         (7,903)
------------------------------------------------------------------------------------------------
    Total Distributions                 (89,727)      (166,481)         (58,181)       (156,446)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                         16,105        756,125          (8,617)       1,049,703
  Admiral Shares                         (2,246)        648,923           50,071         281,327
------------------------------------------------------------------------------------------------
Net Increase (Decrease)
 from Capital Share Transactions          13,859      1,405,048           41,454       1,331,030
------------------------------------------------------------------------------------------------
Total Increase (Decrease)               (24,214)      1,468,646            7,080       1,369,743
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                    4,132,134      2,663,488        3,571,218       2,201,475
------------------------------------------------------------------------------------------------
End of Period                         $4,107,920     $4,132,134       $3,578,298      $3,571,218
================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the Short-Term Treasury Fund totaling $15,789,000 and $31,240,000, respectively, and by the Short-Term Federal Fund totaling $1,381,000 and $42,452,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.


------------------------------------------------------------------------------------------------

                                         INFLATION-PROTECTED           INTERMEDIATE-TERM
                                           SECURITIES FUND               TREASURY FUND
                                   ----------------------------    -----------------------------
                                      SIX MONTHS           YEAR       SIX MONTHS            YEAR
                                           ENDED          ENDED            ENDED           ENDED
                                   JULY 31, 2003  JAN. 31, 2003    JULY 31, 2003   JAN. 31, 2003
                                           (000)          (000)            (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 78,728       $ 93,466         $ 93,623       $ 209,943
  Realized Net Gain (Loss)                33,242         24,685           31,955         176,603
  Change in Unrealized Appreciation
   (Depreciation)                       (97,122)        172,937        (112,102)         122,517
------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations            14,848        291,088           13,476         509,063
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                     (84,598)       (88,721)         (53,465)       (115,026)
    Admiral Shares                            --            --          (40,158)        (94,917)
  Realized Capital Gain*
    Investor Shares                           --       (14,751)         (24,850)        (39,934)
    Admiral Shares                            --             --         (18,138)        (30,293)
------------------------------------------------------------------------------------------------
    Total Distributions                 (84,598)      (103,472)        (136,611)       (280,170)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                        617,196      2,055,812        (124,706)         579,862
  Admiral Shares                              --             --        (106,372)         142,640
------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
     from Capital Share Transactions     617,196      2,055,812        (231,078)         722,502
------------------------------------------------------------------------------------------------
  Total Increase (Decrease)              547,446      2,243,428        (354,213)         951,395
------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                  3,142,895        899,467        4,658,735       3,707,340
  End of Period                       $3,690,341     $3,142,895       $4,304,522      $4,658,735
================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the Inflation-Protected Securities Fund totaling $0 and $14,751,000, respectively, and by the Intermediate-Term Treasury Fund totaling $14,727,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes. *** ***


------------------------------------------------------------------------------------------------

                                                                           LONG-TERM
                                             GNMA FUND                   TREASURY FUND
                                   ----------------------------    -----------------------------
                                      SIX MONTHS           YEAR       SIX MONTHS            YEAR
                                           ENDED          ENDED            ENDED           ENDED
                                   JULY 31, 2003  JAN. 31, 2003    JULY 31, 2003   JAN. 31, 2003
                                           (000)          (000)            (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                $ 683,945    $ 1,343,661         $ 53,474       $ 105,091
  Realized Net Gain (Loss)                19,440         37,454           26,567          43,380
  Change in Unrealized Appreciation
   (Depreciation)                    (1,036,362)        635,039        (122,657)         124,125
------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations        (332,977)      2,016,154         (42,616)         272,596
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                    (533,054)     1,067,232)         (40,868)        (76,600)
    Admiral Shares                     (150,891)      (276,429)         (12,606)        (28,491)
  Realized Capital Gain*
    Investor Shares                           --       (40,357)          (9,864)        (21,437)
    Admiral Shares                            --       (10,857)          (2,945)         (7,051)
------------------------------------------------------------------------------------------------
    Total Distributions                (683,945)    (1,394,875)         (66,283)       (133,579)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                      (787,742)      5,779,630         (27,413)         213,023
  Admiral Shares                        (44,349)      2,298,013         (40,154)        (33,950)
------------------------------------------------------------------------------------------------
   Net Increase (Decrease)
    from Capital Share Transactions    (832,091)      8,077,643         (67,567)         179,073
------------------------------------------------------------------------------------------------
Total Increase (Decrease)            (1,849,013)      8,698,922        (176,466)         318,090
------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                 28,143,346     19,444,424        2,212,843       1,894,753
------------------------------------------------------------------------------------------------
  End of Period                      $26,294,333    $28,143,346       $2,036,377      $2,212,843
================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the GNMA Fund totaling $0 and $51,214,000, respectively, and by the Long-Term Treasury Fund totaling $2,294,000 and $2,056,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SHORT-TERM TREASURY FUND INVESTOR SHARES

---------------------------------------------------------------------------------------------------------------

                                                                                Year Ended January 31,
                                                SIX MONTHS ENDED ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JULY 31, 2003     2003      2002      2001     2000     1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.79   $10.54    $10.35    $ 9.94   $10.37   $10.27
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .134     .405      .508      .596     .534     .545
  Net Realized and Unrealized Gain (Loss)
     on Investments                                       (.009)     .361      .195      .410   (.413)     .122
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .125     .766      .703     1.006     .121     .667
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.134)   (.405)    (.508)    (.596)   (.534)   (.545)
  Distributions from Realized Capital Gains               (.091)   (.111)    (.005)        --   (.017)   (.022)
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.225)   (.516)    (.513)    (.596)   (.551)   (.567)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.69   $10.79    $10.54    $10.35   $ 9.94   $10.37
===============================================================================================================
TOTAL RETURN                                               1.16%    7.41%     6.93%    10.45%    1.20%    6.66%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $2,195   $2,220    $1,407    $1,213   $1,177   $1,197
  Ratio of Total Expenses to Average Net Assets           0.28%*    0.28%     0.29%     0.27%    0.27%    0.27%
  Ratio of Net Investment to Average Net Assets           2.50%*    3.70%     4.82%     5.91%    5.27%    5.27%
  Portfolio Turnover Rate                                  113%*     165%      102%      296%     124%     132%
===============================================================================================================

*Annualized.

SHORT-TERM TREASURY FUND ADMIRAL SHARES

------------------------------------------------------------------------------------------------------
                                                                                              Feb. 13,
                                                                         Year Ended            2001 to
                                                SIX MONTHS ENDED            Jan.31,            Jan.31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JULY 31, 2003               2003               2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.79             $10.54             $10.34
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .141               .419               .502
  Net Realized and Unrealized Gain (Loss) on Investments  (.009)               .361               .205
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .132               .780               .707
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.141)             (.419)             (.502)
  Distributions from Realized Capital Gains               (.091)             (.111)             (.005)
------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.232)             (.530)             (.507)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.69             $10.79             $10.54
======================================================================================================
TOTAL RETURN                                               1.23%              7.55%              6.97%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,193             $1,933             $1,257
  Ratio of Total Expenses to Average Net Assets           0.14%*              0.15%              0.15%
  Ratio of Net Investment to Average Net Assets           2.64%*              3.83%              4.73%
  Portfolio Turnover Rate                                  113%*               165%               102%
======================================================================================================

*Inception.
**Annualized.


SHORT-TERM FEDERAL FUND INVESTOR SHARES

---------------------------------------------------------------------------------------------------------------

                                                                                Year Ended January 31,
                                                SIX MONTHS ENDED ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JULY 31, 2003     2003      2002      2001     2000     1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.67   $10.50    $10.28    $ 9.85   $10.26   $10.19
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .168     .423      .533      .608     .567     .581
  Net Realized and Unrealized Gain (Loss) on Investments  (.100)     .302      .220      .430   (.410)     .070
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .068     .725      .753     1.038     .157     .651
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.164)   (.424)    (.533)    (.608)   (.567)   (.581)
 Distributions from Realized Capital Gains                (.004)   (.131)        --        --      --        --
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.168)   (.555)    (.533)    (.608)   (.567)   (.581)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.57   $10.67    $10.50    $10.28   $ 9.85   $10.26
===============================================================================================================
TOTAL RETURN                                               0.63%    7.03%     7.48%    10.91%    1.59%    6.57%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $2,866   $2,902    $1,821    $1,544   $1,478   $1,644
  Ratio of Total Expenses to Average Net Assets           0.25%*    0.26%     0.31%     0.28%    0.27%    0.27%
  Ratio of Net Investment to Average Net Assets           3.13%*    3.90%     5.07%     6.10%    5.64%    5.68%
  Portfolio Turnover Rate                                   77%*     136%       80%      169%      93%     107%
===============================================================================================================

*Annualized.

SHORT-TERM FEDERAL FUND ADMIRAL SHARES

------------------------------------------------------------------------------------------------------
                                                                                              Feb. 12,
                                                                         Year Ended            2001 to
                                                SIX MONTHS ENDED            Jan.31,            Jan.31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JULY 31, 2003               2003               2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.67             $10.50             $10.28
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .172               .428               .519
  Net Realized and Unrealized Gain (Loss) on Investments  (.100)               .302               .220
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .072               .730               .739
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.168)             (.429)             (.519)
  Distributions from Realized Capital Gains               (.004)             (.131)                 --
------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.172)             (.560)             (.519)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.57             $10.67             $10.50
======================================================================================================
TOTAL RETURN                                               0.67%              7.08%              7.34%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $712               $699               $380
  Ratio of Total Expenses to Average Net Assets           0.18**              0.22%            0.24%**
  Ratio of Net Investment to Average Net Assets          3.19%**              3.94%            4.96%**
  Portfolio Turnover Rate                                  77%**               136%                80%
======================================================================================================

*Inception.
**Annualized.

INFLATION-PROTECTED SECURITIES FUND

------------------------------------------------------------------------------------------------------

                                                                                                JUNE5,
                                                                    YEAR ENDED JAN.31,         2001 TO
                                                SIX MONTHS ENDED  ----------------------       JAN.31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JULY 31, 2003         2003       2002          2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.91       $10.68     $10.55        $10.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .27          .47       .425           .30
  Net Realized and Unrealized Gain (Loss) on Investments   (.16)         1.28       .220           .53
------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          .11         1.75       .645           .83
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.27)        (.46)     (.445)         (.27)
 Distributions from Realized Capital Gains                    --        (.06)     (.070)         (.01)
------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.27)        (.52)     (.515)         (.28)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.75       $11.91     $10.68        $10.55
======================================================================================================
TOTAL RETURN                                               0.83%       16.64%      6.17%         8.07%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $3,690       $3,143       $899          $170
  Ratio of Total Expenses to Average Net Assets           0.20**        0.22%      0.25%       0.25%**
  Ratio of Net Investment to Average Net Assets          4.27%**        4.55%      3.92%       6.38%**
  Portfolio Turnover Rate                                  53%**         108%        75%          122%
======================================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments.
Performance measurement begins June 29, 2000.
**Annualized.


INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED             YEAR ENDED JANUARY 31,
                                                                         ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          JULY 31, 2003    2003    2002    2001    2000    1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.69  $11.03  $10.94  $10.03  $11.16  $10.80
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .233    .571    .620    .649    .625    .630
  Net Realized and Unrealized Gain (Loss)
    on Investments                                             (.212)   .838    .090    .910  (1.130)   .360
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .021   1.409    .710   1.559   (.505)   .990
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.233)  (.571)  (.620)  (.649)  (.625)  (.630)
  Distributions from Realized Capital Gains                    (.108)  (.178)      --      --      --      --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.341)  (.749)  (.620)  (.649)   .625)  (.630)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.37  $11.69  $11.03  $10.94  $10.03  $11.16
=============================================================================================================
TOTAL RETURN                                                    0.13%  13.07%   6.62%  16.07%  -4.59%   9.44%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets,End of Period (Millions)                          $2,484  $2.680  $1,976  $1,795  $1,652  $1,876
  Ratio of Total Expenses to Average Net Assets                 0.28%*  0.28%   0.29%   0.28%   0.27%   0.27%
  Ratio of Net Investment Income to Average Net Assets          3.99%*  4.93%   5.60%   6.25%   5.96%   5.76%
  Portfolio Turnover Rate                                        32%*    110%     33%     56%     66%     63%
=============================================================================================================
*Annualized.



INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                                                     FEB. 12,
                                                                                   YEAR ENDED        2001* TO
                                                             SIX MONTHS ENDED        JAN. 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  JULY 31, 2003            2003            2002
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.69          $11.03          $10.94
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .241            .586            .614
  Net Realized and Unrealized Gain (Loss) on Investments               (.212)            .838            .090
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       .029           1.424            .704
-------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                                 (.241)          (.586)          (.614)
  Distributions from Realized Capital Gains                            (.108)          (.178)              --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.349)          (.764)          (.614)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $11.37          $11.69          $11.03
=============================================================================================================
TOTAL RETURN                                                            0.20%          13.22%           6.57%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                   $1,820          $1,979          $1,732
  Ratio of Total Expenses to Average Net Assets                       0.14%**           0.15%           0.15%
  Ratio of Net Investment Income to Average Net Assets                4.13%**           5.10%           5.65%
  Portfolio Turnover Rate                                               32%**            110%             33%
=============================================================================================================
*Inception.
**Annualized.

GNMA FUND INVESTOR SHARES

-------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED             YEAR ENDED JANUARY 31,
                                                                         ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          JULY 31, 2003    2003    2002    2001    2000    1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.72  $10.44  $10.35  $ 9.71  $10.47  $10.48
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .257    .588    .650    .685    .669    .687
  Net Realized and Unrealized Gain (Loss) on Investments       (.390)    .300    .090    .640  (.760)    .002
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (.133)    .888    .740   1.325  (.091)    .689
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.257)  (.588)  (.650)  (.685)  (.669)  (.687)
  Distributions from Realized Capital Gains                        --  (.020)      --      --      --  (.012)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.257)  (.608)  (.650)  (.685)  (.669)  (.699)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.33  $10.72  $10.44  $10.35  $ 9.71  $10.47
=============================================================================================================
TOTAL RETURN                                                   -1.29%   8.73%   7.35%  14.12%  -0.89%   6.79%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets,End of Period (Millions)                         $20,535 $22,113 $15,839 $14,378 $12,228 $11,354
  Ratio of Total Expenses to Average Net Assets                0.21%*   0.22%   0.25%   0.27%   0.27%   0.30%
  Ratio of Net Investment Income to Average Net Assets         4.78%*   5.51%   6.24%   6.85%   6.63%   6.56%
  Portfolio Turnover Rate                                       32%*+     17%      8%      8%      5%      7%
=============================================================================================================
*Annualized.
+ The portfolio turnover rate excluding mortgage-dollar-rolls was 19%.


GNMA FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                                                     FEB. 12,
                                                                                   YEAR ENDED        2001* TO
                                                             SIX MONTHS ENDED        JAN. 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  JULY 31, 2003            2003            2002
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.72          $10.44          $10.32
  Investment Operations
  Net Investment Income                                                  .261            .593            .631
  Net Realized and Unrealized Gain (Loss) on Investments               (.390)            .300            .120
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (.129)            .893            .751
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.261)          (.593)          (.631)
  Distributions from Realized Capital Gains                                --          (.020)              --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.261)          (.613)          (.631)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $10.33          $10.72          $10.44
=============================================================================================================
TOTAL RETURN                                                           -1.25%           8.78%           7.47%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                   $5,759          $6,031          $3,605
  Ratio of Total Expenses to Average Net Assets                       0.14%**           0.17%           0.19%
  Ratio of Net Investment Income to Average Net Assets                4.85%**           5.54%         6.17%**
  Portfolio Turnover Rate                                              32%**+             17%              8%
=============================================================================================================
*Inception.
**Annualized.
+ The portfolio turnover rate excluding mortgage-dollar-rolls was 19%.


LONG-TERM TREASURY FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED             YEAR ENDED JANUARY 31,
                                                                         ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          JULY 31, 2003    2003    2002    2001    2000    1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $11.66  $10.84  $10.88  $ 9.74  $11.42  $10.79
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .278    .585    .601    .621    .611    .629
  Net Realized and Unrealized Gain (Loss) on Investments       (.513)    .973  (.040)   1.140 (1.560)    .630
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (.235)   1.558    .561   1.761  (.949)   1.259
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.278)  (.585)  (.601)  (.621)  (.611)  (.629)
  Distributions from Realized Capital Gains                    (.067)  (.153)      --      --  (.120)      --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.345)  (.738)  (.601)  (.621)  (.731)  (.629)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $11.08  $11.66  $10.84  $10.88  $ 9.74  $11.42
=============================================================================================================
Total Return                                                   -2.17%  14.77%   5.26%  18.57%  -8.41%  12.02%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets,End of Period (Millions)                          $1,565  $1,677  $1,363  $1,365  $1,178  $1,450
  Ratio of Total Expenses to Average Net Assets                0.28%*   0.28%   0.29%   0.29%   0.28%   0.27%
  Ratio of Net Investment Income to Average Net Assets         4.69%*   5.19%   5.52%   6.00%   5.98%   5.69%
  Portfolio Turnover Rate                                        71%*    100%     64%     49%     43%     22%
=============================================================================================================
*Annualized.

LONG-TERM TREASURY FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                                                     FEB. 12,
                                                                                   YEAR ENDED        2001* TO
                                                             SIX MONTHS ENDED        JAN. 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  JULY 31, 2003            2003            2002
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.66          $10.84          $10.92
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .286            .599            .597
  Net Realized and Unrealized Gain (Loss) on Investments               (.513)            .973          (.080)
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (.227)           1.572            .517
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.286)          (.599)          (.597)
  Distributions from Realized Capital Gains                            (.067)          (.153)              --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (.353)          (.752)          (.597)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $11.08          $11.66          $10.84
=============================================================================================================
TOTAL RETURN                                                           -2.10%          14.92%           4.93%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                   $  471          $  536          $  532
  Ratio of Total Expenses to Average Net Assets                       0.14%**           0.15%         0.15%**
  Ratio of Net Investment Income to Average Net Assets                4.84%**           5.354%        5.60%**
  Portfolio Turnover Rate                                               71%**            100%             64%
=============================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

     Each fund, except the Inflation-Protected Securities Fund, offers two classes of shares, Investor Shares and Admiral Shares. The Inflation-Protected Securities Fund offers only Investor Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3.    MORTGAGE-DOLLAR-ROLLS:    The   GNMA    Fund   has    entered    into
mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund's portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

NOTES TO FINANCIAL STATEMENTS continued

     4. SWAP CONTRACTS: The Short-Term Federal Fund has entered into swap transactions to earn the total return on specified securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in short-term government securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the fund under swap contracts is accrued daily and included in interest income. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

     5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     7. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     8. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                                 CAPITAL CONTRIBUTION  PERCENTAGE  PERCENTAGE OF
                                          TO VANGUARD     OF FUND     VANGUARD'S
BOND FUND                                       (000)  NET ASSETS CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                             $ 719       0.02%          0.72%
Short-Term Federal                                633       0.02           0.63
Inflation-Protected Securities                    685       0.02           0.68
Intermediate-Term Treasury                        797       0.02           0.80
GNMA                                            4,904       0.02           4.90
Long-Term Treasury                                400       0.02           0.40
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year.

     Realized and unrealized gains (losses) on the Short-Term Federal Fund's swap contracts are treated as ordinary income (loss) for tax purposes. Realized losses on swap contracts of $2,078,000 have been reclassified from overdistributed net realized gains to overdistributed net investment income. The net amount of realized and unrealized gains and losses on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

     At July 31, 2003, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                             (000)
                                         ---------------------------------------
                                                                  NET UNREALIZED
                                          APPRECIATED DEPRECIATED   APPRECIATION
BOND FUND                                  SECURITIES  SECURITIES (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury                          $ 53,143   $ (5,211)      $ 47,932
Short-Term Federal                             41,684    (15,797)        25,887
Inflation-Protected Securities                 89,586    (16,532)        73,054
Intermediate-Term Treasury                    180,486    (15,936)       164,550
GNMA                                          420,959   (445,924)       (24,965)
Long-Term Treasury                            126,928    (11,855)       115,073
--------------------------------------------------------------------------------

At July 31, 2003,  the  aggregate  settlement  value of open  futures  contracts
expiring   in   September   2003  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                   -----------------------------
                                  NUMBER OF       AGGREGATE           UNREALIZED
                               LONG (SHORT)      SETTLEMENT         APPRECIATION
BOND FUND/FUTURES CONTRACT        CONTRACTS           VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury/
  5-Year U.S. Treasury Note           (542)        $ 60,340              $ 2,110
  10-Year U.S. Treasury Note            357          39,493              (2,374)

Short-Term Federal/
  2-Year U.S. Treasury Note           (799)         171,498                1,331
  5-Year U.S. Treasury Note           (478)          53,215                1,861
  10-Year U.S. Treasury Note            314          34,736              (2,088)

Intermediate-Term Treasury/
  5-Year U.S. Treasury Note           (601)          66,908                2,339
  10-Year U.S. Treasury Note            395          43,697              (2,626)

Long-Term Treasury/
  5-Year U.S. Treasury Note           (301)          33,510                1,172
  10-Year U.S. Treasury Note            198          21,904              (1,317)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     At July 31, 2003, the Short-Term Federal Fund had the following open total return swap contracts:


--------------------------------------------------------------------------------------------
                                                               FLOATING           UNREALIZED
                                                   NOTIONAL    INTEREST         APPRECIATION
                                                     AMOUNT        RATE       (DEPRECIATION)
REFERENCE ENTITY/TERMINATION DATE       DEALER*       (000)      PAID**                (000)
--------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  4.5%, 15-Year 10/20/2003                  UBS    $100,000       0.50%             $(2,994)
--------------------------------------------------------------------------------------------
*UBS-UBS Warburg.
**Based on one-month London InterBank Offered Rate (LIBOR).


Unrealized depreciation on open total return swap contracts is required to be treated as ordinary loss for tax purposes.

E. During the six months ended July 31, 2003, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                               (000)
                                                 -------------------------------
                                                   U.S. GOVERNMENT SECURITIES
                                                 -------------------------------
BOND FUND                                          PURCHASES               SALES
--------------------------------------------------------------------------------
Short-Term Treasury                              $ 2,643,170          $2,187,979
Short-Term Federal                                 1,733,075           1,252,460
Inflation-Protected Securities                     1,368,025           1,166,385
Intermediate-Term Treasury                           849,521             639,781
GNMA                                              11,508,347           4,306,846
Long-Term Treasury                                   760,603             811,944
--------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at July 31, 2003, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                              (000)
                                             -----------------------------------
                                                         Collateral Received
                                                       -------------------------
                          Market Value                           U.S. Government
                             of Loaned                                and Agency
Bond Fund                   Securities            Cash                Securities
--------------------------------------------------------------------------------
Short-Term Treasury         $1,434,186        $848,054                 $ 623,461
Short-Term Federal             783,772         387,508                   417,402
Inflation-Protected
   Securities                  211,592              --                   227,098
Intermediate-Term Treasury   2,049,654         851,932                 1,255,516

Long-Term Treasury             871,938         533,497                   374,121
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED            YEAR ENDED
                                                        JULY 31, 2003      JANUARY 31, 2003
                                                   ----------------------------------------
                                                    AMOUNT     SHARES     AMOUNT     SHARES
BOND FUND                                            (000)      (000)      (000)      (000)
-------------------------------------------------------------------------------------------
SHORT-TERM TREASURY
  Investor Shares
    Issued                                       $ 536,615    $49,711 $1,407,680    131,235
    Issued in Lieu of Cash Distributions            42,184      3,918     79,737      7,423
    Redeemed                                     (562,694)   (52,181)  (731,292)   (68,128)
                                               --------------------------------------------
  Net Increase (Decrease)--Investor Shares          16,105      1,448    756,125     70,530
                                               --------------------------------------------
  Admiral Shares
    Issued                                         362,730     33,635  1,109,575    102,959
    Issued in Lieu of Cash Distributions            37,205      3,456     65,503      6,098
    Redeemed                                     (402,181)   (37,283)  (526,155)   (49,077)
                                               --------------------------------------------
  Net Increase (Decrease)--Admiral Shares          (2,246)      (192)    648,923     59,980
-------------------------------------------------------------------------------------------
SHORT-TERM FEDERAL
  Investor Shares
    Issued                                       $ 688,811     64,423 $1,882,715    176,430
    Issued in Lieu of Cash Distributions            41,151      3,848    111,659     10,464
    Redeemed                                     (738,579)   (69,043)  (944,671)   (88,459)
                                               --------------------------------------------
  Net Increase (Decrease)--Investor Shares         (8,617)      (772)  1,049,703     98,435
                                               --------------------------------------------
Admiral Shares
    Issued                                         262,253     24,523    587,413     55,090
    Issued in Lieu of Cash Distributions             8,683        812     25,202      2,361
    Redeemed                                     (220,865)   (20,656)  (331,288)   (30,976)
                                               --------------------------------------------
  Net Increase (Decrease)--Admiral Shares           50,071      4,679    281,327     26,475
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED            YEAR ENDED
                                                        JULY 31, 2003      JANUARY 31, 2003
                                                   ----------------------------------------
                                                    AMOUNT     SHARES     AMOUNT     SHARES
BOND FUND                                            (000)      (000)      (000)      (000)
-------------------------------------------------------------------------------------------
  INFLATION-PROTECTED SECURITIES
    Issued                                     $ 1,688,940    138,174 $2,949,400    256,654
    Issued in Lieu of Cash Distributions            78,428      6,378     96,917      8,362
    Redeemed                                   (1,150,172)   (94,425)  (990,505)   (85,274)
                                               --------------------------------------------
    Net Increase (Decrease)                        617,196     50,127  2,055,812    179,742
-------------------------------------------------------------------------------------------
  INTERMEDIATE-TERM TREASURY
  Investor Shares
    Issued                                       $ 396,063     33,627 $1,297,371    112,525
    Issued in Lieu of Cash Distributions            66,408      5,666    130,130     11,258
    Redeemed                                     (587,177)   (49,976)  (847,639)   (73,676)
                                               --------------------------------------------
    Net Increase (Decrease)--Investor Shares     (124,706)   (10,683)    579,862     50,107
                                               --------------------------------------------
  Admiral Shares
    Issued                                         234,458     19,886    646,428     56,320
    Issued in Lieu of Cash Distributions            48,337      4,124    100,854      8,741
    Redeemed                                     (389,167)    (33,130) (604,642)   (52,814)
                                               --------------------------------------------
    Net Increase (Decrease)--Admiral Shares      (106,372)    (9,120)    142,640     12,247
-------------------------------------------------------------------------------------------
  GNMA
  Investor Shares
    Issued                                     $ 3,460,562    324,127 $9,739,554    918,802
    Issued in Lieu of Cash Distributions           432,231     40,539    902,662     84,974
    Redeemed                                   (4,680,535)  (439,117)(4,862,586)  (458,207)
                                               --------------------------------------------
    Net Increase (Decrease)--Investor Shares     (787,742)   (74,451)  5,779,630    545,569
                                               --------------------------------------------
  Admiral Shares
    Issued                                       1,448,129    135,244  3,459,252    326,516
    Issued in Lieu of Cash Distributions           102,998      9,660    203,550     19,152
    Redeemed                                   (1,595,476)  (149,864) 1,364,789)  (128,420)
                                               --------------------------------------------
    Net Increase (Decrease)--Admiral Shares       (44,349)    (4,960)  2,298,013    217,248
-------------------------------------------------------------------------------------------
LONG-TERM TREASURY
  Investor Shares
    Issued                                       $ 306,615     25,732  $ 687,365     60,274
    Issued in Lieu of Cash Distributions            44,628      3,776     85,329      7,509
    Redeemed                                     (378,656)   (32,005)  (559,671)   (49,779)
                                               --------------------------------------------
    Net Increase (Decrease)--Investor Shares      (27,413)    (2,497)    213,023     18,004
                                               --------------------------------------------
  Admiral Shares
    Issued                                          71,422      5,976    139,071     12,337
    Issued in Lieu of Cash Distributions            12,162      1,029     27,847      2,456
    Redeemed                                     (123,738)   (10,425)  (200,868)   (17,891)
                                               --------------------------------------------
    Net Increase (Decrease)--Admiral Shares       (40,154)    (3,420)   (33,950)    (3,098)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE

Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our
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                                       54

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a
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CONSIDER COST.
The owners of low-cost  investments keep a larger portion of their gross returns
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REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly
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     If you have questions  about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

--------------------------------------------------------------------------------
The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
    Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

================================================================================
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.



=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
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Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the STATEMENT OF ADDITIONAL INFORMATION, or to request additional information about the funds or other
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q322 092003

VANGUARD(R) CORPORATE BOND FUNDS

SEMIANNUAL REPORT

JULY 31, 2003

VANGUARD(R) SHORT-TERM CORPORATE FUND
VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND
VANGUARD(R) LONG-TERM CORPORATE FUND
VANGUARD(R) HIGH-YIELD CORPORATE FUND

THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.
--------------------------------------------------------------------------------
SUMMARY

* Vanguard's corporate bond funds posted returns ranging from -0.9% to 7.1% during the six months ended July 31, 2003.

* Prices for government bonds fell steeply late in the period. While corporate bonds held up better, those with the longest maturities also suffered price declines.

*    Bonds with the highest credit risk provided the highest returns.
--------------------------------------------------------------------------------
CONTENT

   1    Letter from the Chairman
   6    Reports from the Advisers
  12    Fund Profiles
  16    Glossary of Investment Terms
  17    Performance Summaries
  20    Financial Statements
  75    Advantages of Vanguard.com
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN                            [PICTURE OF JOHN J. BRENNAN]

FELLOW SHAREHOLDER,

During the six months ended July 31, 2003, a turnaround in investors' sentiment drove up prices for stocks and the most speculative bonds, while longer-term investment-grade securities declined in value. In this environment, our four corporate bond funds posted semiannual returns ranging from -0.9% for the Long-Term Corporate Fund's Investor Shares to 7.1% for the High-Yield Corporate Fund.

     The table at left shows the total returns (capital change plus reinvested dis-tributions) for the funds and their mutual fund peer groups. As you can see, two of the Vanguard funds lagged the average results of their peer groups, while the other two posted returns that were higher than those of their average peers. Our funds' per-share distributions and net asset values can be found in the table on page 5.

---------------------------------------------------------
TOTAL RETURNS                            SIX MONTHS ENDED
                                            JULY 31, 2003
---------------------------------------------------------
                                                  AVERAGE
                                VANGUARD        COMPETING
BOND FUND                           FUND            FUND*
---------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                    2.2%            1.0%
  Admiral Shares                     2.3             1.0
  Institutional Shares               2.3             1.0
---------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                    2.4%            0.8%
  Admiral Shares                     2.4             0.8
---------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                   -0.9%            0.8%
  Admiral Shares                    -0.8             0.8
---------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                    7.1%           11.2%
  Admiral Shares                     7.1            11.2
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

     In contrast to Treasuries, yields of corporate bonds generally fell during the six months. For our funds' Investor Shares, the yield declines ranged from 93 basis points (0.93 percentage point) for the Short-Term Corporate Fund to a 120-basis-point drop for the High-Yield Corporate Fund. The yield of the Long-Term Corporate Fund, on the other hand, rose slightly, by 4 basis points.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

INSTITUTIONAL SHARES

This class of shares also carries low expenses and is available for a minimum investment of $50 million.
--------------------------------------------------------------------------------

     The table on page 3 shows the yield for each fund on July 31. Because we feel that a six-month period provides an incomplete picture of a bond fund's performance, the table also presents the funds' yields 12 months earlier. In addition, it shows their 12-month total returns broken down into capital and income components.

INVESTORS' APPREHENSION TURNED TO OPTIMISM

At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large for the U.S. financial markets. By the end of the period, the mood had moved from apprehension to optimism, buoyed by the successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2003
                                        ----------------------------------------
                                           SIX            ONE               FIVE
                                        MONTHS           YEAR             YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                0.3%           5.4%              6.8%
 (Broad taxable market)
Lehman Municipal Bond Index                0.4            3.6               5.5
Citigroup 3-Month Treasury Bill Index      0.5            1.4               3.8
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)           17.4%          11.2%             -0.6%
Russell 2000 Index (Small-caps)           28.8           23.1               3.9
Wilshire 5000 Index (Entire market)       18.6           12.8              -0.4
MSCI All Country World Index Free
 ex USA (International)                   18.2            9.0              -2.5
================================================================================
CPI
Consumer Price Index                      1.2%           2.1%               2.4%
--------------------------------------------------------------------------------
*Annualized.

     This mood swing was a mixed blessing for the bond market. Investors proved more willing to hold risky credits that may benefit from better economic times--the Lehman Brothers High Yield Index, a benchmark of below-investment-grade securities, returned 13.4%. Returns for investment-grade corporate issues were far more modest, but were considerably higher than those of Treasury or mortgage-backed securities. Prices for Treasuries fell and their yields rose, with considerable volatility along the way. The yield of the benchmark 10-year U.S. Treasury note hit a 45-year low of 3.11% on June 13, then went on to close the period at 4.41%, 45 basis points above its level at the start of the fiscal half-year.

     The shortest-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In June, seeking to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points to 1.00%. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.

STOCKS RETURNED TO FAVOR

The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 18.6%. Technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.

     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S.
dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

RISK WAS REWARDED IN THE BOND MARKET

Through much of the last three years, falling interest rates and a flight to quality boosted returns from bonds with the longest maturities and the highest credit ratings. Those trends reversed themselves in the past fiscal half-year. Our funds' absolute and relative results reflected these themes.

     Falling prices for the longest-term investment-grade bonds more than offset their interest income. The result was a negative return, -0.9%, for our Long-Term Corporate Fund. The same factor affected our result relative to competing funds: Because the fund typically maintains a longer average maturity than many of its competitors, it lagged the average return of its peer group during the past six months.

The High-Yield Corporate Fund's 7.1% return was the highest among our funds, but the fund lagged its average peer by the largest margin (4 percentage points). Our fund generally holds higher-quality issues than the


--------------------------------------------------------------------------------
YIELDS AND RETURNS

                                    SEC 30-DAY       COMPONENTS OF TOTAL RETURNS
                             ANNUALIZED YIELDS                   12 MONTHS ENDED
                                   ON JULY 31,                     JULY 31, 2003
                         ---------------------   -------------------------------
                                                  CAPITAL      INCOME      TOTAL
                             2002         2003     RETURN      RETURN     RETURN
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
 Investor Shares             4.77%        2.77%       1.3%        4.8%      6.1%
 Admiral Shares              4.83         2.89        1.3         4.8       6.1
 Institutional Shares        4.89         2.87        1.3         4.9       6.2
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
 Investor Shares             5.60%        3.52%       3.0%        5.8%      8.8%
 Admiral Shares              5.65         3.61        3.0         5.9       8.9
--------------------------------------------------------------------------------
LONG-TERM CORPORATE FUND
 Investor Shares             6.54%        5.65%       2.0%        6.0%      8.0%
 Admiral Shares              6.63         5.77        2.0         6.1       8.1
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE FUND
 Investor Shares             9.62%        6.88%       6.6%        9.0%     15.6%
 Admiral Shares              9.66         6.94        6.6         9.1      15.7
--------------------------------------------------------------------------------
typical "junk" bond fund. This strategy is a boon to our relative performance when investors are especially risk-averse--as was the case from early 2000 through late 2002--but a handicap when lower-quality securities lead the pack, as they did during the past half-year.

     Prices for bonds in the Intermediate-Term Corporate Fund fell slightly, but higher interest income more than compensated. The fund's 2.4% return was triple the 0.8% return of the average peer for the six months. The Short-Term Corporate Fund, on the other hand, enjoyed a modest gain in its share price, and produced a total return more than double the 1.0% result of the average peer.

     As usual, the managerial expertise of our funds' investment advisers, combined with Vanguard's cost advantage, helped our relative performance. The annualized expense ratios (operating costs as a percentage of average net assets) for our funds' Investor Shares ranged from 0.21% to 0.31%--a mere fraction of the 0.90% to 1.34% charged by their average peers. (Expenses for the Admiral and Institutional Shares are even lower.)

     For  more  information   about  the  market   environment  and  our  funds'
performance, see the advisers' reports beginning on page 6.

LESSONS FROM THE PAST

Investors who kept faith with bonds during the stock-market boom of the 1990s were rewarded for their patience in the first years of the new millennium. More recently, those who stuck with stocks during the prolonged bear market got some long-delayed satisfaction as equities rebounded during the past six months.

     Undoubtedly, the investor who slept soundest throughout both periods was one who maintained a portfolio diversified across and within asset classes, and who periodically rebalanced that portfolio back to the original target allocation. Such investors got to enjoy a share of the gains alternately offered by bonds and by stocks, and with considerably less volatility than either asset class experienced on its own. Because no one can accurately predict the direction of the financial markets, we have always believed that a balanced approach is the wisest course.

     Thank you for entrusting your hard-earned money to us.

Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 14, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              JANUARY 31, 2003-JULY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                       -------------------------
                                STARTING        ENDING      INCOME       CAPITAL
                             SHARE PRICE   SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
 Investor Shares                  $10.78        $10.79      $0.228        $0.000
 Admiral Shares                    10.78         10.79       0.233         0.000
 Institutional Shares              10.78         10.79       0.235         0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
 Investor Shares                    $10.06      $10.02      $0.283 $0.000
 Admiral Shares      10.06       10.02       0.288 0.000
--------------------------------------------------------------------------------
LONG-TERM CORPORATE FUND
 Investor Shares          $9.20   $8.87    $0.261    $0.000
 Admiral Shares        9.20   8.87   0.266   0.000
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE FUND
 Investor Shares          $5.93   $6.11    $0.236    $0.000
 Admiral Shares        5.93   6.11   0.238   0.000
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
IAN MACKINNON RETIRES

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created position of chief investment officer.
                                                        --John J. Brennan
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

                       FOR THE SHORT-TERM CORPORATE AND
                       INTERMEDIATE-TERM CORPORATE FUNDS

Generally, yields rose and prices fell among Treasury securities during the past six months, but for corporate bonds the picture was mixed, depending on maturity and credit quality. The two funds managed by Vanguard's Fixed Income Group went in different directions--the Short-Term Corporate Fund's net asset value increased slightly, while the NAV of the Intermediate-Term Corporate Fund declined slightly--but they provided similar total returns for the half-year ended July 31. Both funds easily outpaced their average competitors.

THE INVESTMENT ENVIRONMENT

At the start of the period, geopolitical uncertainties were restraining economic growth, but once the war in Iraq was under way, business and consumer activity improved. In the second calendar quarter, real (inflation-adjusted) gross domestic product (GDP) grew at an annualized rate of 2.4%, well above market expectations. Signs of rising demand from U.S. businesses included a surge in imported goods (up 3.7%) and a decline in business inventories. Stronger demand bodes well for economic growth in the second half of the calendar year.

     The economic environment has benefited from stimulative fiscal and monetary policy. For example, the tax reductions recently signed into law were front-loaded in ways that should provide a significant near-term boost to GDP. The extra pocket money should lead to an increase in consumer spending, which has been the economy's most powerful engine during the past few years. In the household sector, the availability of inexpensive credit, especially in the mortgage and home equity markets, has driven gains in consumer spending, supporting an otherwise anemic economy.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
--------------------------------------------------------------------------------

     The Federal Reserve Board has also tried to accelerate the economic expansion. In June, the Fed lowered the target federal funds rate for the 13th time in a row, bringing it to 1.00%, the lowest level in 45 years. The Fed's actions have most likely produced economic benefits, but such actions also highlight the risks implied by unusually low interest rates.

     Declining inflation, or disinflation, has been a positive economic force over the past 20 years, but in recent months interest rates fell far enough to cause concern. In April, the Consumer Price Index (CPI) showed a core annualized inflation rate of 1.50%--a 35-year low. Fed officials expressed concern that falling prices, or deflation, could occur if some unforeseen shock punctured the markets and produced a prolonged downturn in economic activity. The flurry of deflationary sound bites kept the markets on edge, with the uneasiness heightened by speculation that the Federal Reserve might now turn to "unconventional policy." Under this scenario, the Fed would purchase longer-term Treasury securities to inject more money into the economy as the federal funds rate neared 0%.

     At the end of our fiscal half-year, one of the most visible economic concerns was weakness in the labor market. Unemployment increased to a peak of 6.4% in June. Over time, rising unemployment could create a drag on the economy, although it isn't unusual to see such a trend in the early stages of a recovery as businesses struggle to maintain their productive capacity in an uncertain environment.

     In July, payrolls declined for the sixth consecutive month, and the length of the average workweek reached a new low. The deterioration in payrolls was widespread, but the biggest losses occurred in the manufacturing sector, where there has been no job growth for three years.


THE CORPORATE BOND MARKET

The half-year brought a strong recovery among corporate bonds. Six-month "excess" returns (i.e., the spread between returns of a particular bond or sector and those of Treasuries with a similar maturity or duration) climbed to 2.65% for the corporate sector within the Lehman U.S. Credit Index; by contrast, the noncorporate sector finished with 1.28%. Best-performing subsectors included airlines, refining, wireless, consumer cyclical services, media-cable, and lodging. During the semiannual period, the mortgage-backed securities market had an "excess" return that was actually negative at -1.31%, lagging the corporate market by 3.96 percentage points.

     As corporate spreads ground tighter and Treasury yields continued to decline, some money managers had to search for yield. Investors' appetite for risk grew dramatically as they found yield only in some of the more volatile credits. Issuers such as AOL, Sprint, AT&T Wireless, and Ford Motors were the dogs of last year, but have rallied considerably. To put this into perspective, the crossover market--issues with credit ratings split between investment- grade and below-investment-grade (e.g., rated Baa by one agency and BB by another)--had a six-month excess return of 7.75%. Furthermore, the Lehman High Yield Index posted a six-month excess return of 12.24%! The flight to quality has been reversed.

THE FUNDS' POSITIONING

We are maintaining a conservative investment approach with highly diversified corporate positions in lower-volatility credits. However, on the margins (less than 3% of overall assets), we are exploiting investors' strong appetite for risk by holding some high-yield issues that are viewed favorably by our analysts. We have positioned the portfolios' duration in the bearish range to provide some protection from rising interest rates. In addition, over the past six months, we have increased our exposure to the cheapening mortgage-backed securities sector by purchasing 5/1 hybrid adjustable-rate mortgage securities. (The underlying mortgages carry a fixed interest rate for five years and an adjustable rate after that.)

ROBERT F. AUWAERTER, Principal
KENNETH E. VOLPERT,Principal
DAVID R. GLOCKE, Principal
Vanguard Fixed Income Group

AUGUST 13, 2003

REPORT FROM THE ADVISER

           FOR THE LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

Market trends led to mixed results for Vanguard High-Yield Corporate Fund and Vanguard Long-Term Corporate Fund in the fiscal half-year ended July 31, 2003. Yield-hungry investors drove up demand and prices for the lowest credit-quality issues, helping the High-Yield Corporate Fund to achieve a 7.1% return but also causing the fund to lag the average return of its peer group. Among investment-grade bonds, rising interest rates hurt the returns of longer-term securities, whose prices are more sensitive to rate changes. That factor contributed to the poor performance of Vanguard Long-Term Corporate Fund, which has a longer average duration than many of its peers. The fund's Investor Shares returned -0.9% and its Admiral Shares -0.8% for the six months.

THE INVESTMENT ENVIRONMENT

At the end of 2002, bond investors were still concerned about the health of the economy, the apparent unwillingness of U.S. banks to lend money to businesses, and the uncertainties associated with the looming war with Iraq. In the first half of 2003, sentiment changed, in part because of the U.S. successes in battle and reports of positive economic indicators. As bond prices began to rally, access to the capital markets blossomed once again for corporate borrowers, alleviating any potential liquidity crisis for the indebted.

     As the cost of capital fell, issuers rushed into the bond market to refinance maturing debt. Bonds were sold to pay off the banks or to replace bonds previously issued at higher rates. Financial healing began as interest costs fell and interest coverage ratios (which measure companies' ability to meet their interest payments on outstanding debt) increased. Credit downgrades and defaults slowed. Even without significant improvement in the economy, stressed companies made a start at restoring their balance sheets and income statements.

     The next step in restoring financial health to corporate issuers is to achieve increased economic activity. The critical issue now is whether the economy's recovery will be strong enough to raise the overall level of credit quality, so that credit upgrades exceed downgrades as they did in the mid-1990s. When credit upgrades exceed downgrades, risk premiums generally narrow.

     The Federal Reserve Board is expected to maintain an accommodative monetary policy until the economy shows evidence of inflationary pressures. The capital markets are open as sources of funds, and thus the major potential problem is a sharp and unexpected rise in interest rates.

     Bonds generally have an asymmetrical payoff, meaning that their prices can decline much more in response to adverse news than they are able to appreciate when the news is positive. One strategy that can help mitigate this erosion, particularly in terms of credit risk, is to diversify holdings across issuers and industries. This diversification, along with our fundamental credit research, remains a constant ingredient in our investment approach.


THE LONG-TERM CORPORATE FUND

*    THE FUND'S SUCCESSES

The fund marginally outperformed its benchmark index, the Lehman Long Credit A or Better Index (-1.5%), because of our investments in Baa securities, the lowest rating category in the investment-grade universe. The index does not include this category. Our fundamental research focuses on identifying the most creditworthy companies within this sector and avoiding those with potentially deteriorating circumstances. None of our Baa holdings experienced serious difficulties during the six months.

*    THE FUND'S SHORTFALLS

The fund is permitted to invest up to 30% of its assets in Baa securities, but we allocated only 15% to them on average during the semiannual period. Since this segment outperformed higher-quality bonds over the last six months, we would have done better if we had owned more Baa issues. Also, if we had shortened the fund's average duration somewhat more, we could have lessened the damage from the rising interest rates experienced since mid-June. Because it holds such long-term securities, the fund is extremely sensitive to changes in long-term rates, and the recent trend has hurt total returns in spite of our successful credit selection.

*    THE FUND'S POSITIONING

The fund continues to focus on investment-grade bonds that carry excellent call protection. The major risk to this fund, given its long average duration and average maturity, is the potential for a continuing rise in long-term interest rates.

     We are keeping the fund's duration in line with that of the benchmark, because we believe that long-term rates will remain relatively stable in the near term. The longer duration will capture the additional yield offered in return for the risk in an environment with a steep yield curve. The Federal Reserve is not in a position currently to raise short-term rates, so we expect stability in longer-term rates. We do believe, however, that the trend next year will be toward higher interest rates as the economy continues to gain traction.

     Duration measures the sensitivity of the fund's share prices to changes in interest rates, but it does not account for changes in credit quality. If risk premiums on corporate bonds decrease as investors become more comfortable with risk, then the net asset value of the fund can gain support, even if interest rates rise for U.S. Treasuries.

     However, to mitigate the risk of credit deterioration of corporate issuers, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in currencies other than the U.S. dollar. We generally purchase bonds of well-established, larger companies with stable operating histories.

THE HIGH-YIELD CORPORATE FUND

*    THE FUND'S SUCCESSES

The fund did not experience any defaults over the last six months. The companies whose issues we own seemed to experience fewer difficulties as the credit cycle improved.

*    THE FUND'S SHORTFALLS

The fund underperformed its benchmark, the Lehman High Yield Index (+13.4%), by a wide margin in the period, as risk premiums narrowed substantially. Our bias toward upper-tier credits restrained the fund's return at a time when investors embraced risk and the lower end of the credit spectrum enjoyed outsized returns. We generally avoid Caa-rated or very low-quality credits and will continue to do so. While our approach is consistent, the avoidance of lower-quality issuers during the half-year meant we did not keep pace with the index. Partially as a result of our quality bias, our sector selection and industry weightings were not quite up to par. In particular, we underestimated the positive effects of investors' increased appetite for risk in the troubled utilities sector.

*    THE FUND'S POSITIONING

Within the lower-quality portion of the corporate bond market, commonly referred to as the "junk bond" market, the fund follows a relatively high-quality bias. In markets where risk premiums are narrowing, and prices are rising, this upper-tier strategy should cause the fund to perform somewhat worse than a portfolio of higher-risk bonds. In absolute terms, however, the fund's net asset value rises, alleviating some of the sting. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest reserve of U.S. Treasury securities in the event that liquidity is necessary. The fund is diversified by issuer and by industry to decrease risk. We avoid emerging-markets debt, preferred stocks, and equity-linked securities such as convertibles.

EARL E. MCEVOY, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

AUGUST 12, 2003

FUND PROFILES                                                AS OF JULY 31, 2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 16.


SHORT-TERM CORPORATE FUND
------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                           COMPARATIVE       BROAD
                                 FUND           INDEX*     INDEX**
------------------------------------------------------------------
Number of Issues                  521            1,543      7,483
Yield                                               --         --
 Investor Shares                  2.8%
 Admiral Shares                   2.9%
 Institutional Shares             2.9%
Yield to Maturity                 2.9%*            3.2%       4.5%
Average Coupon                   4.7%              6.0%       5.9%
Average Maturity            2.4 years        3.0 years   7.5 years
Average Quality                   Aa3               A1         Aaa
Average Duration            1.9 years        2.7 years   4.5 years
Expense Ratio                                       --          --
 Investor Shares               0.23%+
 Admiral Shares                0.14%+
 Institutional Shares          0.10%+
Cash Investments                    4%              --          --
------------------------------------------------------------------

------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++                                  17%
Aaa                                                27
Aa                                                 13
A                                                  26
Baa                                                14
Ba                                                  2
B                                                   1
------------------------------------------------------
Total                                             100%
------------------------------------------------------

------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           14%
1-3 Years                              57
3-5 Years                              21
Over 5 Years                            8
------------------------------------------
Total                                 100%
------------------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES
                                 COMPARATIVE                    BROAD
                      FUND            INDEX*      FUND        INDEX**
---------------------------------------------------------------------
R-Squared             0.85              1.00      0.69           1.00
Beta                  0.72              1.00      0.42           1.00
---------------------------------------------------------------------


--------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          Investment Grade Corporate
AVERAGE MATURITY                             short
--------------------------------------------------

--------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed  20%
Finance                                  26
Foreign                                   1
Government Mortgage-Backed               16
Industrial                               30
Treasury/Agency                          -3+
Utilities                                 6
Cash Investments                          4%
--------------------------------------------
Total                                   100%
--------------------------------------------

*Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.
+Figure is negative because of short position in Treasury note and bond futures. *Before expenses.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

INTERMEDIATE-TERM CORPORATE FUND
---------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                          COMPARATIVE           BROAD
                                FUND           INDEX*         INDEX**
---------------------------------------------------------------------
Number of Issues                 389            1,253           7,483
Yield                                              --              --
 Investor Shares                3.5%
 Admiral Shares                 3.6%
Yield to Maturity               4.5%*            5.3%            4.5%
Average Coupon                  6.0%             6.6%            5.9%
Average Maturity           6.0 years        7.6 years       7.5 years
Average Quality                   A1               A2             Aaa
Average Duration           4.6 years        6.1 years       4.5 years
Expense Ratio                                      --              --
 Investor Shares              0.21%+
 Admiral Shares               0.12%+
Cash Investments                  2%               --              --
---------------------------------------------------------------------

-----------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++                                  7%
Aaa                                               15
Aa                                                14
A                                                 37
Baa                                               22
Ba                                                 3
Less than Ba                                       2
-----------------------------------------------------
Total 100%
-----------------------------------------------------

-------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                      1%
1-5 Years                        34
5-10 Years                       61
10-20 Years                       3
20-30 Years                       1
------------------------------------
Total                           100%
------------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.94                 1.00    0.92          1.00
Beta                  0.80                 1.00    1.13          1.00
---------------------------------------------------------------------

-----------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY       Investment-Grade Corporate
AVERAGE MATURITY                         Medium
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed      8%
Finance                                     29
Foreign                                      3
Government Mortgage-Backed                   8
Industrial                                  43
Treasury/Agency                             -3+
Utilities                                   10
Cash Investments                             2%
-----------------------------------------------
Total                                      100%
-----------------------------------------------
*Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.
+Figure is negative because of short position in Treasury note and bond futures. *Before expenses.

LONG-TERM CORPORATE FUND
---------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                         COMPARATIVE            BROAD
                                FUND          INDEX*          INDEX**
---------------------------------------------------------------------
Number of Issues                 189             642            7,483
Yield                                             --               --
 Investor Shares                5.7%
 Admiral Shares                 5.8%
Yield to Maturity              6.2%+            6.3%             4.5%
Average Coupon                  7.0%            6.8%             5.9%
Average Maturity          20.8 years      24.0 years        7.5 years
Average Quality                   A1             Aa3              Aaa
Average Duration          10.5 years      10.6 years        4.5 years
Expense Ratio                                     --               --
 Investor Shares              0.31%+
 Admiral Shares               0.20%+
Cash Investments                  2%              --               --
---------------------------------------------------------------------

----------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                   1%
Aaa                                               8
Aa                                               25
A                                                50
Baa                                              15
Not Rated                                         1
----------------------------------------------------
Total                                           100%
----------------------------------------------------

------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                            0%
1-5 Years                               0
5-10 Years                             12
10-20 Years                            23
20-30 Years                            63
Over 30 Years                           2
------------------------------------------
Total                                 100%
------------------------------------------

----------------------------------------------------------------
VOLATILITY MEASURES
                               COMPARATIVE                 BROAD
                      FUND          INDEX*    FUND       INDEX**
----------------------------------------------------------------
R-Squared             0.96            1.00    0.85          1.00
Beta                  0.99            1.00    2.07          1.00
----------------------------------------------------------------

------------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY              Investment-Grade Corporate
AVERAGE MATURITY                                  Long
------------------------------------------------------

--------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed         0%
Finance                                        27
Foreign                                         3
Government Mortgage-Backed                      0
Industrial                                     56
Treasury/Agency                                 1
Utilities                                      11
Cash Investments                                2%
--------------------------------------------------
Total                                         100%
--------------------------------------------------
*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
+Annualized.
+Before expenses.


                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

HIGH-YIELD CORPORATE FUND
--------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                           COMPARATIVE         BROAD
                                 FUND           INDEX*       INDEX**
--------------------------------------------------------------------
Number of Issues                  307            1,502         7,483
Yield                                               --            --
 Investor Shares                 6.9%
 Admiral Shares                  6.9%
Yield to Maturity               7.5%+             9.3%          4.5%
Average Coupon                   8.7%             8.5%          5.9%
Average Maturity            6.6 years        8.1 years     7.5 years
Average Quality                   Ba2               B1           Aaa
Average Duration            4.5 years        4.8 years     4.5 years
Expense Ratio                                       --            --
 Investor Shares               0.26%+
 Admiral Shares                0.18%+
Cash Investments                   2%               --            --
--------------------------------------------------------------------

------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                     5%
Aaa                                                 0
Aa                                                  0
A                                                   0
Baa                                                 4
Ba                                                 45
B                                                  45
Not Rated                                           1
------------------------------------------------------
Total 100%
------------------------------------------------------

--------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                    0%
1-5 Years                                      23
5-10 Years                                     76
10-20 Years                                     1
--------------------------------------------------
Total                                         100%
--------------------------------------------------

--------------------------------------------------------------------
VOLATILITY MEASURES

                                 COMPARATIVE                   BROAD
                      FUND            INDEX*      FUND       INDEX**
--------------------------------------------------------------------
R-Squared             0.91              1.00      0.00          1.00
Beta                  0.65              1.00      0.08          1.00
--------------------------------------------------------------------

--------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY        Below Investment-Grade
AVERAGE MATURITY                      Medium
--------------------------------------------

----------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                          0%
Commercial Mortgage-Backed            0
Finance                               4
Foreign                               0
Government Mortgage-Backed            0
Industrial                           83
Treasury/Agency                       5
Utilities                             6
Cash Investments                      2%
----------------------------------------
Total                               100%
----------------------------------------
*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
+Annualized.
+Before expenses.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES AS OF JULY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
--------------------------------------------------------------------

                         SHORT-TERM CORPORATE FUND
                              INVESTOR SHARES                LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
1994                   0.4%         5.7%          6.1%          7.9%
1995                  -4.9          5.5           0.6           0.3
1996                   5.2          6.8          12.0          13.7
1997                  -1.7          6.2           4.5           4.6
1998                   1.1          6.4           7.5           8.0
1999                  -0.1          6.3           6.2           7.1
--------------------------------------------------------------------
                         SHORT-TERM CORPORATE FUND
                               INVESTOR SHARES               LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
2000                  -3.4%         6.2%          2.8%          1.5%
2001                   2.6          7.1           9.7          10.7
2002                   0.6          6.3           6.9           8.3
2003                  -0.4          5.4           5.0           8.7
2004**                 0.1          2.1           2.2           2.7
--------------------------------------------------------------------
*Lehman 1-5 Year Credit Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 62 and 63 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
                                                                TEN YEARS
                          INCEPTION      ONE     FIVE --------------------------
                               DATE     YEAR    YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Short-Term Corporate Fund
 Investor Shares         10/29/1982     7.08%    6.29%    -0.03%    6.14%  6.11%
 Admiral Shares           2/12/2001     7.16     6.42*       --       --     --
 Institutional Shares     9/30/1997     7.22     6.42      0.18*    6.28*  6.46*
--------------------------------------------------------------------------------
*Return since inception.

INTERMEDIATE-TERM CORPORATE FUND
--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 1, 1993-JULY 31, 2003
--------------------------------------------------------------------
                          INTERMEDIATE-TERM CORPORATE FUND
                                   INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
1994                  0.4%          1.3%          1.7%          2.4%
1995                 -9.7           6.0          -3.7          -4.0
1996                 12.1           7.8          19.9          21.1
1997                 -4.2           6.5           2.3           2.7
1998                  3.3           6.9          10.2          10.4
1999                  1.2           6.5           7.7           8.4
--------------------------------------------------------------------
                          INTERMEDIATE-TERM CORPORATE FUND
                                   INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
2000                 -8.9%         6.2%          -2.7%         -3.7%
2001                  5.4          7.8           13.2          14.3
2002                  1.5          6.7            8.2           8.1
2003                  3.1          6.2            9.3          11.0
2004**               -0.4          2.8            2.4           3.0
--------------------------------------------------------------------
*Lehman 5-10 Year Credit Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on page 64 for dividend and capital gains information.


LONG-TERM CORPORATE FUND
--------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
--------------------------------------------------------------------
                              LONG-TERM CORPORATE FUND
                                   INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
1994                  6.5%          7.3%         13.8%         12.6%
1995                -11.9           6.8          -5.1          -5.3
1996                 15.3           8.3          23.6          23.9
1997                 -6.0           6.9           0.9           0.7
1998                  7.9           7.6          15.5          15.3
1999                  2.9           6.6           9.5          10.3
--------------------------------------------------------------------
                              LONG-TERM CORPORATE FUND
                                   INVESTOR SHARES           LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------
2000                -13.3%          5.9%         -7.4%         -8.3%
2001                  6.8           7.7          14.5          15.8
2002                  1.5           6.8           8.3           9.1
2003                  5.0           6.8          11.8          12.7
2004**               -3.6           2.7          -0.9          -1.5
--------------------------------------------------------------------
*Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
**Six months ended July 31, 2003.
NOTE: See Financial Highlights tables on page 65 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                          INCEPTION      ONE     FIVE --------------------------
                               DATE     YEAR    YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
 Investor Shares          11/1/1993    13.64%    7.78%     0.61%    6.67%  7.28%
 Admiral Shares           2/12/2001    13.73    10.10*       --       --      --
--------------------------------------------------------------------------------
LONG-TERM CORPORATE FUND
 Investor Shares           7/9/1973    18.58%    7.92%     1.23%    6.99%  8.22%
 Admiral Shares           2/12/2001    18.70    12.24*       --       --      --
--------------------------------------------------------------------------------
*Return since inception.

HIGH-YIELD CORPORATE FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003
--------------------------------------------------------------------------------
                            HIGH-YIELD CORPORATE FUND
                               INVESTOR SHARES               LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------------------
1994                  7.7%          9.8%         17.5%         16.3%
1995                -11.1           8.6          -2.5          -1.8
1996                  9.0          10.0          19.0          19.6
1997                 -0.3           9.3           9.0          10.5
1998                  3.8           9.3          13.1          13.7
1999                 -3.0           8.3           5.3           1.5
--------------------------------------------------------------------------------
                            HIGH-YIELD CORPORATE FUND
                                INVESTOR SHARES              LEHMAN*
FISCAL             CAPITAL        INCOME         TOTAL         TOTAL
YEAR                RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------------------------
2000                 -7.8%          8.0%          0.2%          0.5%
2001                 -4.4           9.1           4.7           1.6
2002                 -9.6           8.5          -1.1          -1.4
2003                 -5.7           8.3           2.6           1.2
2004**                3.0           4.1           7.1          13.4
--------------------------------------------------------------------------------
*Lehman High Yield Index.
**Six months ended July 31, 2003.
Note: See Financial Highlights tables on page 66 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                          INCEPTION      ONE     FIVE --------------------------
                               DATE     YEAR    YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
High-Yield Corporate Fund*
 Investor Shares         12/27/1978   13.06%    3.50%    -2.28%    8.86%   6.58%
 Admiral Shares          11/12/2001   13.14    7.87**       --       --      --
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**Return since inception.

FINANCIAL STATEMENTS JULY 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (77.9%)
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (20.9%)
AESOP Funding II LLC                                   2.75%           7/20/2007 (1)(2)        $      32,900        $      32,982
American Express Credit Account Master Trust           5.60%          11/15/2006 (1)                   3,375                3,477
American Express Credit Account Master Trust           5.85%          11/15/2006 (1)                  32,200               33,178
American Express Credit Account Master Trust          1.227%          12/15/2008 (1)(8)               14,320               14,342
American Express Credit Account Master Trust          1.227%           2/16/2009 (1)(8)               13,785               13,819
American Express Credit Account Master Trust          1.217%          11/16/2009 (1)(8)               12,375               12,376
American Express Credit Account Master Trust          1.217%           9/15/2010 (1)(8)               23,200               23,218
Ameriquest Mortgage Securites                          2.43%           7/25/2033 (1)                  29,325               29,309
AmSouth Auto Trust                                     6.67%           7/15/2004 (1)                     931                  932
ANRC Auto Owner Trust                                  3.76%          10/17/2005 (1)(5)               32,286               32,478
Bank of America Mortgage Securities                   4.654%           6/25/2032 (1)                  15,820               16,047
Bank of America Mortgage Securities                   4.428%           8/25/2032 (1)                  12,495               12,638
Bank of America Mortgage Securities                   4.879%           9/25/2032 (1)                  18,032               18,393
Bank of America Mortgage Securities                   3.983%           2/25/2033 (1)                  21,066               21,102
Bank of America Mortgage Securities                   4.183%           5/25/2033 (1)                  24,937               24,270
Bank of America Mortgage Securities                   3.419%           7/25/2033 (1)                  30,000               29,855
Bank One Issuance Trust                               1.157%          10/15/2008 (1)                  58,100               58,155
Bank One Issuance Trust                               1.421%          12/15/2010 (1)                  25,000               25,020
BMW Vehicle Owner Trust                                5.46%          11/25/2007 (1)                  14,630               15,087
BMW Vehicle Owner Trust                                1.94%           2/25/2008 (1)                  35,000               35,029
BMW Vehicle Owner Trust                                2.53%           2/25/2008 (1)                  36,500               36,223
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                     6.42%           9/25/2008 (1)                  76,955               82,557
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust SCE-1                      6.38%           9/25/2008 (1)                  12,798               13,764

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust SCE-2                      6.28%           9/25/2005 (1)           $       3,403        $       3,426
Capital Auto Receivables Asset Trust                   3.05%           9/15/2005 (1)                  23,000               23,423
Capital Auto Receivables Asset Trust                   2.27%           1/17/2006 (1)                  22,500               22,690
Centex Home Equity Loan Trust                          3.89%           2/25/2020 (1)                  17,088               17,184
Centex Home Equity Loan Trust                          5.35%          10/25/2022 (1)                      96                   96
Centex Home Equity Loan Trust                          3.94%           3/25/2025 (1)                   6,592                6,579
Chase Manhattan Auto Owner Trust                       4.55%           8/15/2005 (1)                  27,540               27,837
Chase Manhattan Auto Owner Trust                       3.49%           3/15/2006 (1)                  23,500               23,803
Chase Manhattan Credit Card Master Trust              1.196%          10/15/2006 (1)(8)               20,000               20,006
Chase Manhattan Credit Card Master Trust               1.29%           7/15/2010 (1)                  24,900               24,919
CIT Group Home Equity Loan Trust                       4.57%           1/25/2023 (1)                  20,141               20,177
Citibank Credit Card Issuance Trust                    7.45%           9/15/2007 (1)                  24,790               27,037
Citibank Credit Card Issuance Trust                    7.05%           9/17/2007 (1)                  14,875               16,288
Citibank Credit Card Issuance Trust                    2.70%           1/15/2008 (1)                  35,000               35,248
Citibank Credit Card Issuance Trust                   1.205%           1/15/2010 (1)                  16,000               16,012
Citibank Credit Card Master Trust                      5.55%            1/9/2006 (1)                  15,187               15,450
Connecticut RRB Special Purpose Trust CL&P-1           5.36%           3/30/2007 (1)                  23,283               24,137
Countrywide Asset-Backed Certificates                 5.151%          11/25/2016 (1)                  23,003               23,100
Countrywide Home Loan                                 4.633%           9/19/2032 (1)                  18,778               19,008
Countrywide Home Loan                                  4.18%           5/25/2033 (1)                  43,019               43,010
Countrywide Home Loan                                 3.575%          11/19/2033 (1)                  69,627               69,050
DaimlerChrysler Auto Trust                             6.11%          11/18/2004 (1)                   7,019                7,093
DaimlerChrysler Auto Trust                             2.56%           11/8/2006 (1)                  25,000               25,292
DaimlerChrysler Master Owner Trust                    1.157%           2/15/2008 (1)                  25,500               25,498
Detroit Edison Securitization Funding LLC              5.51%            3/1/2007 (1)                  24,750               25,624
Fannie Mae Grantor Trust                              2.306%           1/26/2024 (1)                  25,833               25,776
Fannie Mae Grantor Trust                              2.869%          11/25/2029 (1)                  17,750               17,698
Fannie Mae Grantor Trust                              1.155%           6/25/2033 (1)(8)               32,754               32,762
Federal Home Loan Mortgage Corp.
 Structured Pass Through                              3.632%          11/25/2032 (1)                  31,000               31,528
Federal Home Loan Mortgage Corp.
 Structured Pass Through                               3.41%          12/25/2032 (1)                  27,679               28,083
Federal National Mortgage Assn. REMIC Trust           3.318%          11/25/2032 (1)                  64,400               64,602
First USA Credit Card Master Trust                     1.19%          11/20/2006 (1)(8)               55,000               55,014
Fleet Credit Card Master Trust                         2.40%           7/15/2008 (1)                  25,400               25,396
Fleet Home Equity Loan Trust                          1.354%           1/20/2033 (1)(8)               37,000               37,000
Ford Credit Auto Owner Trust                           7.50%          10/15/2004 (1)                   4,900               4,965
Ford Credit Auto Owner Trust                           6.99%           2/15/2005 (1)                  42,000               42,900
Ford Credit Auto Owner Trust                           7.40%           4/15/2005 (1)                  22,524               22,799
Ford Credit Auto Owner Trust                           5.01%           3/15/2006 (1)                  14,800               15,354
GreenPoint Home Equity Loan Trust                     1.377%           4/15/2029 (1)                  30,336               30,308
Harley-Davidson Motorcycle Trust                       4.50%           1/15/2010 (1)                  30,000               30,773
Harley-Davidson Motorcycle Trust                       2.63%          11/15/2010 (1)                  30,000               30,293
Harley-Davidson Motorcycle Trust                       2.07%           2/15/2011 (1)                  19,700               19,730
Honda Auto Receivables Owner Trust                     4.67%           3/18/2005 (1)                  29,028               29,288
Honda Auto Receivables Owner Trust                     3.50%          10/17/2005 (1)                  10,961               11,077
Honda Auto Receivables Owner Trust                     1.69%           2/21/2007 (1)                  46,100               45,874
Marshall & Ilsley Auto Loan Trust                      2.49%          10/22/2007 (1)                  40,000               40,376
MBNA Master Credit Card Trust                          6.45%           2/15/2008 (1)                   1,290               1,394
MBNA Master Credit Card Trust                          1.30%           8/16/2010 (1)                  35,000               35,027
MBNA Master Credit Card Trust II                       7.15%           1/15/2008 (1)                  59,500               64,835

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Mellon Bank Premium Finance Loan Master Trust         1.418%          12/17/2007 (1)(8)        $      25,900        $      25,911
Merrill Lynch Mortgage Investors                       4.21%           2/25/2033 (1)                  78,923               77,881
Merrill Lynch Mortgage Investors                       4.61%           7/25/2033 (1)                  38,360               38,839
Morgan Stanley Dean Witter Credit Card
 Home Equity Line of Credit Trust                      1.37%          11/25/2015 (1)                  22,021               21,742
National City Auto Receivables Trust                   4.04%           7/15/2006 (1)                  23,000               23,375
Nissan Auto Receivables                                3.58%           9/15/2005 (1)                  47,494               48,073
Nissan Auto Receivables                                1.89%          12/15/2006 (1)                  36,900               36,973
Nissan Auto Receivables                                4.80%           2/15/2007 (1)                   3,750                3,886
Nissan Auto Receivables                                2.05%           3/16/2009 (1)                  15,000               14,645
Onyx Acceptance Owner Trust                            3.94%           6/15/2006 (1)(5)               29,500               30,038
PECO Energy Transition Trust                           6.05%            3/1/2009 (1)                  29,200               31,823
PP&L Transition Bond Co. LLC                           6.96%          12/26/2007 (1)                  53,000               58,005
PP&L Transition Bond Co. LLC                           7.05%           6/25/2009 (1)                  20,550               23,116
Principal Residential Mortgage Capital Resources       4.55%          12/20/2004 (1)(2)               34,150               34,833
Regions Auto Receivables Trust                         2.63%           1/16/2007 (1)                  28,600               28,922
Regions Auto Receivables Trust                         1.75%           5/15/2007 (1)                  34,750               34,709
Residential Asset Securities Corp.                     4.04%           1/25/2022 (1)(6)               21,000               21,244
Residential Asset Securities Corp.                    4.606%           3/25/2022 (1)                  17,500               17,640
Residential Asset Securities Corp.                    4.286%           8/24/2022 (1)(6)               34,000               34,106
Residential Asset Securities Corp.                     4.59%          10/25/2026 (1)(6)               25,000               25,692
Standard Credit Card Master Trust                      5.95%            9/7/2003 (1)                   7,700                7,732
Target Credit Card Master Trust                       1.145%           7/25/2008 (1)                  31,500               31,513
Target Credit Card Master Trust                       1.141%           6/27/2011 (1)                  55,000               55,056
TIAA Structured Finance CDO I, Ltd.                    7.06%          11/25/2030 (1)                  15,400               16,006
Toyota Auto Receivables Owner Trust                    1.69%           3/15/2007 (1)                  29,250               29,136
Toyota Auto Receivables Owner Trust                    4.00%           7/15/2008 (1)                   9,450                9,800
UAC Securitization Corp.                               6.31%           12/8/2006 (1)(5)               16,836               16,991
USAA Auto Owner Trust                                  3.20%           2/15/2006 (1)                   6,977                7,035
USAA Auto Owner Trust                                  2.41%          10/16/2006 (1)                  26,000               26,288
Vendee Mortgage Trust                                  5.75%          12/15/2020 (1)                  23,600               24,482
Volkswagen Auto Lease Trust                            2.36%          12/20/2005 (1)                  25,000               25,242
Wachovia Asset Securitization, Inc.                    1.36%           6/25/2033 (1)                  18,850               18,847
Washington Mutual Mortgage Pass-Through Certificates   5.55%           4/26/2032 (1)                  20,092               20,444
Washington Mutual Mortgage Pass-Through Certificates  5.554%           4/26/2032 (1)                  16,268               16,507
Washington Mutual Mortgage Pass-Through Certificates  4.424%           9/25/2032 (1)                  14,625               14,782
Washington Mutual Mortgage Pass-Through Certificates   4.23%           1/25/2033 (1)                  18,336               18,346
Washington Mutual Mortgage Pass-Through Certificates  4.103%            8/1/2033 (1)                  24,650               24,727
Washington Mutual Mortgage Pass-Through Certificates  3.842%           8/25/2033 (1)                  28,302               28,582
WFS Financial Owner Trust                              3.81%           2/20/2007 (1)(7)               31,500               32,228
World Omni Auto Receivables Trust                      1.98%           5/15/2007 (1)                  34,900               34,984
                                                                                                                    -------------
                                                                                                                    $   2,979,271
                                                                                                                    -------------
FINANCE (24.4%)
 BANKING (9.4%)
Astoria Financial Corp.                                5.75%          10/15/2012                      12,000               12,060
Bank of America Corp.                                  4.75%          10/15/2006                      26,659               28,276
Bank of Montreal (Chicago)                             6.10%           9/15/2005                      12,350               13,299
Bank One Corp.                                        7.625%            8/1/2005                      46,545               51,419
Bank One Corp.                                         6.50%            2/1/2006                      20,000               21,811
Bank One Corp. (IL)                                    5.50%           3/26/2007                      26,500               28,551
BankAmerica Corp.                                      6.20%           2/15/2006                       8,500                9,279
Barclays Bank PLC                                      8.55%           9/29/2049 (1)(2)               22,100               26,590

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank (New York)                       5.00%           7/20/2004               $       9,000        $       9,264
Bayerische Landesbank (New York)                       2.50%           3/30/2006                      54,500               54,384
Citicorp Lease Pass-Through Trust                      7.22%           6/15/2005 (1)(2)               18,281               19,710
Citigroup Inc.                                        4.125%           6/30/2005                      49,225               51,014
Citigroup Inc.                                         5.50%            8/9/2006                      38,625               41,637
European Investment Bank                               4.75%           4/26/2004                      10,000               10,255
European Investment Bank                              4.625%            3/1/2007                      27,500               29,212
First USA Bank                                         7.65%            8/1/2003                       7,000                7,000
First Bank System, Inc.                               6.875%           9/15/2007                       5,750                6,471
First Union Corp.                                     6.625%           7/15/2005                      25,000               27,131
Firstar Bank Milwaukee NA                              7.80%            7/5/2010                      25,600               28,199
Golden West Financial                                 4.125%           8/15/2007                      10,975               11,186
GreenPoint Financial Corp.                             3.20%            6/6/2008 (2)                  22,125               21,119
HBOS Treasury Services                                 2.25%            5/1/2006 (2)                  65,820               65,089
HSBC Bank USA                                          1.17%           9/24/2004                      26,250               26,292
ING Capital Funding Trust III                         8.439%          12/29/2049 (1)                  21,600               25,347
ING Security Life Institutional Funding               1.649%           1/27/2006 (2)(8)               50,000               50,001
KFW International Finance, Inc.                        4.25%           4/18/2005                      55,690               58,004
KFW International Finance, Inc.                        2.50%          10/17/2005                      50,000               50,552
Landwirtschaft Rentenbank                             4.875%           3/12/2007                      43,000               45,524
M & T Bank Corp.                                       3.85%            4/1/2013                      16,150               15,947
Marshall & Ilsley Bank                                4.125%          9/204/2007                       9,775                9,987
National City Bank                                     2.50%           4/17/2006                      26,300               26,230
National City Corp.                                   6.625%            3/1/2004                      29,630               30,480
National City Corp.                                    3.20%            4/1/2008                      22,250               21,788
National Westminster Bank PLC                         7.375%           10/1/2009                       5,845                6,708
National Westminster Bank PLC                          7.75%           4/29/2049 (1)                  23,222               26,306
Royal Bank of Scotland Group PLC                      7.375%           4/29/2049 (1)                  11,470               12,672
Sovereign Bancorp, Inc.                               10.50%          11/15/2006                      18,625               22,523
Sovereign Bank                                        5.125%           3/15/2013                       9,875                9,496
State Street Capital Trust                             1.79%           2/15/2008 (8)                  57,850               57,850
Synovus Financial Corp.                                7.25%          12/15/2005                      19,750               21,922
UBS Preferred Funding Trust I                         8.622%          10/29/2049 (1)                  11,700               14,067
UBS Preferred Funding Trust II                        7.247%           6/29/2049                       5,525                6,234
Union Planters Bank NA                                5.125%           6/15/2007                      66,005               69,505
US Bancorp                                            6.875%           12/1/2004                       8,250                8,786
US Bancorp                                             2.75%           3/30/2006                      40,000               40,150
Wachovia Corp.                                         4.95%           11/1/2006                      31,250               33,283
Washington Mutual Inc.                                4.375%           1/15/2008                      20,000               20,409
Wells Fargo & Co.                                      7.25%           8/24/2005                      10,250               11,304
Wells Fargo & Co.                                      3.75%          10/15/2007                      25,000               25,155
Western Financial Bank                                9.625%           5/15/2012                       5,610                6,171
Zions Financial Corp.                                  6.95%           5/15/2011                       9,800               10,665


BROKERAGE (2.6%)
Bear Stearns & Co., Inc.                               3.00%           3/30/2006                      49,775               50,112
Bear Stearns & Co., Inc.                               4.00%           1/31/2008                      11,100               11,158
Goldman Sachs Group Inc.                               5.25%            4/1/2013                       9,500                9,360
Lehman Brothers Holdings Inc.                         6.625%            4/1/2004                       9,930               10,265
Lehman Brothers Holdings Inc.                          6.25%           5/15/2006                      50,660               55,365
Lehman Brothers Holdings Inc.                          4.00%           1/22/2008                      24,300               24,449
Merrill Lynch & Co., Inc.                              1.50%           2/25/2005 (8)                  35,000               34,796

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              2.94%           1/30/2006               $      23,650        $      23,866
Merrill Lynch & Co., Inc.                             3.125%           7/15/2008                      24,400               23,505
Morgan Stanley Dean Witter Discover & Co.              5.80%            4/1/2007                      23,525               25,324
Salomon Smith Barney Holdings Inc.                    5.875%           3/15/2006                      30,000               32,336
Spear, Leeds & Kellogg, LP                             8.25%           8/15/2005 (2)                  56,775               63,351
Topaz Ltd.                                             6.92%           3/10/2007 (1)(2)               12,550               13,696


FINANCE COMPANIES (5.9%)
American Express Credit Corp.                         6.875%           11/1/2005                       7,750                8,521
American Express Credit Corp.                         1.273%           5/16/2006                      25,000               25,002
American General Finance                               4.50%          11/15/2007                      30,000               30,893
American Honda Finance                                 1.55%            6/3/2005 (2)(8)               50,000               50,008
American Honda Finance                                 1.38%           10/3/2005 (2)                   5,300                5,300
American Honda Finance                                 1.63%           1/27/2006 (2)(8)               26,900               26,901
Boeing Capital Corp                                    5.65%           5/15/2006                       6,975                7,427
Boeing Capital Corp.                                   5.75%           2/15/2007                      47,165               50,176
Countrywide Home Loan                                  3.50%          12/19/2005                      31,850               32,344
Countrywide Home Loan                                  5.50%            8/1/2006                      24,675               26,373
Export Development Canada                              4.55%           6/30/2005                       5,500                5,785
Financement Quebec                                     5.00%          10/25/2012                      15,000               15,090
Franklin Resources Inc.                                3.70%           4/15/2008                      14,100               13,917
General Electric Capital Corp.                         5.35%           3/30/2006                      39,600               42,351
General Electric Capital Corp.                        5.375%           3/15/2007                      72,330               77,273
General Electric Capital Corp.                         3.50%            5/1/2008                       8,200                8,063
General Motors Acceptance Corp.                        6.75%           1/15/2006                      32,635               34,456
General Motors Acceptance Corp.                       6.125%           8/28/2007                      28,850               29,508
International Lease Finance Corp.                      4.00%           1/17/2006                      38,100               39,022
John Deere Capital Corp.                               1.59%           5/20/2005                      17,000               17,001
John Deere Capital Corp.                               3.90%           1/15/2008                      30,000               30,122
SLM Corp.                                             1.299%           9/15/2005 (8)                  17,000               17,000
SLM Corp.                                             1.319%           3/15/2006 (8)                  25,000               25,001
Toyota Motor Credit Corp                               2.80%           1/18/2006                      42,900               43,376
USA Education Inc.                                    5.625%           4/10/2007                      12,620               13,591
USAA Capital Corp.                                     7.54%           3/30/2005 (2)                  25,000               27,242
USAA Capital Corp.                                     3.13%          12/15/2005                      43,000               43,796
USAA Capital Corp.                                     7.05%           11/8/2006                      12,240               13,783
VW Credit Inc.                                         1.39%           6/13/2005 (2)(8)               55,000               55,110
Washington Mutual Finance Corp.                        6.25%           5/15/2006                      24,400               26,632


INSURANCE (5.3%)
AIG SunAmerica Global Financing IV                     5.85%            2/1/2006 (2)                  27,900               30,084
AIG SunAmerica Global Financing IX                     5.10%           1/17/2007 (2)                  44,000               46,608
Anthem Inc.                                           4.875%            8/1/2005                      28,710               29,824
Anthem Inc.                                           9.125%            4/1/2010 (2)                   7,700                9,254
Hartford Financial Services Group                      4.70%            9/1/2007                       4,850                4,971
Jackson National Life Insurance Co.                    5.25%           3/15/2007 (2)                  14,800               15,574
John Hancock Global Funding II                        5.625%           6/27/2006 (2)                   2,700                2,900
Lincoln National Corp.                                 5.25%           6/15/2007                      12,000               12,532
Marsh & McLennan Cos. Inc.                            3.625%           2/15/2008                       8,900                8,865
MassMutual Global Funding II                           1.21%           6/28/2005 (8)                  87,000               87,001
MassMutual Global Funding II                           1.33%          12/13/2005 (2)                  25,000               25,001
MetLife Global Funding I                               4.75%           6/20/2007 (2)                  13,300               13,819

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
MetLife Inc.                                          3.911%           5/15/2005               $      37,400        $      38,514
MetLife Inc.                                           5.25%           12/1/2006                      13,775               14,649
Monumental Global Funding II                           6.95%           10/1/2003 (2)                  49,590               50,034
Monumental Global Funding II                           1.33%           4/10/2006 (2)(8)               75,000               74,942
Nationwide Life Global Funding                         5.35%           2/15/2007 (2)                  47,250               49,904
Principal Life Global Funding I                       6.125%            3/1/2006 (2)                  61,610               66,353
Protective Life                                        5.50%           5/14/2004 (2)                  24,020               24,764
Protective Life                                       5.875%           8/15/2006 (2)                  43,800               47,522
TIAA Global Markets                                    2.75%           1/13/2006 (2)                  50,000               50,209
TIAA Global Markets                                    5.00%            3/1/2007 (2)                  26,200               27,509
TIAA Global Markets                                   4.125%          11/15/2007 (2)                  15,000               15,244
Travelers Property Casualty                            3.75%           3/15/2008                      14,160               14,024


REAL ESTATE INVESTMENT TRUSTS (1.2%)
EOP Operating LP                                      8.375%           3/15/2006                      28,650               32,317
ERP Operating LP                                       7.10%           6/23/2004                       4,800                5,005
First Industrial                                      7.375%           5/15/2004 (2)                  12,000               12,418
Health Care Properties                                 7.50%           1/15/2007                      11,700               12,797
Health Care REIT Inc.                                  7.50%           8/15/2007                       3,435                3,697
Health Care REIT Inc.                                  8.00%           9/12/2012                       9,750               10,501
HRPT Properties Trust                                  6.95%            4/1/2012                      10,000               10,456
iStar Financial                                        7.00%           3/15/2008                       2,320                2,349
New Plan Excel Realty Trust                           5.875%           6/15/2007                       7,500                7,911
Security Capital Group                                 7.75%          11/15/2003                      20,000               20,364
Shurgard Storage Centers, Inc.                         7.75%           2/22/2011                       8,900                9,904
Simon Property Group                                  4.875%           3/18/2010 (2)                  27,900               27,704
Sun Communities Operating LP                           5.75%           4/15/2010 (2)                  11,525               11,379
Thornburg Mortgage                                     8.00%           5/15/2013 (2)                   2,325                2,290
                                                                                                                    -------------
                                                                                                                    $   3,484,154
                                                                                                                    -------------

INDUSTRIAL (27.4%)
 BASIC INDUSTRY (1.2%)
BHP Finance USA                                        6.69%            3/1/2006                      18,850               20,740
Freeport-McMoRan Copper & Gold Inc.                  10.125%            2/1/2010                       1,540                1,709
International Paper Co.                                7.50%           5/15/2004                       9,955               10,390
International Paper Co.                               8.125%            7/8/2005                       5,745                6,354
International Paper Co.                                7.00%           8/15/2006                       6,000                6,684
Jefferson Smurfit Corp.                                7.50%            6/1/2013                       5,420                5,420
Packaging Corp. of America                            4.375%            8/1/2008 (2)                   6,350                6,169
Peabody Energy Corp.                                  6.875%           3/15/2013 (2)                   3,865                3,904
Rhodia Corp.                                          8.875%            6/1/2011 (2)                   2,700                2,606
Rio Tinto Finance Ltd.                                 5.75%            7/3/2006                      24,050               26,137
Weyerhaeuser Co.                                      2.244%           9/15/2003                      25,000               25,001
Weyerhaeuser Co.                                       5.50%           3/15/2005                      52,500               55,027


CAPITAL GOODS (2.5%)
Allied Waste North America, Inc.                      10.00%            8/1/2009                      13,105               13,891
Crown European Holdings                                9.50%            3/1/2011 (2)                   6,185                6,401
Emerson Electric Co.                                  7.875%            6/1/2005                      24,305               26,808
General Dynamics                                      2.125%           5/15/2006.                     66,900               66,173
L-3 Communications Corp.                              7.625%           6/15/2012                       2,325                2,441
L-3 Communications Corp.                              6.125%           7/15/2013                       1,550                1,488
Masco Corp.                                            6.00%            5/3/2004                      41,000               42,215

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing ESOP Trust            5.62%           7/15/2009 (1)(2)        $      30,868        $      33,135
NMHG Holding Co.                                      10.00%           5/15/2009                       3,835                4,219
Northrop Grumman Corp.                                8.625%          10/15/2004                      18,825               20,262
Northrop Grumman Corp.                                 7.00%            3/1/2006                       7,350                8,126
Owens-Brockway Glass                                  8.875%           2/15/2009                       7,750                8,060
Raytheon Co.                                           5.70%           11/1/2003                      32,085               32,396
Raytheon Co.                                           6.30%           3/15/2005                      14,770               15,674
Republic Services Inc.                                6.625%           5/15/2004                      16,800               17,442
Shaw Group Inc.                                       10.75%           3/15/2010 (2)                   6,225                5,665
SPX Corp.                                              6.25%           6/15/2011                       2,300                2,254
SPX Corp.                                              7.50%            1/1/2013                       3,050                3,172
Texas Industries Inc.                                 10.25%           6/15/2011 (2)                   3,100                3,263
United Technologies Corp.                             4.875%           11/1/2006                      20,725               21,881
Waste Management Inc.                                  7.00%           10/1/2004                      19,155               20,206
Westinghouse Air Brake                                6.875%           7/31/2013 (2)                   1,575                1,575


COMMUNICATION (3.0%)
AT&T Wireless Services Inc.                            7.35%            3/1/2006                      18,800               20,769
British Telecommunications PLC                        7.875%          12/15/2005                      60,050               67,250
Cingular Wireless                                     5.625%          12/15/2006                      29,925               32,586
Clear Channel Communications Inc.                      7.25%           9/15/2003                       6,200                6,238
Clear Channel Communications Inc.                      6.00%           11/1/2006                      12,005               12,972
Clear Channel Communications Inc.                      4.25%           5/15/2009                      32,600               32,074
Clear Channel Communications Inc.                      7.65%           9/15/2010                      13,000               14,833
Comcast Corp.                                          5.85%           1/15/2010                      11,700               12,176
Deutsche Telekom International Finance                 8.25%           6/15/2005                      29,150               32,119
DirecTV Holdings                                      8.375%           3/15/2013 (2)                   3,860                4,256
Eircom Funding                                         8.25%           8/15/2013 (2)                     785                  793
France Telecom                                         8.70%            3/1/2006                      27,665               31,095
GTE Corp.                                              6.36%           4/15/2006                       7,950                8,705
New York Times                                        7.625%           3/15/2005                      20,200               21,910
NYNEX Corp.                                            9.55%            5/1/2010 (1)                  15,418               18,040
TCI Communications, Inc.                               7.25%            8/1/2005                       5,000                5,416
TCI Communications, Inc.                               8.00%            8/1/2005                      10,922               11,988
Telecorp PCS Inc.                                    10.625%           7/15/2010                      12,920               15,569
USA Interactive                                        7.00%           1/15/2013                      18,500               19,643
USA Networks Inc.                                      6.75%          11/15/2005                       9,450               10,238
Verizon Wireless Inc.                                 5.375%          12/15/2006                      41,475               44,763


CONSUMER CYCLICAL (4.0%)
Cendant Corp.                                          6.25%           1/15/2008                      18,500               19,722
Centex Corp.                                           4.75%           1/15/2008                       6,750                6,861
CVS Corp.                                             5.625%           3/15/2006                      30,000               32,219
DaimlerChrysler North America Holding Corp.            7.40%           1/20/2005                      51,000               54,510
The Walt Disney Co.                                    4.50%           9/15/2004                      39,500               40,713
FelCor Lodging LP                                      8.50%            6/1/2011                       2,300                2,358
Home Depot Inc.                                        6.50%           9/15/2004                      23,800               25,130
Home Depot Inc.                                       5.375%            4/1/2006                      11,800               12,659
International Speedway Corp.                          7.875%          10/15/2004                      14,750               15,611
Iron Mountain, Inc.                                    7.75%           1/15/2015                       4,675                4,698
Isle of Capri Casinos                                  9.00%           3/15/2012                       6,990                7,497
J.C. Penney Co. Inc.                                   8.00%            3/1/2010                       3,875                3,933

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.                                    7.75%           7/15/2009               $      12,150        $      13,364
Lowe's Cos. Inc.                                       7.50%          12/15/2005                      19,900               22,206
MDC Holdings Inc.                                      7.00%           12/1/2012                       5,385                5,656
Mohawk Industries Inc.                                 6.50%           4/15/2007                      11,640               12,775
Park Place Entertainment Corp.                         7.95%            8/1/2003                      54,315               54,312
Park Place Entertainment Corp.                        7.875%           3/15/2010                       7,750                8,254
Pulte Corp.                                            7.30%          10/24/2005                       6,900                7,538
Royal Caribbean Cruises                                6.75%           3/15/2008                       2,320                2,297
Royal Caribbean Cruises                                8.75%            2/2/2011                       2,320                2,459
Russell Corp.                                          9.25%            5/1/2010                       6,190                6,623
Speedway Motorsports                                   6.75%            6/1/2013 (2)                   2,325                2,325
Target Corp.                                           5.95%           5/15/2006                       9,830               10,706
Target Corp.                                           5.40%           10/1/2008                      31,820               33,989
Target Corp.                                          5.375%           6/15/2009                       7,955                8,466
Toll Brothers Corp.                                   6.875%          11/15/2012 (2)                  14,800               15,744
Toll Corp.                                             8.25%            2/1/2011                       2,305                2,501
TRW Automotive Inc.                                   9.375%           2/15/2013 (2)                   2,320                2,552
Viacom Inc.                                            7.75%            6/1/2005                      30,000               33,040
Viacom Inc.                                            6.40%           1/30/2006                      23,850               26,097
Wal-Mart Stores, Inc.                                  7.50%           5/15/2004                      24,675               25,831
Wal-Mart Stores, Inc.                                 4.375%           7/12/2007                      39,000               40,623
WCI Communities Inc.                                  9.125%            5/1/2012                       9,300                9,812


CONSUMER NONCYCLICAL (6.5%)
Abbott Laboratories                                   5.625%            7/1/2006 (9)                  48,790               52,990
American Home Products                                5.875%           3/15/2004                      21,100               21,628
AmerisourceBergen Corp.                                7.25%          11/15/2012                       1,525                1,597
Apogent Technologies Inc.                              8.00%            4/1/2011                      10,500               11,551
Apogent Technologies Inc.                              6.50%           5/15/2013 (2)                   1,550                1,519
Beckman Instruments, Inc.                              7.45%            3/4/2008                      13,355               15,034
Biovail Corp.                                         7.875%            4/1/2010                       3,885                4,021
Brown-Forman Corp.                                    2.125%           3/15/2006                      75,225               74,324
Campbell Soup Co.                                     5.875%           10/1/2008                      13,500               14,807
Cargill Inc.                                           6.25%            5/1/2006 (2)                  47,580               51,835
Conagra Foods Inc.                                     7.50%           9/15/2005                       8,500                9,423
Delhaize America Inc.                                 8.125%           4/15/2011                       6,925                7,237
Diageo Capital PLC                                    6.625%           6/24/2004                      12,700               13,283
Diageo Capital PLC                                    6.125%           8/15/2005                      12,125               13,083
Diageo Capital PLC                                    3.375%           3/20/2008                      25,000               24,700
Diageo PLC                                             0.00%            1/6/2004                      39,700               39,507
Dole Foods Inc.                                        7.25%           6/15/2010 (2)                   4,625                4,475
Fisher Scientific International, Inc.                 8.125%            5/1/2012                       3,875                4,127
Fisher Scientific International, Inc.                 8.125%            5/1/2012 (2)                     770                  820
Fred Meyer, Inc.                                      7.375%            3/1/2005                      29,895               32,039
General Mills Inc.                                    5.125%           2/15/2007                      24,375               25,938
Gillette Co.                                          2.875%           3/15/2008                      30,500               29,733
HCA Inc.                                               6.75%           7/15/2013                      11,800               11,527
Hormel Foods Corp.                                    6.625%            6/1/2011 (2)                   8,900                9,858
Kraft Foods Inc.                                      4.625%           11/1/2006                      23,125               23,999
Kroger Co.                                            7.625%           9/15/2006                      15,695               17,744
Laboratory Corp. of America                            5.50%            2/1/2013                       9,500                9,481
Land O' Lakes Inc.                                     8.75%          11/15/2011                       7,150                6,078

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Newell Rubbermaid Inc.                                 2.00%            5/1/2005               $      23,500        $      23,427
Omnicare, Inc.                                        6.125%            6/1/2013                       3,875                3,720
Pepsi Americas Inc.                                    5.95%           2/15/2006                      24,790               26,790
Pepsi Bottling Holdings Inc.                          5.375%           2/17/2004 (2)                  12,400               12,670
Pepsi Bottling Holdings Inc.                          5.625%           2/17/2009 (2)                   9,700               10,597
Procter & Gamble                                       4.30%           8/15/2008                      22,200               22,920
Quest Diagnostic Inc.                                  6.75%           7/12/2006                      43,870               47,966
Safeway Inc.                                           3.80%           8/15/2005                      60,350               61,573
Sara Lee Corp.                                         1.95%           6/15/2006                      23,550               23,154
Swift & Co.                                          10.125%           10/1/2009 (2)                   7,650                8,013
Tyson Foods Inc.                                       7.25%           10/1/2006                       6,800                7,395
Tyson Foods Inc.                                       8.25%           10/1/2011                       9,400               10,568
Unilever Capital Corp.                                 6.75%           11/1/2003                      82,170               83,233
Unilever Capital Corp.                                6.875%           11/1/2005                      19,500               21,501
The Upjohn Co. ESOP Trust                              9.79%            2/1/2004 (1)                   3,592                3,726
Wellpoint Health Networks                             6.375%           6/15/2006                      27,160               29,786

ENERGY (3.4%)
Baker Hughes Inc.                                     7.875%           6/15/2004                       4,250                4,474
BP Capital Markets PLC                                4.625%           5/27/2005                      92,500               97,045
Chesapeake Energy Corp.                                7.75%           1/15/2015                       5,350                5,511
ChevronTexaco Capital Co.                              3.50%           9/17/2007                      47,500               47,822
Conoco Funding Co.                                     5.45%          10/15/2006                      39,000               42,158
Conoco Inc.                                            5.90%           4/15/2004                      21,014               21,653
Devon Energy Corp.                                     2.75%            8/1/2006                      14,250               14,168
Global Santa Fe                                        5.00%           2/15/2013                       6,825                6,659
Occidental Petroleum                                   6.50%            4/1/2005                       3,430                3,655
Occidental Petroleum                                   7.65%           2/15/2006                       5,000                5,592
Occidental Petroleum                                  5.875%           1/15/2007                       5,000                5,430
Occidental Petroleum                                   4.00%          11/30/2007                      14,000               14,232
Ocean Energy Inc.                                     4.375%           10/1/2007                      18,525               18,838
Offshore Logistics                                    6.125%           6/15/2013 (2)                   5,420                5,095
Oil Enterprises Ltd.                                  6.239%           6/30/2008 (1)(2)(5)            23,896               26,027
Pemex Finance Ltd.                                    6.125%          11/15/2003 (1)                     780                  785
Pemex Finance Ltd.                                     9.14%           8/15/2004 (1)                  14,743               15,258
Pemex Finance Ltd.                                     8.02%           5/15/2007 (1)                  15,290               17,081
Pemex Finance Ltd.                                     9.69%           8/15/2009 (1)                  41,000               48,036
PF Export Receivables Master Trust                    3.748%            6/1/2013 (1)(2)               11,100               10,571
PF Export Receivables Master Trust                    2.188%           12/1/2013 (1)(2)               24,140               24,140
PF Export Receivables Master Trust                    6.436%            6/1/2015 (1)(2)               22,160               21,499
Pioneer Natural Resources                              6.50%           1/15/2008                       1,750                1,846
Tosco Corp.                                           7.625%           5/15/2006                      14,600               16,397
Valero Energy Corp.                                   7.375%           3/15/2006                       6,358                6,962
Valero Energy Corp.                                   6.125%           4/15/2007                       8,625                9,190
XTO Energy Inc.                                        6.25%           4/15/2013                       1,950                1,940


TECHNOLOGY (2.1%)
Computer Sciences Corp.                                7.50%            8/8/2005                      24,335               26,833
Deluxe Corp.                                           5.00%          12/15/2012                       7,710                7,525
Eastman Kodak Co.                                      1.84%           11/8/2004 (8)                  32,000               32,001
First Data Corp.                                       6.75%           7/15/2005                       4,450                4,835
First Data Corp.                                       4.70%           11/1/2006                       3,200                3,383

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
First Data Corp.                                      5.625%           11/1/2011               $         100        $         104
Flextronics International Ltd.                         6.50%           5/15/2013 (2)                   5,425                5,059
Harris Corp.                                           6.35%            2/1/2028                      30,200               32,272
Hewlett-Packard Co.                                   3.625%           3/15/2008                       9,437                9,376
International Business Machines Corp.                 4.875%           10/1/2006                      87,000               92,598
Texas Instruments Inc.                                 7.00%           8/15/2004                      67,500               70,870
Xerox Corp.                                           10.25%           1/15/2009 (2)                   5,425                5,859
Xerox Corp.                                           7.125%           6/15/2010                       2,335                2,242


TRANSPORTATION (2.0%)
American Airlines, Inc. Pass-Through Certificates      2.45%           9/23/2007 (1)(5)(8)            23,140               23,136
American Airlines, Inc. Pass-Through Certificates     3.857%            7/9/2010                      11,790               11,459
Burlington Northern Santa Fe Corp.                    6.375%          12/15/2005                       2,900                3,155
Burlington Northern Santa Fe Corp.                    7.875%           4/15/2007                       5,850                6,762
Continental Airlines, Inc. Pass-Through Certificates  7.434%           9/15/2004 (1)                   6,700                6,097
Continental Airlines, Inc. Pass-Through Certificates   6.80%            7/2/2007 (1)                   6,553                5,636
Continental Airlines, Inc. Pass-Through Certificates  6.541%           9/15/2008 (1)                   8,160                6,936
Continental Airlines, Inc. Pass-Through Certificates  6.648%           9/15/2017 (1)                   4,578                4,326
Continental Airlines, Inc. Pass-Through Certificates  7.256%           3/15/2020 (1)                  10,570               10,200
CSX Corp.                                              7.25%            5/1/2004                      31,175               32,452
Delta Air Lines, Inc.                                  6.65%           3/15/2004                       2,320                2,204
Delta Air Lines, Inc.                                  7.70%          12/15/2005                       1,550                1,364
Delta Air Lines, Inc.                                  7.90%          12/15/2009                       2,325                1,767
Delta Air Lines, Inc.                                  7.92%          11/18/2010                       5,000                4,250
Delta Air Lines, Inc. Pass-Through Certificates       7.779%            1/2/2012                       5,900                4,897
Federal Express Corp.                                 6.625%           2/12/2004                      22,150               22,709
Hertz Corp.                                            8.25%            6/1/2005                      27,350               28,997
Hertz Corp.                                           6.625%           5/15/2008                       5,000                5,043
Kansas City Southern Industries, Inc.                  7.50%           6/15/2009                       5,425                5,669
Norfolk Southern Corp.                                8.375%           5/15/2005                      39,475               43,624
Northwest Airlines, Inc.                              8.875%            6/1/2006                       5,450                4,033
Northwest Airlines, Inc. Pass-Through
 Trust Certificates                                    8.07%            1/2/2015   (1)                 1,176                  682
Northwest Airlines, Inc. Pass-Through
 Trust Certificates                                   7.575%            3/1/2019   (1)                 2,424                2,436
Quantas Airways                                       5.125%           6/20/2013 (2)                  23,000               21,228
TFM SA de CV                                          11.75%           6/15/2009                       1,545                1,576
TFM SA de CV                                          12.50%           6/15/2012                       3,160                3,413
Union Pacific Corp.                                    5.84%           5/25/2004                      12,045               12,404
Union Pacific Corp.                                    7.60%            5/1/2005                       4,400                4,799
Union Pacific Corp.                                   3.875%           2/15/2009                       9,500                9,221


OTHER (2.7%)
Cintas Corp.                                          5.125%            6/1/2007                      16,400               17,411
Eaton Corp.                                            6.95%          11/15/2004                       6,650                7,065
Johnson Controls                                       5.00%          11/15/2006                      22,220               23,609
Parker Retirement Savings Plan Trust                   6.34%           7/15/2008 (1)(2)               13,266               14,108
Targeted Return Index Securities Trust 5-2002          5.89%           1/25/2007 (2)                 107,172              115,298
Traded Custody Receipt                                5.894%            3/1/2007 (2)                 187,920              201,595
URS Corp.                                             12.25%            5/1/2009                       1,525                1,525
URS Corp.                                             11.50%           9/15/2009 (2)                   4,600                4,899
                                                                                                                    -------------
                                                                                                                    $   3,913,805
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES (5.2%)
 ELECTRIC (4.5%)
CalEnergy Co. Inc.                                     6.96%           9/15/2003               $      32,600        $      32,739
Calpine Corp.                                         6.855%           7/15/2007 (2)                   7,400                6,882
Commonwealth Edison                                    3.70%            2/1/2008                      14,300               14,277
Connectiv Inc.                                         6.73%            6/1/2006 (1)                  25,250               26,845
Consolidated Edison                                   7.625%            3/1/2004                       2,900                3,001
Consumers Energy Co.                                   6.00%           3/15/2005                       6,575                6,899
Detroit Edison Co.                                     5.05%           10/1/2005                       9,500                9,947
DTE Energy Co.                                         6.00%            6/1/2004                      26,500               27,339
Entergy Gulf States, Inc.                              3.60%            6/1/2008 (2)                  32,800               31,616
Exelon Generation Co. LLC                              6.95%           6/15/2011                       7,100                7,784
FPL Group Capital Inc.                                 3.25%           4/11/2006                      20,000               20,137
Georgia Power Co. Capital Trust IV                    4.875%           11/1/2042                      30,000               30,210
HQI Transelec Chile SA                                7.875%           4/15/2011                      31,683               35,240
Korea Electric Power                                   4.25%           9/12/2007 (2)                  31,400               31,365
LG&E Capital Corp.                                    6.205%            5/1/2004 (2)                  26,200               26,913
Midamerican Energy Holdings Co.                        7.23%           9/15/2005                      21,600               23,564
National Rural Utilites Cooperative
 Finance Corp. Collateral Trust                        3.00%           2/15/2006                      47,350               47,835
Nevada Power Co.                                       8.25%            6/1/2011                       5,425                5,615
Oncor Electric Delivery Co.                            5.00%            9/1/2007                      10,000               10,365
Pacific Gas & Electric Co.                            10.00%           11/1/2005 (2)(4)               28,560               29,131
Pinnacle West Capital Corp.                            4.50%            2/9/2004 (2)                  77,630               78,301
Progress Capital Holdings                              7.45%            9/1/2003 (2)                   9,820                9,852
Progress Energy                                        6.55%            3/1/2004                      29,250               30,055
Sierra Pacific Resources                               8.75%           5/15/2005                       2,350                2,374
South Carolina Electric & Gas                          7.50%           6/15/2005                       9,930               10,855
Southern California Edison Co.                         8.00%           2/15/2007 (2)                  44,220               48,310
Texas-New Mexico Power Co.                            6.125%            6/1/2008 (2)                  15,150               15,079
Virginia Electric & Power Co.                          5.75%           3/31/2006                      24,400               26,271


NATURAL GAS (0.7%)
AGL Capital Corp.                                     7.125%           1/14/2011                       9,900               10,949
El Paso Energy Partners                                8.50%            6/1/2010 (2)                   4,645                4,831
Enterprise Products Operating LP                       8.25%           3/15/2005                      41,350               44,885
Keyspan Corp.                                          7.25%          11/15/2005                      17,385               19,140
Keyspan Corp.                                          6.15%            6/1/2006                      10,000               10,930
Yosemite Security Trust                                8.25%          11/15/2004 (2)(3)               11,820                3,546
                                                                                                                    -------------
                                                                                                                    $     743,082
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $10,886,212)                                                                            $  11,120,312
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (17.1%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.0%)
U.S. Treasury Note                                    2.125%          10/31/2004                      19,680               19,865
U.S. Treasury Note                                     1.75%          12/31/2004                      28,100               28,219
U.S. Treasury Note                                    1.625%           1/31/2005                      25,000               25,043
U.S. Treasury Note                                     1.50%           2/28/2005                      11,800               11,785
U.S. Treasury Note                                     6.75%           5/15/2005                       9,000                9,802
U.S. Treasury Note                                     5.75%          11/15/2005                       8,000                8,675
U.S. Treasury Note                                    4.625%           5/15/2006                      15,000               15,966

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                     3.50%          11/15/2006                      14,380               14,807
U.S. Treasury Note                                     3.00%           2/15/2008                       3,850                3,821
U.S. Treasury Note                                    2.625%           5/15/2008                       9,060                8,795
                                                                                                                    -------------
                                                                                                                    $     146,778
                                                                                                                    -------------
AGENCY BONDS AND NOTES (1.1%)
Federal Home Loan Bank                                2.375%           2/15/2006                      87,285               87,248
Federal National Mortgage Assn.                        5.50%            5/2/2006                      49,000               52,503
Federal National Mortgage Assn.                        5.25%            8/1/2012                      15,000               14,906
                                                                                                                    -------------
                                                                                                                    $     154,657
                                                                                                                    -------------

MORTGAGE-BACKED SECURITIES (15.0%)
Federal Home Loan Mortgage Corp.                       7.00%            1/1/2009 (1)                   4,023                4,238
Federal Home Loan Mortgage Corp.                       3.50%          10/15/2015 (1)                  19,576               19,747
Federal Home Loan Mortgage Corp.                       6.00%            3/1/2017 (1)                  14,539               14,977
Federal Home Loan Mortgage Corp.                       6.00%            3/1/2017 (1)                   3,121                3,215
Federal Home Loan Mortgage Corp.                       6.00%            4/1/2017 (1)                  18,439               18,994
Federal Home Loan Mortgage Corp.                       6.00%            4/1/2017 (1)                  41,373               42,618
Federal Home Loan Mortgage Corp.                       3.50%           6/15/2028 (1)                  79,576               80,905
Federal Home Loan Mortgage Corp.                      5.228%            7/1/2032 (1)                  40,966               42,451
Federal Home Loan Mortgage Corp.                      4.889%            8/1/2032 (1)                  58,637               60,671
Federal Home Loan Mortgage Corp.                      5.112%            8/1/2032 (1)                  66,236               68,425
Federal Home Loan Mortgage Corp.                      5.241%            8/1/2032 (1)                  38,911               40,273
Federal Home Loan Mortgage Corp.                      4.825%            9/1/2032 (1)                  55,394               56,640
Federal Home Loan Mortgage Corp.                       4.91%            9/1/2032 (1)                  61,224               63,081
Federal Home Loan Mortgage Corp.                      4.821%           9/25/2032 (1)                  32,407               33,035
Federal Home Loan Mortgage Corp.                      4.643%           10/1/2032 (1)                  43,230               44,481
Federal Home Loan Mortgage Corp.                      4.315%            1/1/2033 (1)                  35,082               35,805
Federal Home Loan Mortgage Corp.                      4.235%            2/1/2033 (1)                  23,796               24,245
Federal Home Loan Mortgage Corp.                      4.078%            5/1/2033 (1)                  18,046               18,317
Federal Home Loan Mortgage Corp.                      3.933%            6/1/2033 (1)                  36,034               36,318
Federal Home Loan Mortgage Corp.                       4.10%            6/1/2033 (1)                  49,624               50,241
Federal Home Loan Mortgage Corp.                      4.105%           6/25/2033 (1)                  33,072               33,595
Federal Home Loan Mortgage Corp.                       3.88%            8/1/2033 (1)                  23,600               23,539
Federal Home Loan Mortgage Corp. REMIC Trust           3.50%           3/15/2010 (1)                  30,235               30,386
Federal Home Loan Mortgage Corp. REMIC Trust           4.50%           3/15/2022 (1)                  19,300               20,000
Federal National Mortgage Assn.                        7.00%           10/1/2011 (1)                   7,566                8,037
Federal National Mortgage Assn.                        6.50%           12/1/2011 (1)                   4,042                4,274
Federal National Mortgage Assn.                        7.00%            4/1/2013 (1)                  41,474               44,058
Federal National Mortgage Assn.                        7.50%            3/1/2015 (1)                   4,678                5,021
Federal National Mortgage Assn.                        6.50%            9/1/2016 (1)                  53,773               56,395
Federal National Mortgage Assn.                        6.50%            9/1/2016 (1)                  43,405               45,521
Federal National Mortgage Assn.                        6.00%           12/1/2016 (1)                  31,084               32,123
Federal National Mortgage Assn.                        6.00%            3/1/2017 (1)                  22,489               23,241
Federal National Mortgage Assn.                        6.00%            5/1/2017 (1)                  33,028               34,132
Federal National Mortgage Assn.                        3.50%           6/15/2028 (1)                  38,919               39,427
Federal National Mortgage Assn.                       5.252%            7/1/2032 (1)                  16,567               17,116
Federal National Mortgage Assn.                       4.889%            8/1/2032 (1)                  29,363               30,482
Federal National Mortgage Assn.                       5.152%            8/1/2032 (1)                  39,689               40,694
Federal National Mortgage Assn.                        4.97%            9/1/2032 (1)                  14,539               14,966
Federal National Mortgage Assn.                       4.596%           12/1/2032 (1)                  37,517               38,620
Federal National Mortgage Assn.                        3.97%            4/1/2033 (1)                  50,255               50,648
Federal National Mortgage Assn.                       4.111%            4/1/2033 (1)                  23,589               24,119
Federal National Mortgage Assn.                        4.01%            5/1/2033 (1)                  60,374               61,925

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
SHORT-TERM CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                       4.057%            5/1/2033 (1)           $      16,667        $      16,951
Federal National Mortgage Assn.                       4.059%            5/1/2033 (1)                  46,122               46,680
Federal National Mortgage Assn.                       4.178%            5/1/2033 (1)                  33,041               33,971
Federal National Mortgage Assn.                       3.731%            6/1/2033 (1)                  50,086               50,141
Federal National Mortgage Assn.                       3.755%            6/1/2033 (1)                 106,931              107,432
Federal National Mortgage Assn.                       3.745%            7/1/2033 (1)                  40,592               40,719
Federal National Mortgage Assn.                        3.80%            7/1/2033 (1)                  47,125               47,125
Federal National Mortgage Assn.                       3.859%            7/1/2033 (1)                  47,468               48,188
Federal National Mortgage Assn.                       4.222%            7/1/2033 (1)                  93,100               95,049
Federal National Mortgage Assn.                        3.75%            8/1/2033 (1)                  47,300               47,396
Federal National Mortgage Assn.                       3.428%            9/1/2033 (1)                  25,125               24,897
Federal National Mortgage Assn.                       3.491%            9/1/2033 (1)                  22,848               22,966
Federal National Mortgage Assn.                        3.75%            9/1/2033 (1)                  47,200               47,266
Federal National Mortgage Assn.                        3.82%            9/1/2033 (1)                  69,300               69,300
                                                                                                                    -------------
                                                                                                                    $   2,135,077
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,435,147)                                                      $   2,436,512
---------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
---------------------------------------------------------------------------------------------------------------------------------
California Dept. of Water Resources Power Supply Rev.
 (Cost $62,900)                                                           3.975%       5/1/2005       62,725               64,049
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.8%)
---------------------------------------------------------------------------------------------------------------------------------
Province of New Brunswick                             7.625%           6/29/2004                      15,850               16,745
Province of New Brunswick                              3.50%          10/23/2007                      22,000               22,086
Province of Ontario                                    3.50%           9/17/2007                      50,000               50,134
Republic of Chile                                     5.625%           7/23/2007                       8,510                8,984
Republic of Costa Rica                                6.914%           1/31/2008 (2)                   4,620                4,949
Republic of Costa Rica                                 8.05%           1/31/2013 (2)                   2,310                2,495
United Mexican States                                 4.625%           10/8/2008                       8,000                8,032

---------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $111,419)                                                                               $     113,425
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES
---------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 11.125% Cvt. Pfd.
 (Cost $11,811)                                                                                      116,130               12,048
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE
                                                                                                      AMOUNT
                                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.6%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note F                 1.10-1.11%            8/1/2003                      82,543               82,543
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                              1.11%            8/1/2003                     722,517              722,517
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $805,060)                                                                          805,060
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%) (Cost $14,312,549)                                                                       $  14,551,406
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           MARKET
                                                                                                                           VALUE*
SHORT-TERM CORPORATE FUND                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                $    256,887
Payables for Investment Securities Purchased                                                                            (397,568)
Other Liabilities--Note F                                                                                               (133,880)
                                                                                                                    -------------
                                                                                                                    $   (274,561)
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $ 14,276,845
=================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the aggregate value of these securities was $2,032,267,000, representing 14.2% of net assets.
(3) Non-income-producing security--security in default. (4) Income being paid in arrears--security in default.
(5) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(6) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
(7) Scheduled principal and interest payments are guaranteed by Financial Security Assurance.
(8)  Adjustable-rate note.
(9) Securities with a value of $14,024,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                             $        14,270,486
Overdistributed Net Investment Income                                    (1,310)
Accumulated Net Realized Losses                                        (284,664)
Unrealized Appreciation
 Investment Securities                                                  238,857
 Futures Contracts                                                       46,882
 Swap Contracts                                                           6,594
--------------------------------------------------------------------------------
NET ASSETS                                                  $        14,276,845
================================================================================
Investor Shares--Net Assets
Applicable to 953,393,580 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $        10,284,133
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                  $             10.79
================================================================================
Admiral Shares--Net Assets
Applicable to 314,637,939 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $         3,393,958
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.79
================================================================================
Institutional Shares--Net Assets
Applicable to 55,507,699 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $           598,754
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES             $             10.79
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.2%)
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (9.3%)
American Express Credit Account Master Trust           5.85%          11/15/2006 (1)           $       5,000        $       5,152
American Express Credit Account Master Trust          1.227%          12/15/2008 (1)(7)                4,180                4,186
American Express Credit Account Master Trust          1.227%           2/16/2009 (1)(7)                4,025                4,035
American Express Credit Account Master Trust          1.217%          11/16/2009 (1)(7)                3,625                3,625
American Express Credit Account Master Trust          1.217%           9/15/2010 (1)(7)                6,800                6,805
American Express Credit Account Master Trust           1.29%          10/15/2010 (1)(7)               10,000               10,007
Bank One Issuance Trust                               1.421%          12/15/2010 (1)(7)               25,000               25,020
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                     6.32%           9/25/2005 (1)                     192                  193
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust PG&E-1                     6.42%           9/25/2008 (1)                   1,800                1,931
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust SCE-1                      6.38%           9/25/2008 (1)                  15,000               16,132
California Infrastructure & Econ. Dev.
 Bank Special Purpose Trust SDG&E-1                    6.31%           9/25/2008 (1)                   4,409                4,737
Chase Manhattan Credit Card Master Trust              1.196%          10/15/2006 (1)(7)               20,000               20,006
Chase Manhattan Credit Card Master Trust               1.29%           7/15/2010 (1)(7)               11,000               11,008
Citibank Credit Card Issuance Trust                   1.205%           1/15/2010 (1)(7)               20,000               20,015
Citibank Credit Card Master Trust                      6.30%           5/15/2008 (1)                  10,000               10,915
ComEd Transitional Funding Trust                       5.63%           6/25/2009 (1)                  15,000               16,095
Detroit Edison Securitization Funding LLC             6.192%            3/1/2013 (1)                  15,000               16,532
Discover Card Master Trust I                          1.386%           2/16/2007 (1)(7)               10,000               10,024
First USA Credit Card Master Trust                     1.19%          11/20/2006 (1)(7)               15,000               15,004
Fleet Credit Card Master Trust II                      1.33%           4/16/2007 (1)(7)(8)            20,000               20,033
Fleet Home Equity Loan Trust                          1.354%           1/20/2033 (1)(7)               10,930               10,930
Illinois Power Special Purpose Trust                   5.54%           6/25/2009 (1)                   7,000                7,494
MBNA Master Credit Card Trust II                       7.15%           1/15/2008 (1)                  15,000               16,345
Mellon Bank Premium Finance Loan Master Trust         1.418%          12/17/2007 (1)(7)                7,825                7,828
Morgan Stanley Dean Witter Credit Card
 Home Equity Line of Credit Trust                      1.37%          11/25/2015 (1)(7)                6,477                6,395
PECO Energy Transition Trust                           6.05%            3/1/2009 (1)                  10,675               11,634
PECO Energy Transition Trust                           6.52%          12/31/2010 (1)                  10,000               11,262
PP&L Transitional Bond Co. LLC                         7.05%           6/25/2009 (1)                   4,325                4,865
PSE&G Transition Bond                                  6.61%           6/15/2015 (1)                  15,000               16,644
Target Credit Card Master Trust                       1.145%           7/25/2008 (1)(7)               18,000               18,008
Target Credit Card Master Trust                       1.141%           6/27/2011 (1)(7)               10,000               10,010
TIAA Structured Finance CDO I, Ltd.                    7.06%          11/25/2030 (1)                   9,500                9,874
                                                                                                                    -------------
                                                                                                                    $     352,744
                                                                                                                    -------------
FINANCE (26.1%)
 BANKING (11.0%)
Astoria Financial Corp.                                5.75%          10/15/2012                      10,000               10,050
Bank of America Corp.                                 4.875%           9/15/2012                      12,000               11,893
Bank One Corp. (IL)                                    5.50%           3/26/2007                       7,600                8,188
Barclays Bank PLC                                      8.55%           9/29/2049 (1)(2)               24,175               29,087
BB&T Corp.                                             6.50%            8/1/2011                      12,500              13,768
BB&T Corp.                                             4.75%           10/1/2012                       5,000                4,867
Citicorp Lease Pass-Through Trust                      7.22%           6/15/2005 (1)(2)                1,318                1,421
Citigroup Inc.                                         3.50%            2/1/2008                      31,500               31,102
Citigroup Inc.                                        5.625%           8/27/2012                      20,000               20,509
Corporacion Andina De Fomenta                         6.875%           3/15/2012                       4,225                4,506

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Corporacion Andina De Fomenta                          5.20%           5/21/2013               $       5,000        $       4,732
Deutsche Bank Financial LLC                           5.375%            3/2/2015                      10,000                9,870
Firstar Bank Milwaukee NA                              7.80%            7/5/2010                      10,000               11,015
Golden West Financial                                  4.75%           10/1/2012                      17,000               16,571
GreenPoint Financial Corp.                             3.20%            6/6/2008 (2)                   6,500                6,205
HSBC Capital Funding LP                               4.610%          12/27/2049 (2)                  10,000                9,157
Hudson United Bank                                     7.00%           5/15/2012                       9,200                9,984
ING Capital Funding Trust III                         8.439%          12/29/2049 (1)                  13,200               15,490
Landwirtschaft Rentenbank                             4.875%           3/12/2007                      30,000               31,761
M & T Bank Corp.                                       3.85%            4/1/2013                       2,750                2,715
Marshall & Ilsley Bank                                 5.25%            9/4/2012                       4,000                4,073
Mellon Bank Corp.                                     7.625%           9/15/2007                       5,000                5,796
Merchantile Bancshares                                4.625%           4/15/2013                      10,000                9,516
National Westminster Bank                              7.75%           4/29/2049 (1)                   7,300                8,269
North Fork Bancorp                                    5.875%           8/15/2012                       5,500                5,713
Northern Trust Co.                                     4.60%            2/1/2013                      10,350                9,981
Regions Financial Corp.                               6.375%           5/15/2012                       8,975                9,711
Royal Bank of Scotland PLC                            9.118%           3/31/2049                      20,000               24,485
Sovereign Bank                                        5.125%           3/15/2013                       4,350                4,183
UBS Preferred Funding Trust I                         8.622%          10/29/2049 (1)                  21,850               26,271
UBS Preferred Funding Trust II                        7.247%           6/29/2049                       9,350               10,550
Union Planters Bank NA                                5.125%           6/15/2007                      10,000               10,530
United Overseas Bank Ltd                               4.50%            7/2/2013 (2)                   7,000                6,396
Washington Mutual Bank                                 5.50%           1/15/2013                       7,500                7,622
Wells Fargo & Co.                                      6.25%           4/15/2008                      10,000               11,087
Western Financial Bank                                9.625%           5/15/2012                       1,640                1,804
Wilmington Trust Corp.                                4.875%           4/15/2013 (2)                   8,000                7,640


BROKERAGE (1.3%)
Bear Stearns & Co., Inc.                               4.00%           1/31/2008                       3,350                3,368
Bear Stearns & Co., Inc.                              7.625%           12/7/2009                       6,865                7,925
Goldman Sachs & Co.                                    4.75%           7/15/2013                      15,000               14,138
Lehman Brothers Holdings Inc.                         6.625%           2/15/2008                       5,500                6,088
Morgan Stanley Dean Witter Discover & Co.              5.30%            3/1/2013                       8,000                7,831
Spear, Leeds & Kellogg, LP                             8.25%           8/15/2005 (2)                   5,000                5,579
Topaz Ltd.                                             6.92%           3/10/2007 (1)(2)                5,648                6,163


FINANCE COMPANIES (6.7%)
American Express Co.                                   3.00%           5/16/2008                      13,000               12,549
American Express Co.                                  4.875%           7/15/2013                      10,000                9,661
American General Finance Corp.                        5.375%           10/1/2012                      20,000               20,081
American Honda Finance                                 1.63%           1/27/2006 (2)(7)               22,000               22,001
Boeing Capital Corp.                                   5.80%           1/15/2013                       5,000                4,979
Countrywide Home Loan                                  5.50%            8/1/2006                      10,000               10,688
Export Development Canada                              4.00%            8/1/2007                      10,000               10,294
Ford Motor Credit Co.                                  7.25%          10/25/2011                       5,500                5,440
Financement Quebec                                     5.00%          10/25/2012                      25,000               25,149
General Electric Capital Corp.                         3.25%           6/15/2009                      10,000                9,460
General Electric Capital Corp.                        5.875%           2/15/2012                      25,000               26,154
General Electric Capital Corp.                         6.00%           6/15/2012                      15,000               15,747
General Motors Acceptance Corp.                       6.875%           9/15/2011                      10,000                9,714
General Motors Acceptance Corp.                        7.00%            2/1/2012                      10,000                9,734

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
John Deere Capital Corp.                               5.10%           1/15/2013               $      10,000        $       9,803
SLM Corp.                                              5.05%          11/14/2014                      15,000               14,451
USAA Capital Corp.                                     4.64           12/15/2009                      26,000               26,586
Washington Mutual Finance Corp.                       6.875%           5/15/2011                      10,000               11,111


INSURANCE (4.7%)
AIG SunAmerica Global Financing                        5.85%            8/1/2008 (2)                  10,000               10,820
Anthem Inc.                                           9.125%            4/1/2010 (2)                   5,000                6,009
Anthem Inc.                                            6.80%            8/1/2012                      10,000               10,869
Cardinal Health Inc.                                   6.75%           2/15/2011                       6,429                7,201
Fidelity National Financial Inc.                       7.30%           8/15/2011                       7,500                8,301
Hartford Financial Services Group                     4.625%           7/15/2013 (2)                  10,000                9,316
Jackson National Life Insurance Co.                    5.25%           3/15/2007 (2)                   9,500                9,997
Lincoln National Corp.                                 6.20%          12/15/2011                       7,000                7,407
Marsh & McLennan Cos. Inc.                            3.625%           2/15/2008                       2,600                2,590
MetLife Inc.                                          6.125%           12/1/2011                      25,000               26,565
NAC Re Corp.                                           7.15%          11/15/2005                       6,500                7,013
Nationwide Financial Services                          5.90%            7/1/2012                       5,000                5,094
Nationwide Life Global Funding                         5.35%           2/15/2007 (2)                  10,820               11,428
Principal Life Global Funding I                       6.125%            3/1/2006 (2)                  19,870               21,400
Progressive Corp.                                     6.375%           1/15/2012                       5,800                6,274
TIAA Global Markets                                    5.00%            3/1/2007 (2)                  16,850               17,692
TIAA Global Markets                                   4.125%          11/15/2007 (2)                   8,000                8,130


REAL ESTATE INVESTMENT TRUSTS (2.4%)
Chelsea Property Group                                 6.00%           1/15/2013                       5,000                5,083
EOP Operating LP                                       7.00%           7/15/2011                      10,000               10,916
Health Care Property Investment Inc.                   6.45%           6/25/2012                       9,700                9,858
Health Care REIT Inc.                                  8.00%           9/12/2012                       5,000                5,385
HRPT Properties Trust                                  6.40%           2/15/2015                       9,500                9,494
Irvine Apartment Communities Inc.                      7.00%           10/1/2007                       5,000                5,375
iStar Financial                                        7.00%           3/15/2008                         680                  689
Merry Land & Investment Co., Inc.                     6.875%           11/1/2004                       2,000                2,105
Merry Land & Investment Co., Inc.                      6.90%            8/1/2007                       5,000                5,526
New Plan Excel Realty Trust                           5.875%           6/15/2007                       2,205                2,326
Security Capital Group                                 7.15%           6/15/2007                       2,000                2,238
Shurgard Storage Centers, Inc.                         7.75%           2/22/2011                      11,000               12,240
Simon Property Group LP                               4.875%           3/18/2010 (2)                  10,000                9,930
Sun Communities Operating LP                           5.75%           4/15/2010 (2)                   7,600                7,504
Thornburg Mortgage                                     8.00%           5/15/2013 (2)                     675                  665
                                                                                                                    -------------
                                                                                                                    $     986,652
                                                                                                                    -------------

INDUSTRIAL (39.9%)
 BASIC INDUSTRIES (1.5%)
BHP Finance USA Ltd.                                   4.80%           4/15/2013                       6,000                5,851
Celulosa Arauco Constitution SA                       5.125%            7/9/2013 (2)                   9,000                8,367
Freeport-McMoRan Copper & Gold Inc.                  10.125%            2/1/2010                         460                  511
Jefferson Smurfit Corp.                                7.50%            6/1/2013                       1,580                1,580
Packaging Corp. of America                             5.75%            8/1/2013 (2)                   5,000                4,756
Peabody Energy Corp.                                  6.875%           3/15/2013 (2)                   1,135                1,146
Rhodia Corp.                                          8.875%            6/1/2011 (2)                     800                  772
Rio Tinto Finance USA Ltd.                             5.75%            7/3/2006                      12,600               13,694
Rio Tinto Finance USA Ltd.                            2.625%           9/30/2008                       7,000                6,584

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

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
UPM- Kymenne Corp.                                    5.625%           12/1/2014 (2)           $      10,000        $       9,776
WMC Finance (USA) Ltd.                                5.125%           5/15/2013 (2)                   4,000                3,821


CAPITAL GOODS (4.4%)
Allied Waste North America, Inc.                      10.00%            8/1/2009                       3,895                4,129
Bemis Co. Inc.                                         6.50%           8/15/2008                       5,000                5,591
Boeing Co.                                            5.125%           2/15/2013                       8,000                7,781
British Aerospace                                     7.156%          12/15/2011 (1)(2)                9,512               10,368
Crown European Holdings                                9.50%            3/1/2011 (2)                   1,815                1,879
Emerson Electric Co.                                  7.125%           8/15/2010                      12,500               14,260
General Dynamics                                       3.00%           5/15/2008                      17,350               16,793
General Electric Co.                                   5.00%            2/1/2013                      10,000                9,831
L-3 Communications Corp.                              7.625%           6/15/2012                         675                  709
L-3 Communications Corp.                              6.125%           7/15/2013                         450                  432
Lockheed Martin Corp.                                  8.20%           12/1/2009                       9,000               10,814
Masco Corp.                                           4.625%           8/15/2007                       7,000                7,230
Masco Corp.                                           5.875%           7/15/2012                      10,000               10,421
Minnesota Mining & Manufacturing ESOP Trust            5.62%           7/15/2009 (1)(2)                6,174                6,627
NMHG Holding Co.                                      10.00%           5/15/2009                       1,165                1,282
Northrop Grumman Corp.                                7.125%           2/15/2011                       8,500                9,617
Owens-Brockway Glass                                  8.875%           2/15/2009                       2,250                2,340
Shaw Group Inc.                                       10.75%           3/15/2010 (2)                   1,775                1,615
SPX Corp.                                              6.25%           6/15/2011                         700                  686
SPX Corp.                                              7.50%            1/1/2013                         950                  988
Texas Industries Inc.                                 10.25%           6/15/2011 (2)                     900                  947
United Technologies Corp.                              6.35%            3/1/2011                      25,000               27,306
USA Waste Services                                    7.125%           10/1/2007                       5,560                6,239
Waste Management, Inc.                                7.375%            8/1/2010                       8,000                9,061
Westinghouse Air Brake                                6.875%           7/31/2013 (2)                     425                  425


COMMUNICATIONS (5.5%)
AT&T Broadband Corp.                                  8.375%           3/18/2013                         815                  963
AT&T Corp.                                             6.00%           3/15/2009                          81                   83
AT&T Wireless Services Inc.                           7.875%            3/1/2011                      10,000               11,271
British Telecommunications PLC                        8.375%          12/15/2010                      15,000               17,923
Cingular Wireless                                      6.50%          12/15/2011                      15,000               16,384
Clear Channel Communications Inc.                      6.00%           11/1/2006                       3,615                3,906
Clear Channel Communications Inc.                      4.25%           5/15/2009                       9,400                9,248
Clear Channel Communications Inc.                      7.65%           9/15/2010                       5,000                5,705
Comcast Corp.                                          5.85%           1/15/2010                       3,000                3,122
Cox Communications Inc.                               4.625%            6/1/2013                       4,000                3,729
Deutsche Telekom International Finance                 8.50%           6/15/2010                      10,000               11,865
DirecTV Holdings                                      8.375%           3/15/2013 (2)                   1,140                1,257
Eircom Funding                                         8.25%           8/15/2013 (2)                     215                  217
France Telecom                                         9.25%            3/1/2011                      10,000               11,901
GTE Corp.                                              6.36%           4/15/2006                       5,000                5,475
GTE South Inc.                                         6.00%           2/15/2008                       7,000                7,638
News America Inc.                                      4.75%           3/15/2010 (2)                   9,800                9,690
Scholastic Corp.                                       5.00%           4/15/2013                       4,425                4,181
TCI Communications, Inc.                               7.25%            8/1/2005                       7,000                7,582
Telstra Corp. Ltd.                                    6.375%            4/1/2012                      15,000               16,239
USA Interactive                                        7.00%           1/15/2013                       9,900               10,512


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
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
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Verizon New York Inc.                                 6.875%            4/1/2012               $      10,000        $      11,024
Verizon Wireless Inc.                                 5.375%          12/15/2006                      12,050               13,005
Washington Post Co.                                    5.50%           2/15/2009                      24,350               25,984


Consumer Cyclical (5.2%)
Autozone Inc.                                         4.375%            6/1/2013                      10,000                9,142
Cendant Corp.                                          6.25%           1/15/2008                       5,550                5,917
Centex Corp.                                           4.75%           1/15/2008                       8,900                9,046
Costco Wholesale Corp.                                 5.50%           3/15/2007                       4,425                4,778
CVS Corp.                                             6.117%           1/10/2013 (1)(2)                8,451                8,700
DaimlerChrysler North America Holding Corp.            4.05%            6/4/2008                       7,000                6,706
FelCor Lodging LP                                      9.00%            6/1/2011                         700                  718
International Speedway Corp.                          7.875%          10/15/2004                       5,000                5,292
Iron Mountain, Inc.                                    7.75%           1/15/2015                       1,325                1,332
Isle of Capri Casinos                                  9.00%           3/15/2012                       2,010                2,156
J.C. Penney Co. Inc.                                   8.00%            3/1/2010                       1,125                1,142
Kohl's Corp.                                           6.30%            3/1/2011                      14,700               16,010
Lennar Corp.                                           5.95%            3/1/2013                       8,200                8,332
Liberty Media Corp.                                    7.75%           7/15/2009                       8,650                9,514
MDC Holdings Inc.                                      7.00%           12/1/2012                       1,615                1,696
Mohawk Industries Inc.                                 7.20%           4/15/2012                       8,035                8,922
Park Place Entertainment Corp.                        7.875%           3/15/2010                       2,250                2,396
Royal Caribbean Cruises                                6.75%           3/15/2008                         680                  673
Royal Caribbean Cruises                                8.75%            2/2/2011                         680                  721
Russell Corp.                                          9.25%            5/1/2010                       1,810                1,937
Speedway Motorsports                                   6.75%            6/1/2013 (2)                     675                  675
Staples Inc.                                          7.375%           10/1/2012                      13,360               14,910
Target Corp.                                          5.375%           6/15/2009                      23,100               24,583
Toll Brothers Corp.                                   6.875%          11/15/2012 (2)                   8,475                9,016
Toll Corp.                                             8.25%            2/1/2011                         695                  754
TRW Automotive Inc.                                   9.375%           2/15/2013 (2)                     680                  748
Wal-Mart Stores, Inc.                                 6.875%           8/10/2009                      34,000               38,961
WCI Communities Inc.                                  9.125%            5/1/2012                       2,700                2,849


CONSUMER NONCYCLICAL (12.0%)
Abbott Laboratories                                   5.625%            7/1/2006                       5,000                5,430
AmerisourceBergen Corp.                                7.25%           1/15/2012                         475                  498
Anheuser-Busch Cos. Inc.                              4.625%            2/1/2015                      10,000                9,593
Apogent Technologies Inc.                              8.00%            4/1/2011                       6,250                6,876
Apogent Technologies Inc.                              6.50%           5/15/2013 (2)                     450                  441
Archer-Daniels-Midland Co.                             5.87%          11/15/2010                      10,000               10,538
Avery Dennison Corp.                                  4.875%           1/15/2013                       6,800                6,648
Beckman Coulter Inc.                                  6.875%          11/15/2011                       8,000                8,625
Becton, Dickinson, & Co.                               4.55%           4/15/2013                       8,000                7,709
Biovail Corp.                                         7.875%            4/1/2010                       1,115                1,154
Brown-Forman Corp.                                     3.00%           3/15/2008 (2)                  15,000               14,565
Campbell Soup Co.                                     5.875%           10/1/2008                      10,000               10,968
Cargill Inc.                                           6.25%            5/1/2006 (2)                  13,000               14,162
Cargill Inc.                                           6.30%           4/15/2009 (2)                   8,750                9,634
Coca Cola Bottling Co.                                 5.00%          11/15/2012                       7,000                6,783
Colgate-Palmolive Co.                                  5.98%           4/25/2012                      14,300               15,429
Conagra Foods Inc.                                     6.75%           9/15/2011                      10,000               11,100

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Delhaize America Inc.                                 8.125%           4/15/2011               $       2,075        $       2,168
Diageo Capital PLC                                    3.375%           3/20/2008                      18,000               17,784
Dole Foods Inc.                                        7.25%           6/15/2010 (2)                   1,375                1,330
Estee Lauder Cos. Inc.                                 6.00%           1/15/2012                       6,800                7,274
Fisher Scientific International Inc.                  8.125%            5/1/2012                       1,125                1,198
Fisher Scientific International Inc.                  8.125%            5/1/2012 (2)                     230                  245
Fosters Finance Corp.                                 6.875%           6/15/2011 (2)                   8,650                9,396
Gillette Co.                                          2.875%           3/15/2008                      15,000               14,623
HCA Inc.                                               6.95%            5/1/2012                       7,500                7,437
HCA Inc.                                               6.75%           7/15/2013                         400                  391
Healthcare Services                                    7.75%           6/15/2011 (2)                  20,000               22,328
Heinz (H.J.) Co.                                      6.625%           7/15/2011                      10,500               11,609
Hormel Foods Corp.                                    6.625%            6/1/2011 (2)                  16,085               17,816
Johnson & Johnson                                      3.80%           5/15/2013                      12,000               11,091
Kellogg Co.                                            6.60%            4/1/2011                      13,500               14,960
Kroger Co.                                             6.20%           6/15/2012                       9,300                9,766
Laboratory Corp. of America                            5.50%            2/1/2013                       3,500                3,493
Land O' Lakes Inc.                                     8.75%          11/15/2011                       2,100                1,785
Manor Care                                             6.25%            5/1/2013 (2)                   4,000                3,860
McKesson Corp.                                         7.75%            2/1/2012                       5,000                5,745
Newell Rubbermaid Inc.                                 4.00%            5/1/2010                       4,000                3,851
Omnicare Inc.                                         6.125%            6/1/2013                       1,125                1,080
Pepsi Americas Inc.                                    5.95%           2/15/2006                      11,460               12,385
Procter & Gamble                                       4.30%           8/15/2008                       6,600                6,814
Quest Diagnostic Inc.                                  6.75%           7/12/2006                      12,225               13,366
Quest Diagnostic Inc.                                  7.50%           7/12/2011                       5,130                5,861
Safeway Inc.                                           7.50%           9/15/2009                       5,495                6,182
Sara Lee Corp.                                         6.25%           9/15/2011                      25,000               27,204
Swift & Co.                                          10.125%           10/1/2009 (2)                   2,350                2,462
Tyson Foods Inc.                                       8.25%           10/1/2011                       4,800                5,396
Unilever Capital Corp.                                7.125%           11/1/2010                       4,000               39,101
Watson Pharmaceuticals Inc.                           7.125%           5/15/2008                       5,000                5,264
Wellpoint Health Networks                             6.375%           1/15/2012                      15,000               16,120
Wyeth                                                  6.70%           3/15/2011                       5,000                5,540

ENERGY (4.8%)
Baker Hughes, Inc.                                    7.875%           6/15/2004                       2,000                2,105
BP Canada Finance                                     3.375%          10/31/2007                      15,000               14,898
Chesapeake Energy Corp.                                7.75%           1/15/2015                       1,650                1,699
Conoco Funding Co.                                     6.35%          10/15/2011                      10,000               10,984
Enbridge Energy Partners                               4.75%            6/1/2013 (2)                  10,000                9,223
Global Santa Fe                                        5.00%           2/15/2013                       7,500                7,318
Occidental Petroleum                                   4.25%           3/15/2010                      10,000                9,864
Ocean Energy Inc.                                     4.375%           10/1/2007                       5,440                5,532
Offshore Logistics                                    6.125%           6/15/2013 (2)                   1,580                1,485
Oil Enterprises Ltd.                                  6.239%           6/30/2008 (1)(2)(5)             4,551                4,957
Pemex Finance Ltd.                                     6.55%           2/15/2008 (1)                   5,000                5,340
Pemex Finance Ltd.                                     9.69%           8/15/2009 (1)                  15,000               17,574
Petro-Canada                                           4.00%           7/15/2013                       5,000                4,503
Petroliam Nasional Bhd.                                7.75%           8/15/2015 (2)                  15,000               17,124
Petronas Capital Ltd.                                  7.00%           5/22/2012 (2)                  17,225               18,833
PF Export Receivables Master Trust                     6.60%           12/1/2011 (1)(2)(6)            25,000               27,175

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust                    3.748%            6/1/2013 (1)(2)        $       3,200        $       3,047
PF Export Receivables Master Trust                    6.436%           6/1/2015  (1)(2)                6,460                6,267
Pioneer Natural Resources                              6.50%           1/15/2008                         500                  528
Transocean Sedco Forex Inc.                            6.95%           4/15/2008                      11,300               12,647
XTO Energy Inc.                                        6.25%           4/15/2013                         550                  547


TECHNOLOGY (2.2%)
Applied Materials, Inc.                                8.00%            9/1/2004                       5,000                5,331
Applied Materials, Inc.                                6.75%          10/15/2007                      11,250               12,519
Deluxe Corp.                                           5.00%          12/15/2012                       2,200                2,147
Eastman Kodak Co.                                      1.84%           11/8/2004 (7)                   9,000                9,000
First Data Corp.                                      5.625%           11/1/2011                      15,750               16,312
Flextronics International Ltd.                         6.50%           5/15/2013 (2)                   1,575                1,469
Harris Corp.                                           6.35%            2/1/2028                       9,000                9,618
NCR Corp.                                             7.125%           6/15/2009                       9,400                9,925
Pitney Bowes Inc.                                     4.625%           10/1/2012                      15,000               14,592
Xerox Corp.                                           10.25%           1/15/2009 (2)                   1,575                1,701
Xerox Corp.                                           7.125%           6/15/2010                         665                  638


TRANSPORTATION (2.5%)
Burlington Northern Railroad Co.
 (Equipment Trust Certificates)                        7.33%           6/23/2010 (1)                   2,885                3,000
Burlington Northern Santa Fe Corp.                     6.75%           7/15/2011                       5,000                5,472
Burlington Northern Santa Fe Corp.                     4.30%            7/1/2013                       5,000                4,590
Continental Airlines, Inc. Pass-Through
 Certificates                                         7.434%           9/15/2004 (1)                   5,000                4,550
Continental Airlines, Inc. Pass-Through
 Certificates                                         6.563%           2/15/2012 (1)                   3,000                3,110
Continental Airlines, Inc. Pass-Through
 Certificates                                         6.648%           9/15/2017 (1)                   1,338                1,264
Continental Airlines, Inc. Pass-Through
 Certificates                                         7.256%           3/15/2020 (1)                   6,010                5,800
Delta Air Lines, Inc.                                  6.65%           3/15/2004                         680                  646
Delta Air Lines, Inc.                                  7.70%          12/15/2005                         450                  396
Delta Air Lines, Inc.                                  7.90%          12/15/2009                         675                  513
Delta Air Lines, Inc.                                 6.417%            7/2/2012                       8,000                8,400
Delta Air Lines, Inc. Pass-Through
 Trust Certificates                                    8.54%            1/2/2007 (1)                   1,671                1,312
Delta Air Lines, Inc. Pass-Through Trust
 Certificates                                         7.541%          10/11/2011 (1)                   3,535                2,581
ERAC USA Finance Co.                                   8.00%           1/15/2011 (2)                   5,740                6,544
Hertz Corp.                                           7.625%           8/15/2007                       5,000                5,335
Hertz Corp.                                           6.625%           5/15/2008                       5,000                5,043
Kansas City Southern Industries, Inc.                  7.50%           6/15/2009                       1,575                1,646
Northwest Airlines Inc.                               8.875%            6/1/2006                       1,550                1,147
Northwest Airlines Inc.. Pass-Through Trust
 Certificates                                          8.07%            1/2/2015 (1)                     333                  193
Northwest Airlines Inc.. Pass-Through Trust
 Certificates                                         7.575%            3/1/2019 (1)                     718                  722
Quantas Airways                                       5.125%           6/20/2013 (2)                  11,700               10,799
TFM SA de CV                                          11.75%           6/15/2009                         455                  464
TFM SA de CV                                          12.50%           6/15/2012                       1,840                1,987
Union Pacific Corp.                                   3.625%            6/1/2010                       9,500                8,807
Union Pacific Corp.                                    6.65%           1/15/2011                       8,223                9,015
United Airlines (Equipment Trust Certificates)        6.932%           9/11/2011                       5,000                1,250


OTHER (1.8%)
Cintas Corp.                                           6.00%            6/1/2012                       5,000                5,288
Eaton Corp.                                            5.75%           7/15/2012                      10,000               10,391

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Parker Retirement Savings Plan Trust                   6.34%           7/15/2008 (1)(2)        $       2,691        $       2,862
Parker-Hannifin Corp                                  4.875%           2/15/2013                       6,100                5,896
Targeted Return Index Securities Trust 10-2002        6.961%           1/15/2012 (2)                  21,900               24,081
Targeted Return Index Securities Trust 5-2002         5.936%           1/25/2007 (2)                  12,824               13,796
URS Corp.                                             12.25%            5/1/2009                         475                  475
URS Corp.                                             11.50%           9/15/2009 (2)                   1,400                1,491
                                                                                                                    -------------
                                                                                                                    $   1,509,605
                                                                                                                    -------------


UTILITIES (8.9%)
 ELECTRIC (7.8%)
Baltimore Gas & Electric Co.                           6.25%           12/8/2005                       5,000                5,379
Baltimore Gas & Electric Co.                           6.70%           12/1/2006                       9,000               10,051
Calpine Corp.                                         6.855%           7/15/2007 (2)                   2,100                1,953
Cincinnati Gas & Electric Co.                          5.70%           9/15/2012                       5,000                5,125
Cleveland Electric Illuminating Co.                    7.43%           11/1/2009                       8,300                9,199
Consolidated Edison Inc.                               6.25%            2/1/2008                       7,750                8,530
Dominion Resources Inc.                                5.00%           3/15/2013                       9,000                8,694
Duquesne Light Co.                                     6.70%           4/15/2012                      12,000               13,177
Entergy Gulf States, Inc.                              3.60%            6/1/2008 (2)                  10,000                9,639
Exelon Generation Co. LLC                              6.95%           6/15/2011                       4,800                5,262
Florida Power Corp.                                    4.80%            3/1/2013                       8,000                7,774
FPL Group Capital                                     7.375%            6/1/2009                      10,000               11,434
Georgia Power Co. Capital Trust IV                    4.875%           11/1/2042                       5,000                5,035
HQI Transelec Chile SA                                7.875%           4/15/2011                      20,379               22,667
Korea Electric Power                                   4.25%           9/12/2007 (2)                  13,000               12,985
LG&E Capital Corp.                                     6.46%           1/15/2008 (2)                   5,000                5,335
Nevada Power Co.                                       8.25%            6/1/2011                       1,575                1,630
Nstar                                                  8.00%           2/15/2010                      20,000               22,887
Ohio Power Co.                                         4.85%           1/15/2014                      10,000                9,505
Oncor Electric Delivery Co.                           6.375%            5/1/2012                      11,700               12,588
Pacific Gas & Electric Co.                            10.00%           11/1/2005 (2)(4)               11,200               11,424
PacifiCorp Australia LLC                               6.15%           1/15/2008 (2)(6)               14,000               15,014
PECO Energy Co.                                        5.95%           11/1/2011                      12,000               12,788
PECO Energy Co.                                        5.95%           11/1/2011                      15,000               15,985
PECO Energy Co.                                        4.75%           10/1/2012                       4,500                4,393
PPL Electric Utilities Corp.                           6.25%           8/15/2009                      10,000               10,947
Sierra Pacific Resources                               8.75%           5/15/2005                         650                  657
Southern California Edison Co.                         8.00%           2/15/2007 (2)                   9,500               10,379
Southern California Edison Co.                        7.625%           1/15/2010                      20,000               21,100
Texas-New Mexico Power Co.                            6.125%            6/1/2008 (2)                   4,475                4,454


NATURAL GAS (1.1%)
AGL Capital Corp.                                     7.125%           1/14/2011                      10,000               11,060
El Paso Energy Partners                                8.50%            6/1/2010 (2)                   1,355                1,409
Enterprise Products                                    8.25%           3/15/2005                       8,300                9,010
KeySpan Gas East Corp.                                7.875%            2/1/2010                      10,000               11,833
Northern Border Pipeline Co.                           7.75%            9/1/2009                       7,000                7,922
Yosemite Security Trust                                8.25%          11/15/2004 (2)(3)                2,500                  750
                                                                                                                    -------------
                                                                                                                    $     337,974
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,085,052)                                                                             $   3,186,975
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
INTERMEDIATE-TERM CORPORATE FUND                      COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.9%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.0%)
U.S. Treasury Bond                                    3.625%           5/15/2013               $       7,400        $       6,904
U.S. Treasury Note                                    2.625%           5/15/2008                      13,600               13,203
U.S. Treasury Note                                     5.50%           5/15/2009                      11,190               12,304
U.S. Treasury Note                                     5.00%           8/15/2011                       5,000                5,259
                                                                                                                    -------------
                                                                                                                    $      37,670
                                                                                                                    -------------
AGENCY BONDS AND NOTES (3.7%)
Federal National Mortgage Assn.                        6.25%            2/1/2011                      30,000               32,325
Federal National Mortgage Assn.                        6.00%           5/15/2011                      20,000               21,639
Federal National Mortgage Assn.                       5.375%          11/15/2011                      50,000               51,880
Federal National Mortgage Assn.                        5.25%            8/1/2012                      35,000               34,781
                                                                                                                    -------------
                                                                                                                    $     140,625
                                                                                                                    -------------
MORTGAGE-BACKED SECURITIES (6.2%)
Federal Home Loan Mortgage Corp.                       5.00%           4/15/2016 (1)                  27,808               28,468
Federal Home Loan Mortgage Corp.                       6.00%            4/1/2017 (1)                  18,443               18,999
Federal Home Loan Mortgage Corp.                       4.50%           5/15/2026 (1)                  88,658               90,256
Federal Home Loan Mortgage Corp.                       4.00%           8/15/2026 (1)                  13,937               14,029
Federal Home Loan Mortgage Corp.                       4.50%           6/15/2028 (1)                  31,487               31,976
Federal Home Loan Mortgage Corp.                       4.00%           5/15/2029 (1)                  12,998               12,957
Federal Home Loan Mortgage Corp.                      5.099%            8/1/2032 (1)                  26,324               27,194
Federal Home Loan Mortgage Corp.                      4.899%            9/1/2032 (1)                  11,063               11,398
                                                                                                                    -------------
                                                                                                                    $     235,277
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $405,676)                                                        $     413,572
---------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
---------------------------------------------------------------------------------------------------------------------------------
California State Dept. Water Resources
 Power Supply Rev. (Cost $13,325)                      5.50%            5/1/2010                      12,500               13,451
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.4%)
---------------------------------------------------------------------------------------------------------------------------------
Province of New Brunswick                              3.50%          10/23/2007               $      15,000        $      15,059
Province of Ontario                                    3.50%           9/17/2007                      35,000               35,094
Republic of Chile                                     5.625%           7/23/2007                       5,800                6,123
Republic of Costa Rica                                6.914%           1/31/2008 (2)                   1,380                1,478
Republic of Costa Rica                                 8.05%           1/31/2013 (2)                     690                  745
Republic of Italy                                     3.625%           9/14/2007                      20,000               20,293
United Mexican States                                 4.625%           10/8/2008                       6,000                6,024
United Mexican States                                 6.375%           1/16/2013                       6,000                6,039
---------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $89,740)                                                                                $      90,855
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           MARKET
                                                                                                                           VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                                                      SHARES                (000)
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 11.125% Cvt. Pfd. (Cost $3,465)                                            $      34,058        $       3,534
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE
                                                                        MATURITY                      AMOUNT
                                                      COUPON                DATE                       (000)
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                   1.11%            8/1/2003                      18,219              18,219
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note F                           1.11%            8/1/2003                      19,741              19,741
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,960)                                                                     $     37,960
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%) (Cost $3,635,218)                                                                         $  3,746,347
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      79,879
Liabilities--Note F                                                                                                      (41,549)
                                                                                                                    -------------
                                                                                                                    $     38,330
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $  3,784,677
=================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the aggregate value of these securities was $610,000,000, representing 16.1% of net assets.
(3) Non-income-producing security--security in default. (4) Income being paid in arrears--security in default.
(5) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(6) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(7)  Adjustable-rate note.
(8) Securities with an aggregate value of $6,505,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
INTERMEDIATE-TERM CORPORATE FUND                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                             $         3,671,425
Overdistributed Net Investment Income                                    (1,161)
Accumulated Net Realized Losses                                          (9,204)
Unrealized Appreciation (Depreciation)
 Investment Securities                                                  111,129
 Futures Contracts                                                       14,898
 Swap Contracts                                                          (2,410)
--------------------------------------------------------------------------------
NET ASSETS                                                  $         3,784,677
--------------------------------------------------------------------------------
Investor Shares--Net Assets
Applicable to 262,964,104 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $         2,633,773
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                  $             10.02
================================================================================
Admiral Shares--Net Assets
Applicable to 114,909,912 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $         1,150,904
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                   $             10.02
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (94.1%)
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
Connecticut RRB Special Purpose Trust CL&P-1           6.21%          12/30/2011 (1)           $      12,870        $      14,278
---------------------------------------------------------------------------------------------------------------------------------
FINANCE (26.6%)
 BANKING (14.5%)
Abbey National PLC                                     7.95%          10/26/2029               $      15,000        $      17,915
Asian Development Bank                                 4.50%            9/4/2012                      35,000               34,670
BB&T Corp.                                             6.50%            8/1/2011                      25,000               27,535
Bank of America Corp.                                 5.125%          11/15/2014                      17,250               16,855
Bank of New York                                      6.375%            4/1/2012                      20,000               21,768
Bank of New York                                       5.50%           12/1/2017                      10,300               10,393
Bank One Corp.                                         7.75%           7/15/2025                      25,000               28,757
Bank One Corp.                                        7.625%          10/15/2026                      10,000               11,378
Bank One Corp.                                         8.00%           4/29/2027                      15,000               17,764
Citigroup, Inc.                                       6.625%           1/15/2028                      25,000               25,599
Citigroup, Inc.                                       6.625%           6/15/2032                      38,000               38,817
Fifth Third Bank                                       4.50%            6/1/2018                       8,400                7,463
ING Bank NV                                           5.125%            5/1/2015 (2)                  32,600               31,473
International Bank For Reconstruction & Development   7.625%           1/19/2023                      43,320               54,238
National City Bank Pennsylvania                        7.25%          10/21/2011                      10,000               11,371
National City Corp.                                   6.875%           5/15/2019                       5,000                5,475
NationsBank Corp.                                      7.75%           8/15/2015                      10,000               11,740
NationsBank Corp.                                      7.25%          10/15/2025                       5,000               5,570
NationsBank Corp.                                      6.80%           3/15/2028                      35,000               37,176
Regions Financial Corp.                                7.00%            3/1/2011                      25,005               28,246
Royal Bank of Scotland                                 5.00%           10/1/2014                      30,000               29,105
SunTrust Bank                                          5.45%           12/1/2017                      21,000               21,024
US Bank NA                                             6.30%            2/4/2014                      54,000               58,633
Wachovia Corp.                                        6.605%           10/1/2025                      30,000               30,760
Wells Fargo & Co.                                      6.45%            2/1/2011                      20,000               22,058
Wells Fargo & Co.                                      5.00%          11/15/2014                      20,000               19,498


FINANCE COMPANIES (3.0%)
Associates Corp.                                       6.95%           11/1/2018                       5,000                5,572
CIT Group Inc.                                         7.75%            4/2/2012                      10,000               11,205
General Electric Capital Corp.                        8.125%           5/15/2012                      42,000               49,629
General Electric Capital Corp.                         6.75%           3/15/2032                      20,000               20,915
Household Finance Corp.                               7.625%           5/17/2032                      12,000               13,442
SLM Corp.                                              5.05%          11/14/2014                      30,000               28,903


INSURANCE (9.1%)
Allstate Corp.                                         7.50%           6/15/2013                      10,000               11,775
Allstate Corp.                                         6.75%           5/15/2018                      20,000               21,976
Ambac, Inc.                                            7.50%            5/1/2023                      20,000               20,863
American General Corp.                                6.625%           2/15/2029                      24,000               24,739
Chubb Corp.                                            6.80%          11/15/2031                       4,000                4,149
Cincinnati Financial Corp.                             6.90%           5/15/2028                      20,000               20,238
Equitable Cos., Inc.                                   7.00%            4/1/2028                      34,910               35,952
John Hancock Mutual Life Insurance Co.                7.375%           2/15/2024 (2)                  30,000               32,139
Hartford Life Inc.                                    7.375%            3/1/2031                      50,000               53,891

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co.                           8.50%           5/15/2025 (2)           $      43,335        $      37,268
MBIA, Inc.                                             7.00%          12/15/2025                       7,550                7,661
MBIA, Inc.                                             7.15%           7/15/2027                       5,000                5,164
Massachusetts Mutual Life                             7.625%          11/15/2023 (2)                  15,970               18,096
Massachusetts Mutual Life                              7.50%            3/1/2024 (2)                   8,710                9,755
Metropolitan Life Insurance Co.                        7.80%           11/1/2025 (2)                  35,000               38,940
New York Life Insurance                               5.875%           5/15/2033 (2)                  22,500               20,770
Travelers Property Casualty Corp.                      7.75%           4/15/2026                      25,000               28,198
                                                                                                                    -------------
                                                                                                                    $   1,146,521
                                                                                                                    -------------

INDUSTRIAL (56.2%)
 BASIC INDUSTRY (7.5%)
Aluminum Co. of America                                6.75%           1/15/2028                      45,000               47,052
BHP Finance USA Ltd.                                   4.80%           4/15/2013                      17,500               17,065
Dover Corp.                                            6.65%            6/1/2028                       4,000                4,274
Dow Chemical Co.                                      7.375%           11/1/2029                      40,000               42,088
E.I. du Pont de Nemours & Co.                          6.50%           1/15/2028                      42,100               44,506
Eaton Corp.                                           7.625%            4/1/2024                      15,000               17,071
International Paper Co.                                5.30%            4/1/2015 (2)                  20,000               18,984
International Paper Co.                               6.875%           11/1/2023                      10,000               10,005
PPG Industries, Inc.                                  6.875%           2/15/2012                      10,200               11,381
PPG Industries, Inc.                                   9.00%            5/1/2021                       9,750               12,270
Parker-Hannifin Corp.                                  7.30%           5/15/2011                      20,000               22,646
Rohm & Haas Co.                                        9.65%            6/1/2020                      10,000               12,389
Rohm & Haas Co.                                        7.85%           7/15/2029                      25,000               29,242
Westvaco Corp.                                         9.75%           6/15/2020                      15,000               18,872
Westvaco Corp.                                         7.95%           2/15/2031                      15,000               16,811


CAPITAL GOODS (6.1%)
The Boeing Co.                                        6.625%           2/15/2038                      13,000               12,600
The Boeing Co.                                        7.875%           4/15/2043                       8,000                9,042
Caterpillar, Inc.                                     6.625%           7/15/2028                      39,000               41,043
Caterpillar, Inc.                                      7.30%            5/1/2031                       5,000                5,717
Deere & Co.                                            6.95%           4/25/2014                      18,500               20,845
Deere & Co.                                           7.125%            3/3/2031                      18,680               20,399
Lockheed Martin Corp.                                  7.65%            5/1/2016                      35,000               41,370
Minnesota Mining & Manufacturing Corp.                6.375%           2/15/2028                      35,000               35,950
Pitney Bowes Inc.                                      4.75%           5/15/2018                      11,100               10,395
Tenneco Packaging                                     8.125%           6/15/2017                      20,000               23,021
United Technologies Corp.                             8.875%          11/15/2019                      15,000               18,986
United Technologies Corp.                              6.70%            8/1/2028                       5,000                5,219
United Technologies Corp.                              7.50%           9/15/2029                      15,000               17,271


COMMUNICATION (5.3%)
BellSouth Corp.                                       6.875%          10/15/2031                      40,000               42,686
Comcast Corp.                                          6.50%           1/15/2015                      20,000               20,822
GTE Corp.                                              6.94%           4/15/2028                      20,000               19,953
Indiana Bell Telephone Co., Inc.                       7.30%           8/15/2026                      35,000               37,928
Michigan Bell Telephone Co.                            7.85%           1/15/2022                      25,000               29,013
New Jersey Bell Telephone Co.                          8.00%            6/1/2022                      25,000               28,130
New York Times Co.                                     8.25%           3/15/2025                      30,000               33,814
Pacific Bell                                          7.125%           3/15/2026                      15,000               16,085

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (5.5%)
Chrysler Corp.                                         7.45%            3/1/2027               $      15,000        $      14,580
Dayton Hudson Corp.                                    6.65%            8/1/2028                      15,000               15,486
The Walt Disney Co.                                    7.00%            3/1/2032                      22,500               23,682
General Motors Corp.                                   7.70%           4/15/2016                      10,000                9,740
General Motors Corp.                                   7.40%            9/1/2025                      15,800               13,635
Lowe's Cos., Inc.                                      6.50%           3/15/2029                      26,010               26,635
McDonald's Corp.                                      6.375%            1/8/2028                      12,500               12,524
Target Corp.                                           7.00%           7/15/2031                      20,000               21,610
Viacom Inc.                                           7.875%           7/30/2030                      40,000               47,541
Wal-Mart Stores, Inc.                                 7.55%            2/15/2030                      45,000               53,196


CONSUMER NONCYCLICAL (20.6%)
Anheuser-Busch Cos., Inc.                              6.75%          12/15/2027                      10,000               10,766
Anheuser-Busch Cos., Inc.                              6.80%           8/20/2032                      31,900               34,650
Anheuser-Busch Cos., Inc.                              6.00%           11/1/2041                      21,000               20,094
Archer-Daniels-Midland Co.                            8.375%           4/15/2017                      20,000               25,085
Archer-Daniels-Midland Co.                             7.50%           3/15/2027                       4,015                4,587
Archer-Daniels-Midland Co.                             6.75%          12/15/2027                      11,000               11,556
Archer-Daniels-Midland Co.                            6.625%            5/1/2029                       4,000                4,144
Archer-Daniels-Midland Co.                            5.935%           10/1/2032                       5,000                4,739
Becton, Dickinson & Co.                                4.90%           4/15/2018                      13,200               12,538
Becton, Dickinson & Co.                                7.00%            8/1/2027                       8,300                9,004
Bestfoods                                             6.625%           4/15/2028                      30,000               31,368
Bristol-Myers Squibb Co.                               6.80%          11/15/2026                      40,000               41,974
CPC International, Inc.                                7.25%          12/15/2026                      30,000               33,622
Coca-Cola Co.                                          5.75%           3/15/2011                      10,000               10,712
Coca-Cola Enterprises, Inc.                            8.50%            2/1/2022                       5,000               6,217
Coca-Cola Enterprises, Inc.                            8.00%           9/15/2022                       9,000               10,732
Coca-Cola Enterprises, Inc.                            6.95%          11/15/2026                      10,000               10,840
Coca-Cola Enterprises, Inc.                            6.75%           1/15/2038                       9,477               10,020
Conagra Foods, Inc.                                    6.75%           9/15/2011                      35,000               38,849
Diageo PLC                                             4.85%           5/15/2018                      10,000                9,417
Eli Lilly & Co.                                        4.50%           3/15/2018                       8,800                8,067
Eli Lilly & Co.                                       7.125%            6/1/2025                      50,000               57,062
General Mills, Inc.                                    6.00%           2/15/2012                      20,000               21,235
Grand Metropolitan Investment Corp.                    7.45%           4/15/2035                       7,000                8,274
Hershey Foods Corp.                                    7.20%           8/15/2027                      21,461               23,668
Johnson & Johnson                                      6.73%          11/15/2023                      10,000               10,987
Johnson & Johnson                                      6.95%            9/1/2029                      37,457               42,500
Kellogg Co.                                            7.45%            4/1/2031                      50,000               57,055
Kimberly-Clark Corp.                                   6.25%           7/15/2018                      25,000               27,085
Kimberly-Clark Corp.                                  6.375%            1/1/2028                      12,850               13,197
Kraft Foods Inc.                                       6.50%           11/1/2031                      45,100               44,019
Merck & Co., Inc.                                      6.30%            1/1/2026                      30,000               31,331
Merck & Co., Inc.                                      5.95%           12/1/2028                      15,450               15,471
Pepsi Bottling Group Inc.                              7.00%            3/1/2029                      35,000               38,285
Pharmacia Corp.                                        6.75%          12/15/2027                      28,000               31,018
Pharmacia Corp.                                        6.60%           12/1/2028                      15,000               16,351
Procter & Gamble Co.                                   6.45%           1/15/2026                      27,000               27,981
Procter & Gamble Co.                                   8.00%          10/26/2029                       5,000                6,182

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co. ESOP                              9.36%            1/1/2021                      35,000               45,561
Sysco Corp.                                            6.50%            8/1/2028                      22,000               22,666


ENERGY (4.9%)
Amerada Hess Corp.                                     7.30%           8/15/2031                      40,000               40,678
Baker Hughes Inc.                                     6.875%           1/15/2029                       7,914                8,530
Burlington Resources Inc.                              7.40%           12/1/2031                      25,000               28,395
ConocoPhillips Corp.                                   5.90%          10/15/2032                      11,000               10,487
Mobil Corp.                                           8.625%           8/15/2021                      22,000               28,283
Phillips Petroleum Co.                                 7.00%           3/30/2029                      10,000               10,608
Texaco Capital, Inc.                                   9.75%           3/15/2020                      17,000               23,226
Texaco Capital, Inc.                                  8.625%          11/15/2031                      13,000               17,289
Tosco Corp.                                            7.80%            1/1/2027                      15,000               17,310
Tosco Corp.                                           8.125%           2/15/2030                      20,000               24,115


TECHNOLOGY (1.7%)
International Business Machines Corp.                  7.00%          10/30/2025                      50,000               54,410
International Business Machines Corp.                  6.50%           1/15/2028                      20,000               20,675


TELECOMMUNICATIONS (1.0%)
Verizon Maryland Inc.                                 5.125%           6/15/2033                      12,000                9,892
Verizon Virginia Inc.                                 4.625%           3/15/2013                       8,800                8,371
Vodafone Group PLC                                    5.375%           1/30/2015                      25,225               25,027


TRANSPORTATION (3.6%)
Burlington Northern Santa Fe Corp.                    6.875%           12/1/2027                      25,000               25,889
CSX Corp.                                              7.95%            5/1/2027                      35,000               40,348
Delta Air Lines, Inc.                                 6.718%            1/2/2023                      18,864               19,344
Federal Express Corp.                                  6.72%           1/15/2022                      15,101               16,181
Norfolk Southern Corp.                                 7.80%           5/15/2027                      45,000               51,080
                                                                                                                    -------------
                                                                                                                    $   2,422,621
                                                                                                                    -------------

UTILITIES (10.9%)
 ELECTRIC (8.6%)
Alabama Power Co.                                      5.50%          10/15/2017                      15,800               16,067
Alabama Power Co.                                     5.875%           12/1/2022                       8,500                8,136
Alabama Power Co.                                      5.70%           2/15/2033                      12,800               11,762
Arizona Public Service Co.                             4.65%           5/15/2015                      11,000               10,082
Arizona Public Service Co.                            5.625%           5/15/2033                       9,000                8,012
Boston Edison Co.                                     4.875%          10/15/2012                      13,730               13,379
Commonwealth Edison                                    6.15%           3/15/2012                      15,000               16,056
Consolidated Edison                                    5.10%           6/15/2033                       9,600                8,161
Duke Energy Corp.                                      6.00%           12/1/2028                      25,000               22,853
Exelon Corp.                                           6.75%            5/1/2011                      17,500               19,176
Florida Power & Light                                  5.85%            2/1/2033                       5,210                5,027
Florida Power & Light                                 5.625%            4/1/2034                      13,600               12,692
Florida Power Corp.                                    6.75%            2/1/2028                      22,375               22,351
Georgia Power Co.                                     5.125%          11/15/2012                       5,000                5,017
National Rural Utilities Cooperative Finance Corp.     8.00%            3/1/2032                      50,000               57,874
Northern States Power Co.                             7.125%            7/1/2025                      30,000               32,305
Oklahoma Gas & Electric Co.                            6.50%           4/15/2028                      12,770               11,940
Oncor Electric Delivery                                7.00%            5/1/2032                      25,000               26,082

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
PECO Energy Co.                                        4.75%           10/1/2012               $      11,000        $      10,738
South Carolina Electric & Gas Co.                     6.625%            2/1/2032                      50,000               52,419


NATURAL GAS (0.5%)
British Petroleum Capital Markets America              4.20%           6/15/2018                      10,000                8,880
Keyspan Corp.                                         5.875%            4/1/2033                      12,000               11,381


Other (1.8%)
Bell Telephone Company of Pennsylvania                 8.35%          12/15/2030                       6,260                7,584
Hydro Quebec                                           9.40%            2/1/2021                      40,000               53,763
Texas Eastern Corp.                                    7.00%           7/15/2032                      17,000               17,086
                                                                                                                    -------------
                                                                                                                    $     468,823
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,855,692)                                                                             $   4,052,243
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(3.2%)
---------------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                           6.50%           1/15/2026                      13,800               15,060
Province of Ontario                                   5.125%           7/17/2012                      40,000               41,090
Province of Quebec                                     7.50%           9/15/2029                      24,500               28,560
Province of Saskatchewan                               8.50%           7/15/2022                      10,000               13,276
Republic of Italy                                     5.625%           6/15/2012                      19,000               20,364
Republic of Italy                                     6.875%           9/27/2023                      17,700               20,105
---------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $136,219)                                                                               $     138,455
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (1.0%) U.S. Treasury Bond  5.375%           2/15/2031                      45,000               44,782
Mortgage-Backed Securities Federal National
 Mortgage Assn.                                       15.50%           10/1/2012 (1)                       3                    3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $48,535)                                                         $      44,785
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.7%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note F                      1.10-1.11%            8/1/2003                      12,860               12,860
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                   1.11%            8/1/2003                      16,187               16,187
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,047)                                                                     $      29,047
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%) (Cost $4,069,493)                                                                         $   4,264,530
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
LONG-TERM CORPORATE FUND                              COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                $     77,166
Liabilities--Note F                                                                                                      (33,096)
                                                                                                                    -------------
                                                                                                                    $     44,070
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $   4,308,600
=================================================================================================================================

* See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the aggregate value of these securities was $207,425,000, representing 4.8% of net assets.
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                             $         4,224,326
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                        (110,763)
Unrealized Appreciation                                                 195,037
--------------------------------------------------------------------------------
NET ASSETS                                                  $         4,308,600
--------------------------------------------------------------------------------
Investor Shares--Net Assets
Applicable to 413,025,990 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $         3,661,858

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                  $              8.87
================================================================================
Admiral Shares--Net Assets
Applicable to 72,946,930 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)    $           646,742
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                   $              8.87
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (92.8%)
---------------------------------------------------------------------------------------------------------------------------------

FINANCE (3.9%)
 BANKING (1.3%)
Chevy Chase Savings Bank                               9.25%           12/1/2008               $      15,000        $      15,112
Sovereign Bancorp, Inc.                               10.50%          11/15/2006                      40,000               48,372
Western Financial Bank                                8.875%            8/1/2007                      20,000               20,500
Western Financial Bank                                9.625%           5/15/2012                      32,695               35,965


FINANCE COMPANIES (1.6%)
Armkel Finance, Inc.                                   9.50%           8/15/2009                      30,945               34,658
R.H. Donnelley Finance Corp.                          8.875%          12/15/2010 (1)                  39,480               42,540
UCAR Finance, Inc.                                    10.25%           2/15/2012                      68,425               71,504


INSURANCE
Fairfax Financial Holdings, Ltd.                      6.875%           4/15/2008                       4,115                3,956

Real Estate Investment Trusts (1.0%)
CBRE Escrow Inc.                                       9.75%           5/15/2007 (1)                   7,090                7,586
FelCor Lodging LP                                      9.50%           9/15/2008                      22,635               23,201
Host Marriott LP                                       9.50%           1/15/2007                      27,680              29,341
Starwood Hotel Resorts                                7.875%            5/1/2012                      26,755               28,360
                                                                                                                    -------------
                                                                                                                    $     361,095
                                                                                                                    -------------
INDUSTRIAL (83.2%)
 BASIC INDUSTRY (18.6%)
AK Steel Corp.                                        7.875%           2/15/2009                      25,000               18,750
AK Steel Corp.                                         7.75%           6/15/2012                      40,000               28,600
ARCO Chemical Co.                                      9.80%            2/1/2020                      20,000               17,800
Abitibi-Consolidated Inc.                              8.55%            8/1/2010                      59,480               63,434
Advanced Medical Optics                                9.25%           7/15/2010                      24,821               27,303
Armco, Inc.                                            9.00%           9/15/2007                      20,000               16,500
CSK Auto, Inc.                                        12.00%           6/15/2006                      10,760               11,944
Caraustar Industries, Inc.                            7.375%            6/1/2009                      11,575               11,401
Caraustar Industries, Inc.                            9.875%            4/1/2011                      51,950               52,989
Case New Holland Inc.                                  9.25%            8/1/2011 (1)                  46,315               45,189
Century Aluminum Co.                                  11.75%           4/15/2008                      39,425               39,031
Delco Remy International Inc.                         8.625%          12/15/2007                       8,400                7,896
Dex Media East LLC                                    9.875%          11/15/2009                      18,240               19,927
FMC Corp.                                             10.25%           11/1/2009                       5,750                6,382
Georgia Pacific Corp.                                 8.875%            2/1/2010 (1)                   18,640              19,386
Georgia Pacific Corp.                                 8.125%           5/15/2011                      36,835               36,282
Georgia Pacific Corp.                                 9.375%            2/1/2013 (1)                   53,370              56,572
Graphic Packaging Corp.                               8.625%           2/15/2012                       6,245                6,401
Hercules Inc.                                        11.125%          11/15/2007                      17,985               20,863
Houghton Mifflin Co.                                   8.25%            2/1/2011 (1)                  52,825               54,014
IMC Global, Inc.                                      7.625%           11/1/2005                         570                  598
IMC Global, Inc.                                     10.875%            6/1/2008                      28,735               28,735
IMC Global, Inc.                                      11.25%            6/1/2011 (1)                  17,500               17,500
IMC Global, Inc.                                      11.25%            6/1/2011                      27,865               27,865
JohnsonDiversey Inc.                                  9.625%           5/15/2012                      29,845               33,128
Kennametal Inc.                                        7.20%           6/15/2012                      45,000               46,396
Kinetic Concepts, Inc.                                7.375%           5/15/2013 (1)                   6,360                6,392
Lear Corp.                                             7.96%           5/15/2005                      30,000               31,650

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Lear Corp.                                             8.11%           5/15/2009               $      89,510        $     100,699
Lodgenet Entertainment Corp.                           9.50%           6/15/2013                       6,080                6,323
Longview Fibre Co.                                    10.00%           1/15/2009                      32,790               35,741
Lyondell Chemical Co.                                 9.625%            5/1/2007                      56,000               54,320
Lyondell Chemical Co.                                  9.50%          12/15/2008                      23,280               22,116
MDP Acquisitions                                      9.625%           10/1/2012                      12,380               13,123
Manor Care Inc.                                        8.00%            3/1/2008                       4,865                5,333
Methanex Corp.                                         8.75%           8/15/2012                      28,910               32,162
National Waterworks Inc.                              10.50%           12/1/2012                       4,120                4,491
Nova Chemicals Corp.                                   7.00%           5/15/2006                       5,620                5,888
Nova Chemicals Ltd.                                    7.00%           9/15/2005                       2,665                2,783
Noveon, Inc.                                          11.00%           2/28/2011                      43,115               48,073
Omnova Solutions Inc.                                 11.25%            6/1/2010 (1)                   9,930               10,526
Oregon Steel Mills, Inc.                              10.00%           7/15/2009                      27,275               20,047
Pacifica Papers Inc.                                  10.00%           3/15/2009                      30,000               31,500
Peabody Energy Corp.                                  6.875%           3/15/2013 (1)                  32,565               32,891
Premcor Refining Group                                 9.50%            2/1/2013                      42,165               44,906
Quebecor Media Inc.                                  11.125%           7/15/2011                      75,700               85,162
Reliant Resources Inc.                                 9.25%           7/15/2010 (1)                  70,165               68,060
Rogers Cable Inc.                                      6.25%           6/15/2013 (1)                  10,770               10,403
Ryerson Tull, Inc.                                    9.125%           7/15/2006                      11,960               11,721
Ryland Group, Inc.                                    9.125%           6/15/2011                      22,000               24,695
Service Corp. International                            7.70%           4/15/2009                      11,335               11,505
Steel Dynamics, Inc.                                   9.50%           3/15/2009                      24,270               25,241
Stone Container Corp.                                  9.25%            2/1/2008                      31,000               32,860
Stone Container Corp.                                  9.75%            2/1/2011                      44,400               47,730
Stone Container Corp.                                 8.375%            7/1/2012                       7,300                7,446
Tembec Inc.                                            8.50%            2/1/2011                      61,500               57,810
Texas Industries Inc.                                 10.25%           6/15/2007 (1)                  22,630               23,818
U.S. Steel LLC                                        10.75%            8/1/2008                      80,250               79,448
Wabtec Corp.                                          6.875%           7/31/2013 (1)                   3,865                3,865


CAPITAL GOODS (7.1%)
American Standard Cos. Inc.                           7.375%            2/1/2008                      37,100               40,439
American Standard Cos. Inc.                           7.625%           2/15/2010                      35,730               39,482
Ball Corp.                                             7.75%            8/1/2006                      30,170               32,433
Ball Corp.                                             8.25%            8/1/2008                      15,000               15,525
K & F Industries, Inc.                                 9.25%          10/15/2007                      27,000               28,215
L-3 Communications Corp.                              7.625%           6/15/2012                      24,850               26,092
L-3 Communications Corp.                              6.125%           7/15/2013                       8,425               8,088
NMHG Holding Co.                                      10.00%           5/15/2009                      27,525               30,277
Owens-Brockway Glass                                  8.875%           2/15/2009                      21,610               22,474
Owens-Brockway Glass                                   7.75%           5/15/2011 (1)                  31,555               31,871
Owens-Illinois, Inc.                                   8.10%           5/15/2007                      38,935               38,546
Owens-Illinois, Inc.                                   7.35%           5/15/2008                      35,000               33,600
SPX Corp.                                              7.50%            1/1/2013                      23,780               24,731
Silgan Holding Inc.                                    9.00%            6/1/2009                      50,000               51,750
Tyco International Group SA                           6.375%           2/15/2006                       9,135                9,409
Tyco International Group SA                            5.80%            8/1/2006                       4,860                4,909
Tyco International Group SA                           6.125%           1/15/2009                      18,295               18,478
Tyco International Group SA                            6.75%           2/15/2011                      17,605               17,869
Tyco International Group SA                           6.375%          10/15/2011                      85,575               84,719

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc.                                6.875%           5/15/2009               $      37,110        $      41,130
Waste Management, Inc.                                7.375%            8/1/2010                      47,470               53,766


COMMUNICATION (11.2%)
British Sky Broadcasting                               8.20%           7/15/2009                      82,500               94,371
Comcast Cable Communications, Inc.                    6.875%           6/15/2009                      33,700               37,068
CSC Holdings, Inc.                                    7.875%          12/15/2007                      33,960               33,960
CSC Holdings, Inc.                                    8.125%           7/15/2009                      28,765               28,765
CSC Holdings, Inc.                                    8.125%           8/15/2009                      35,090               35,090
CSC Holdings, Inc.                                    7.625%            4/1/2011                      43,905               43,027
CSC Holdings, Inc.                                    9.875%           2/15/2013                      15,000               15,525
DirecTV Holdings                                      8.375%           3/15/2013 (1)                  49,250               54,298
EchoStar DBS Corp.                                    9.125%           1/15/2009                      39,560               44,010
EchoStar DBS Corp.                                    9.375%            2/1/2009                      94,500              100,170
Emmis Communications Corp.                            8.125%           3/15/2009                      26,525               27,586
Entravision Communications Corp.                      8.125%           3/15/2009                       5,345                5,519
Insight Midwest LP                                     9.75%           10/1/2009                      20,000               20,750
Insight Midwest LP                                    10.50%           11/1/2010                      42,870               46,085
Lamar Media Corp.                                      7.25%            1/1/2013 (1)                   5,200                5,304
Lamar Media Corp.                                      7.25%            1/1/2013                       5,760                5,875
Lenfest Communications, Inc.                          8.375%           11/1/2005                      32,600               36,189
Lin Television Corp.                                   8.00%           1/15/2008                      28,720               30,443
Lin Television Corp.                                   6.50%           5/15/2013 (1)                  30,000               29,175
Mastec, Inc.                                           7.75%            2/1/2008                      30,000               28,500
Mediacom Broadband LLC                                11.00%           7/15/2013                      27,295               29,479
Mediacom LLC/Mediacom Capital Corp.                    9.50%           1/15/2013                      39,710               39,313
Primedia, Inc.                                        7.625%            4/1/2008                      23,255               23,022
Radio One, Inc.                                       8.875%            7/1/2011                      30,215               32,859
Sinclair Broadcast Group                               8.75%          12/15/2011                      11,570               12,322
Sinclair Broadcast Group                               8.00%           3/15/2012                       9,180                9,455
Triton PCS Inc.                                        8.50%            6/1/2008 (1)                  11,995               12,415
Triton PCS Inc.                                       9.375%            2/1/2011                      14,295               14,295
Triton PCS Inc.                                        8.75%          11/15/2011                       7,300                7,099
Univision Communications Inc.                          7.85%           7/15/2011                      22,165               24,728
Vivendi Universal SA                                   9.25%           4/15/2010 (1)                  60,810               67,803
World Color Press, Inc.                               8.375%          11/15/2008                      35,300               36,437


CONSUMER CYCLICAL (15.5%)
AOL Time Warner Inc.                                  6.875%            5/1/2012                      47,660               51,373
AT&T Corp.-Liberty Media Corp.                        7.875%           7/15/2009                       9,800               10,814
Allied Waste North America Inc.                       7.625%            1/1/2006                      45,000               45,675
Allied Waste North America Inc.                       8.875%            4/1/2008                      67,190               71,557
Allied Waste North America Inc.                        8.50%           12/1/2008                       7,120                7,512
Allied Waste North America Inc.                       10.00%            8/1/2009                      20,000               21,200
Allied Waste North America Inc.                       7.875%           4/15/2010                      14,300               14,586
Beazer Homes USA, Inc.                                8.625%           5/15/2011                      34,000               36,295
Beazer Homes USA, Inc.                                8.375%           4/15/2012                      14,155               15,075
Constellation Brands Inc.                             8.125%           1/15/2012                      21,700               22,785
Cummins Inc.                                           9.50%           12/1/2010 (1)                  17,425               19,603
Dana Corp.                                           10.125%           3/15/2010                      30,442               33,334
Dana Corp.                                             9.00%           8/15/2011                      84,250               90,779
Dillard's Inc.                                         7.13%            8/1/2018                       8,150                7,172

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp.                                   9.00%            5/1/2009               $      10,000        $       9,150
Dura Operating Corp.                                  8.625%           4/15/2012                      45,155               46,510
The Gap Inc.                                          10.55%          12/15/2008                      71,900               84,482
Goodyear Tire & Rubber                                7.857%           8/15/2011                      41,400               30,636
Harrah's Operating Co., Inc.                          7.875%          12/15/2005                      30,000               32,250
Harrah's Operating Co., Inc.                           8.00%            2/1/2011                      29,130               33,058
Hasbro, Inc.                                           8.50%           3/15/2006                      17,497               18,941
Hasbro, Inc.                                           6.15%           7/15/2008                       1,970                2,029
D.R. Horton, Inc.                                      9.75%           9/15/2010                       3,525                3,913
D.R. Horton, Inc.                                     9.375%           3/15/2011                      33,650               36,510
D.R. Horton, Inc.                                     7.875%           8/15/2011                      22,765               23,903
D.R. Horton, Inc.                                     6.875%            5/1/2013                       4,635                4,565
Interface, Inc.                                      10.375%            2/1/2010                      13,470               13,066
Iron Mountain, Inc.                                    8.25%            7/1/2011                      15,000               15,300
Iron Mountain, Inc.                                   8.625%            4/1/2013                      16,435               17,010
Iron Mountain, Inc.                                    7.75%           1/15/2015                      34,080               34,250
KB Home                                               8.625%          12/15/2008                      13,985               15,069
KB Home                                                7.75%            2/1/2010                       7,600                7,828
KB Home                                                9.50%           2/15/2011                       9,025                9,724
Kaufman & Broad Home Corp.                             7.75%          10/15/2004                      26,250               27,234
Mandalay Resorts Group                                10.25%            8/1/2007                      37,280               41,008
Mandalay Resorts Group                                9.375%           2/15/2010                      37,730               41,503
Navistar International Corp.                          9.375%            6/1/2006                       6,270                6,740
Navistar International Corp.                           8.00%            2/1/2008                      25,000               25,125
Oxford Industries Inc.                                8.875%            6/1/2011 (1)                   3,000                3,142
Park Place Entertainment                               8.50%          11/15/2006                       5,060                5,490
Park Place Entertainment                              8.875%           9/15/2008                      20,565               22,519
Park Place Entertainment                               7.00%           4/15/2013                      36,160               37,787
J.C. Penney & Co., Inc.                                7.60%            4/1/2007                      38,285               39,051
J.C. Penney & Co., Inc.                               7.375%           8/15/2008                      16,185               16,347
J.C. Penney & Co., Inc.                                8.00%            3/1/2010                      10,790               10,952
Rite Aid Corp.                                        8.125%            5/1/2010 (1)                  14,405               14,621
Rite Aid Corp.                                         9.50%           2/15/2011 (1)                  45,305               48,250
Scotts Co.                                            8.625%           1/15/2009                      22,660               23,793
Speedway Motorsports                                   6.75%            6/1/2013 (1)                     665                  665
Standard Pacific Corp.                                 8.50%           6/15/2007                      15,000               15,300
Standard Pacific Corp.                                 8.00%           2/15/2008                      15,000               15,300
Standard Pacific Corp.                                 9.50%           9/10/2008                         690                  749
Standard Pacific Corp.                                 8.50%            4/1/2009                       3,370                3,505
Standard Pacific Corp.                                6.875%           5/15/2011 (1)                  14,775               14,701
Standard Pacific Corp.                                 7.75%           3/15/2013                      18,745               19,167
TRW Automotive Inc.                                   9.375%           2/15/2013 (1)                  53,305               58,636
Toll Corp.                                             7.75%           9/15/2007                      15,000               15,300
Toll Corp.                                             8.25%            2/1/2011                       2,425                2,631
True Temper Sports, Inc.                             10.875%           12/1/2008                      15,000               15,975
Yum! Brands Inc.                                       7.70%            7/1/2012                      22,085               24,846


CONSUMER NONCYCLICAL (7.4%)
AmerisourceBergen Corp.                               8.125%            9/1/2008                      30,000               32,100
AmerisourceBergen Corp.                                7.25%          11/15/2012                      16,145               16,912
Apogent Technologies Inc.                              6.50%           5/15/2013 (1)                   5,465                5,356
Beverly Enterprises Inc.                               9.00%           2/15/2006                      19,955               20,678

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Beverly Enterprises Inc.                              9.625%           4/15/2009               $      37,045        $      37,786
Canwest Media                                        10.625%           5/15/2011                      23,350               26,152
Columbia/HCA Healthcare Corp.                          6.91%           6/15/2005                       2,205                2,307
Columbia/HCA Healthcare Corp.                          7.00%            7/1/2007                      30,000               31,571
Columbia/HCA Healthcare Corp.                          7.25%           5/20/2008                      30,000               31,744
Dole Foods Inc.                                       8.875%           3/15/2011 (1)                  27,200               28,424
Fisher Scientific International                       8.125%            5/1/2012                      18,205               19,388
Fisher Scientific International                       8.125%            5/1/2012 (1)                  29,920               31,865
HCA Inc.                                               8.75%            9/1/2010                      27,000               30,002
HCA Inc.                                               6.30%           10/1/2012                      15,920               15,094
Mail-Well Corp.                                       9.625%           3/15/2012                      45,350               48,298
Omnicare, Inc.                                        8.125%           3/15/2011                      42,445               44,992
Omnicare, Inc.                                        6.125%            6/1/2013                       6,565                6,302
Owens & Minor, Inc.                                    8.50%           7/15/2011                      29,985               32,534
Pathmark Stores, Inc.                                  8.75%            2/1/2012                      10,000               10,200
Playtex Products, Inc.                                9.375%            6/1/2011                      24,499               23,397
Radiologix, Inc.                                      10.50%          12/15/2008                      24,000               22,920
Sybron Dental Specialties                             8.125%           6/15/2012                       2,670                2,803
Tenet Healthcare Corp.                                6.375%           12/1/2011                      15,005               13,655
Tenet Healthcare Corp.                                 6.50%            6/1/2012                       4,995                4,620
Tenet Healthcare Corp.                                7.375%            2/1/2013                      21,700               21,049
Triad Hospitals, Inc.                                  8.75%            5/1/2009                      67,495               71,882
Triad Hospitals, Inc.                                 11.00%           5/15/2009                      29,040               32,089
Tricon Global                                         8.875%           4/15/2011                      15,225               17,661


ENERGY (4.8%)
Airgas, Inc.                                          9.125%           10/1/2011                      23,900               26,170
Chesapeake Energy Corp.                               8.125%            4/1/2011                      48,910               51,600
Chesapeake Energy Corp.                                9.00%           8/15/2012                       7,500               8,175
Clark Refining & Marketing, Inc.                      8.375%          11/15/2007                      14,205               14,276
Forest Oil Corp.                                       8.00%          12/15/2011                      24,000               25,260
Forest Oil Corp.                                       7.75%            5/1/2014                      22,500               23,344
Frontier Oil Corp.                                    11.75%          11/15/2009                       4,820                5,302
Magnum Hunter Resources Inc.                           9.60%           3/15/2012                      44,800               48,720
Parker Drilling Co.                                    9.75%          11/15/2006                      44,785               46,129
Pioneer Natural Resources Co.                         9.625%            4/1/2010                      50,000               59,500
Pioneer Natural Resources Co.                          7.50%           4/15/2012                      22,500               24,863
Pride Petroleum Services, Inc.                        9.375%            5/1/2007                      17,185               17,744
Tesoro Petroleum Corp.                                 8.00%           4/15/2008                      10,340               10,599
Tesoro Petroleum Corp.                                9.625%           11/1/2008                      32,247               30,473
Westport Resources Corp.                               8.25%           11/1/2011 (1)                   1,225                1,311
Westport Resources Corp.                               8.25%           11/1/2011                       7,990                8,549
XTO Energy Inc.                                        7.50%           4/15/2012                      12,630               13,704
XTO Energy Inc.                                        6.25%           4/15/2013                      24,170               24,049


INTERNET AND DATA (0.7%)
Avaya Inc.                                           11.125%            4/1/2009                      61,840               68,024

TECHNOLOGY (5.9%)
Amkor Technology Inc.                                  9.25%           2/15/2008                      67,980               72,059
Amkor Technology Inc.                                  7.75%           5/15/2013 (1)                   3,245                3,115
Fairchild Semiconductor Corp.                         10.50%            2/1/2009                      56,635               62,298

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
Moore North American Finance                          7.875%           1/15/2011 (1)           $      34,430        $      35,377
NDC Health Corp.                                      10.50%           12/1/2012 (1)                  21,155               22,742
Nortel Networks Ltd.                                  6.125%           2/15/2006                      36,140               34,423
Sanmina SCI Corp.                                    10.375%           1/15/2010                      66,785               76,135
Solectron Corp.                                       9.625%           2/15/2009                      75,000               80,250
Thomas & Betts                                         7.25%            6/1/2008                       5,305                5,305
Unisys Corp.                                          7.875%            4/1/2008                      30,000               30,900
Unisys Corp.                                          6.875%           3/15/2010                       8,900                8,878
Xerox Corp.                                           10.25%           1/15/2009 (1)                  90,000               97,200
Xerox Corp.                                           7.125%           6/15/2010                      13,215               12,686


TELECOMMUNICATIONS (4.3%)
ACC Escrow Corp.                                      10.00%            8/1/2011 (1)                  17,600               17,600
Corus Entertainment, Inc.                              8.75%            3/1/2012                      48,130               52,221
Fairpoint Communications                             11.875%            3/1/2010 (1)                   4,815                5,537
GCI, Inc.                                              9.75%            8/1/2007                      20,000               20,200
Nextel Communications                                 9.375%          11/15/2009                      44,125               46,993
Nextel Communications                                  9.50%            2/1/2011                     109,050              118,592
Qwest Communications International Inc.               8.875%           3/15/2012 (1)                  42,490               43,977
Rogers Cantel, Inc.                                    8.30%           10/1/2007                      27,500               28,050
Rogers Wireless Inc.                                  9.625%            5/1/2011                      49,490               55,924
Shaw Communications Inc.                               8.25%           4/11/2010                       5,535                5,982
Shaw Communications Inc.                               7.25%            4/6/2011                       1,885                1,954


TRANSPORTATION (1.4%)
Delta Air Lines, Inc.                                  7.90%          12/15/2009                      14,140               10,746
Delta Air Lines, Inc.                                10.375%          12/15/2022                       8,770                6,314
Delta Air Lines, Inc.                                  8.30%          12/15/2029                      47,000               31,960
Kansas City Southern Industries, Inc.                  9.50%           10/1/2008                      20,000               22,300
Kansas City Southern Industries, Inc.                  7.50%           6/15/2009                      23,585               24,646
Sequa Corp.                                            9.00%            8/1/2009                      34,825               37,089


OTHER (6.3%)
Alaris Medical Inc.                                    7.25%            7/1/2011                       6,795                6,795
Arch Western Finance                                   6.75%            7/1/2013 (1)                  25,005               25,005
Aztar Corp                                             9.00%           8/15/2011                      26,475               28,328
Bowater Canada Finance                                 7.95%          11/15/2011                      32,120               32,253
Compass Minerals Group                                10.00%           8/15/2011                      33,080               36,388
Coventry Health Care Inc.                             8.125%           2/15/2012                      19,300               21,037
Fluor Corp.                                            6.95%            3/1/2007                      21,840               20,529
Frontier Escrow Corp.                                  8.00%           4/15/2013 (1)                  12,695               13,076
Georgia Gulf Corp.                                   10.375%           11/1/2007                      30,000               31,875
MGM Mirage, Inc.                                       8.50%           9/15/2010                     100,975              116,121
Newfield Exploration Co.                               7.45%          10/15/2007                      15,000               15,900
Newfield Exploration Co.                              8.375%           8/15/2012                      33,750               35,944
Norske Skog Canada                                    8.625%           6/15/2011                      37,500               38,250
Remington Arms Co.                                    10.50%            2/1/2011 (1)                   5,790                6,022
Resolution Performance Products LLC                    9.50%            4/15/2010 (1)                 11,080               11,191
Station Casinos, Inc.                                 9.875%            7/1/2010                      53,467               58,947
Werner Holdings Co., Inc.                             10.00%          11/15/2007                      17,795               18,062
Wesco Distribution Inc.                               9.125%            6/1/2008                      25,000               23,375
Winn-Dixie Stores, Inc.                               8.875%            4/1/2008                      45,000               47,475

                                                                                                                    -------------
                                                                                                                    $   7,682,244
                                                                                                                    -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE               MARKET
                                                                        MATURITY                      AMOUNT               VALUE*
HIGH-YIELD CORPORATE FUND                             COUPON                DATE                       (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES (5.7%)
  ELECTRIC (3.9%)
AES Corp.                                              9.50%            6/1/2009               $      20,000        $      19,000
CMS Energy Corp.                                       7.50%           1/15/2009                      70,677               67,143
CMS Energy Corp.                                       8.50%           4/15/2011                      22,750               22,409
Calpine Corp.                                         7.625%           4/15/2006                      25,000               20,500
Calpine Corp.                                         8.625%           8/15/2010                      18,125               12,778
Centerpoint Energy Resources                          7.875%            4/1/2013 (1)                  38,585               41,743
El Paso Electric Co.                                   8.90%            2/1/2006                      14,000               15,528
El Paso Electric Co.                                   9.40%            5/1/2011                      28,000               31,990
Nevada Power Co.                                     10.875%          10/15/2009                       7,665                8,431
Public Service Co. of New Mexico                       7.50%            8/1/2018                      20,000               21,483
Southern California Edison                             8.00%           2/15/2007 (1)                  23,580               25,761
Western Resources, Inc.                               6.875%            8/1/2004                      14,200               14,307
Western Resources, Inc.                                9.75%            5/1/2007                      48,990               54,318
Western Resources, Inc.                               7.125%            8/1/2009                       7,995                8,075


NATURAL GAS (1.3%)
ANR Pipeline Co.                                      8.875%           3/15/2010                      39,965               41,664
Key Energy Services Inc.                              6.375%            5/1/2013                       5,240                5,227
Pride International Inc.                              10.00%            6/1/2009                       7,400                8,029
Semco Energy Inc.                                     7.125%           5/15/2008 (1)                   3,490                3,525
Semco Energy Inc.                                      7.75%           5/15/2013 (1)                   2,755                2,783
Southern Natural Gas                                  8.875%           3/15/2010                      28,760               29,982
Williams Cos., Inc.                                   8.625%            6/1/2010                      29,260               29,187


OTHER (0.5%)
Avista Corp.                                           9.75%            6/1/2008                      37,005               41,816
                                                                                                                    -------------
                                                                                                                    $     525,679
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $8,279,610)                                                                             $   8,569,018
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.0%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                    6.875%           5/15/2006                     127,200              143,001
U.S. Treasury Note                                    6.625%           5/15/2007                     123,150              139,967
U.S. Treasury Note                                    5.625%           5/15/2008                      63,700               70,309
U.S. Treasury Note                                     5.50%           5/15/2009                      79,050               86,918
U.S. Treasury Note                                     5.75%           8/15/2010                      18,550               20,530
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $447,342)                                                                    $     460,725
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.9%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note F                     1.10-1.11%            8/1/2003                     792,511              792,511
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                  1.11%            8/1/2003                      30,250               30,250
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $822,761)                                                                    $     822,761
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.7%) (Cost $9,549,713)                                                                        $   9,852,504
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           MARKET
                                                                                                                           VALUE*
HIGH-YIELD CORPORATE FUND                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.7%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                $    335,356
Security Lending Collateral Payable to Brokers--Note F                                                                  (792,511)
Other Liabilities                                                                                                       (158,695)
                                                                                                                    -------------
                                                                                                                    $   (615,850)
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                   $  9,236,654
=================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the aggregate value of these securities was $1,180,836,000, representing 12.8% of net assets.

--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                             $        10,736,675
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                      (1,802,812)
Unrealized Appreciation                                                 302,791
--------------------------------------------------------------------------------
NET ASSETS                                                  $         9,236,654
--------------------------------------------------------------------------------
Investor Shares--Net Assets
Applicable to 1,133,308,269 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)   $         6,920,897
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                  $              6.11
================================================================================
Admiral Shares--Net Assets
Applicable to 379,208,923 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)   $         2,315,757
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                   $              6.11
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

------------------------------------------------------------------------------------------------------------
                                      SHORT-TERM          INTERMEDIATE-         LONG-TERM         HIGH-YIELD
                                       CORPORATE         TERM CORPORATE         CORPORATE          CORPORATE
                                            FUND                   FUND              FUND               FUND
                                      ----------------------------------------------------------------------
                                                                 SIX MONTHS ENDED JULY 31, 2003
                                      ----------------------------------------------------------------------
                                           (000)                  (000)             (000)              (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                             $      646            $       189         $      --        $        --
Interest                                 284,857                106,013           132,207            346,902
Security Lending                             271                    258                49              1,978
------------------------------------------------------------------------------------------------------------
Total Income                             285,774                106,460           132,256            348,880
------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B             942                    278               569              1,390
The Vanguard Group--Note C
 Management and Administrative--
   Investor Shares                         9,140                  2,297             5,173              6,820
 Management and Administrative--
   Admiral Shares                          1,653                    495               529              1,539
 Management and Administrative--
   Institutional Shares                      279                     --                --                 --
 Marketing and Distribution--
   Investor Shares                           765                    182               252                425
 Marketing and Distribution--
   Admiral Shares                            228                     91                48                128
 Marketing and Distribution--
   Institutional Shares                       --                     --                --                 --
Custodian Fees                                52                     25                14                  7
Shareholders' Reports--Investor Shares        84                     31                47                 87
Shareholders' Reports--Admiral Shares         --                     --                 1                  2
Shareholders' Reports--Institutional Shares   --                     --                --                 --
Trustees' Fees and Expenses                    9                      3                 3                  6
------------------------------------------------------------------------------------------------------------
   Total Expenses                         13,152                  3,402             6,636             10,404
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                    272,622                103,058           125,620            338,476
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold               33,000                 42,433             2,941           (63,441)
 Futures Contracts                       (44,973)               (19,296)               --                 --
 Swap Contracts                            2,149                  1,015                --                 --
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                  (9,824)                24,152             2,941           (63,441)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
 Investment Securities                   (42,693)               (58,530)         (167,360)           301,154
 Futures Contracts                        53,948                 20,601                --                 --
 Swap Contracts                            1,173                 (1,773)               --                 --
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                           12,428                (39,702)         (167,360)           301,154
------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS            $  275,226            $    87,508         $ (38,799)       $   576,189
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM                       INTERMEDIATE-TERM
                                                       CORPORATE FUND                        CORPORATE FUND
                                            ------------------------------------   ---------------------------------
                                             SIX MONTHS                     YEAR       SIX MONTHS               YEAR
                                                  ENDED                    ENDED            ENDED              ENDED
                                          JULY 31, 2003            JAN. 31, 2003    JULY 31, 2003      JAN. 31, 2003
                                                  (000)                    (000)            (000)              (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                    $     272,622            $     578,279    $     103,058      $    190,818
 Realized Net Gain (Loss)                        (9,824)                (216,665)          24,152           (31,256)
 Change in Unrealized Appreciation
   (Depreciation)                                12,428                  184,157          (39,702)          135,733
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                   275,226                  545,771           87,508          295,295
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                             (199,805)                (432,227)         (73,325)         (134,375)
   Admiral Shares                               (65,156)                (122,370)         (32,315)          (56,311)
   Institutional Shares                         (12,179)                 (23,457)              -- --
Realized Capital Gain
   Investor Shares                                   --                       --               --                --
   Admiral Shares                                    --                       --               --                --
   Institutional Shares                              --                       --               --                --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (277,140)                (578,054)        (105,640)         (190,686)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                              1,456,816                1,242,389          143,077           353,121
 Admiral Shares                                 663,213                  920,895          115,736           280,886
 Institutional Shares                            75,110                  131,924               --                --
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                 2,195,139                2,295,208          258,813           634,007
--------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                    2,193,225                2,262,925          240,681           738,616
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                         12,083,620                9,820,695        3,543,996         2,805,380
--------------------------------------------------------------------------------------------------------------------
 End of Period                            $  14,276,845            $  12,083,620    $   3,784,677      $  3,543,996
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                         LONG-TERM                             HIGH-YIELD
                                                       CORPORATE FUND                        CORPORATE FUND
                                            ------------------------------------   ---------------------------------
                                             SIX MONTHS                     YEAR       SIX MONTHS               YEAR
                                                  ENDED                    ENDED            ENDED              ENDED
                                          JULY 31, 2003            JAN. 31, 2003    JULY 31, 2003      JAN. 31, 2003
                                                  (000)                    (000)            (000)              (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                    $     125,620            $     260,903    $     338,476      $    569,167
 Realized Net Gain (Loss)                         2,941                 (106,320)         (63,441)         (541,540)
 Change in Unrealized Appreciation
   (Depreciation)                              (167,360)                 314,411          301,154           156,135
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                   (38,799)                 468,994          576,189           183,762
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                             (106,665)                (227,618)        (252,215)         (436,763)
   Admiral Shares                               (18,955)                 (33,285)         (86,261)         (132,404)
   Institutional Shares                              --                       --               --                --
Realized Capital Gain
   Investor Shares                                   --                       --               --                --
   Admiral Shares                                    --                       --               --                --
   Institutional Shares                              --                       --               --                --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (125,620)                (260,903)        (338,476)         (569,167)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                                 67,872                  (58,572)       1,055,392           731,337
 Admiral Shares                                 100,815                  108,413          283,957           905,597
 Institutional Shares                                --                       --               --                --
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                   168,687                   49,841        1,339,349         1,636,934
--------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                        4,268                  257,932        1,577,062         1,251,529
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                          4,304,332                4,046,400        7,659,592         6,408,063
--------------------------------------------------------------------------------------------------------------------
 End of Period                            $   4,308,600            $   4,304,332    $   9,236,654      $  7,659,592
====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SHORT-TERM  CORPORATE  FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS             YEAR ENDED JANUARY 31,
                                                              ENDED --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 2003         2003        2002       2001       2000      1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.78    $   10.82   $   10.76  $   10.49   $  10.86  $ 10.87
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .225         .569        .666       .712       .660     .660
 Net Realized and Unrealized Gain (Loss) on Investments        .013        (.040)       .060       .270      (.370)   (.010)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            .238         .529        .726       .982       .290     .650
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.228)       (.569)      (.666)     (.712)     (.660)   (.660)
 Distributions from Realized Capital Gains                       --           --          --         --         --       --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.228)       (.569)      (.666)     (.712)     (.660)   (.660)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $       10.79    $   10.78   $   10.82  $   10.76   $  10.49  $ 10.86
============================================================================================================================

TOTAL RETURN                                                  2.22%        5.04%       6.92%      9.74%      2.77%    6.16%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                  $      10,284    $   8,828   $   7,611  $   7,442   $  6,731  $ 5,529
Ratio of Total Expenses to Average Net Assets                0.23%*        0.23%       0.24%      0.24%      0.25%    0.27%
Ratio of Net Investment Income to Average Net Assets         4.16%*        5.27%       6.18%      6.76%      6.21%    6.08%
Portfolio Turnover Rate                                        38%*          59%         69%        54%        52%      46%
============================================================================================================================
*Annualized.

SHORT-TERM CORPORATE FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR      FEB. 12,
                                                              ENDED        ENDED      2001* TO
                                                           JULY 31,     JAN. 31,      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003         2003          2002
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.78    $   10.82   $    10.73
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .230         .575         .649
 Net Realized and Unrealized Gain (Loss) on Investments        .013        (.040)        .090
----------------------------------------------------------------------------------------------
   Total from Investment Operations                            .243         .535         .739
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.233)       (.575)       (.649)
 Distributions from Realized Capital Gains                       --           --           --
----------------------------------------------------------------------------------------------
   Total Distributions                                        (.233)       (.575)       (.649)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $       10.79    $   10.78   $    10.82
==============================================================================================
TOTAL RETURN                                                  2.26%        5.11%        7.04%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $       3,394    $   2,732   $    1,816
 Ratio of Total Expenses to Average Net Assets              0.14%**        0.17%      0.18%**
 Ratio of Net Investment Income to Average Net Assets       4.23%**        5.30%      6.03%**
 Portfolio Turnover Rate                                      38%**          59%          69%
==============================================================================================
*Inception.
**Annualized.



SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS             YEAR ENDED JANUARY 31,
                                                              ENDED --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 2003         2003        2002       2001       2000      1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.78    $   10.82   $   10.76  $   10.49   $  10.86  $ 10.87
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .232         .582        .680       .724       .673     .673
 Net Realized and Unrealized Gain (Loss) on Investments        .013        (.040)       .060       .270      (.370)   (.010)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            .245         .542        .740       .994       .303     .663
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.235)       (.582)      (.680)     (.724)     (.673)   (.673)
 Distributions from Realized Capital Gains                       --           --          --         --         --       --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.235)       (.582)      (.680)     (.724)     (.673)   (.673)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $       10.79    $   10.78   $   10.82  $   10.76   $  10.49  $ 10.86
============================================================================================================================

TOTAL RETURN                                                  2.28%        5.17%       7.05%      9.86%      2.89%    6.28%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $         599    $     524   $     394  $     359   $    434  $   421
 Ratio of Total Expenses to Average Net Assets               0.10%*        0.10%       0.11%      0.13%      0.13%    0.15%
 Ratio of Net Investment Income to Average Net Assets        4.29%*        5.39%       6.25%      6.86%      6.31%    6.19%
 Portfolio Turnover Rate                                       38%*          59%         69%        54%        52%      46%
============================================================================================================================
*Annualized.

INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS             YEAR ENDED JANUARY 31,
                                                              ENDED --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 2003         2003        2002       2001       2000      1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.06    $    9.76   $    9.62  $    9.13   $  10.07  $ 10.03
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .277         .579        .630       .664       .623     .627
 Net Realized and Unrealized Gain (Loss) on Investments       (.034)        .300        .142       .490      (.894)    .122
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            .243         .879        .772      1.154      (.271)    .749
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.283)       (.579)      (.630)     (.664)     (.623)   (.627)
 Distributions from Realized Capital Gains                       --           --       (.002)        --      (.046)   (.082)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.283)       (.579)      (.632)     (.664)     (.669)   (.709)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $       10.02    $   10.06   $    9.76  $    9.62   $   9.13  $ 10.07
============================================================================================================================

TOTAL RETURN                                                  2.39%        9.30%       8.23%     13.20%     -2.70%    7.73%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $       2,634    $   2,500   $   2,075  $   2,070   $  1,475  $ 1,234
 Ratio of Total Expenses to Average Net Assets               0.21%*        0.20%       0.21%      0.22%      0.25%    0.27%
 Ratio of Net Investment Income to Average Net Assets        5.18%*        5.87%       6.99%      7.17%      6.60%    6.25%
 Portfolio Turnover Rate                                       62%*          84%        118%        85%        67%      71%
============================================================================================================================
*Annualized.



INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR      FEB. 12,
                                                              ENDED        ENDED      2001* TO
                                                           JULY 31,     JAN. 31,      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003         2003          2002
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.06    $    9.76   $     9.60
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .282         .585         .616
 Net Realized and Unrealized Gain (Loss) on Investments       (.034)        .300         .162
----------------------------------------------------------------------------------------------
   Total from Investment Operations                            .248         .885         .778
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.288)       (.585)       (.616)
 Distributions from Realized Capital Gains                       --           --        (.002)
----------------------------------------------------------------------------------------------
 Total Distributions                                          (.288)       (.585)       (.618)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $       10.02    $   10.06   $     9.76
==============================================================================================

TOTAL RETURN                                                  2.43%        9.37%        8.29%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $       1,151    $   1,044   $      731
 Ratio of Total Expenses to Average Net Assets              0.12%**        0.14%      0.13%**
 Ratio of Net Investment Income to Average Net Assets       5.26%**        5.91%      6.47%**
 Portfolio Turnover Rate                                      62%**          84%         118%
==============================================================================================
*Inception.
**Annualized.

LONG-TERM CORPORATE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS             YEAR ENDED JANUARY 31,
                                                              ENDED --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 2003         2003        2002       2001       2000      1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        9.20    $    8.76   $    8.63  $    8.08   $   9.38  $  9.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .261         .553        .562       .573       .561     .582
 Net Realized and Unrealized Gain (Loss) on Investments       (.330)        .440        .130       .550     (1.245)    .266
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (.069)        .993        .692      1.123      (.684)    .848
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.261)       (.553)      (.562)     (.573)     (.561)   (.582)
 Distributions from Realized Capital Gains                       --           --          --         --      (.055)   (.206)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.261)       (.553)      (.562)     (.573)     (.616)   (.788)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $        8.87    $    9.20   $    8.76  $    8.63   $   8.08  $  9.38
============================================================================================================================

TOTAL RETURN                                                 -0.89%       11.75%       8.26%     14.52%     -7.40%    9.52%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)                 $       3,662    $   3,733   $   3,611  $   3,820   $  3,681  $ 4,232
 Ratio of Total Expenses to Average Net Assets               0.31%*        0.31%       0.32%      0.30%      0.30%    0.30%
 Ratio of Net Investment Income to Average Net Assets        5.54%*        6.24%       6.48%      7.02%      6.59%    6.26%
 Portfolio Turnover Rate                                        7%*          33%         39%        17%         7%      43%
============================================================================================================================
*Annualized.




LONG-TERM CORPORATE FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR      FEB. 12,
                                                              ENDED        ENDED      2001* TO
                                                           JULY 31,     JAN. 31,      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003         2003          2002
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        9.20    $    8.76   $     8.60
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .266         .561         .551
 Net Realized and Unrealized Gain (Loss) on Investments       (.330)        .440         .160
----------------------------------------------------------------------------------------------
  Total from Investment Operations                            (.064)       1.001         .711
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.266)       (.561)       (.551)
 Distributions from Realized Capital Gains                       --           --           --
----------------------------------------------------------------------------------------------
  Total Distributions                                         (.266)       (.561)       (.551)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $        8.87    $    9.20   $     8.76
==============================================================================================

TOTAL RETURN                                                 -0.84%       11.85%        8.50%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $         647    $     571   $      435
 Ratio of Total Expenses to Average Net Assets              0.20%**        0.23%      0.24%**
 Ratio of Net Investment Income to Average Net Assets       5.65%**        6.30%      6.55%**
 Portfolio Turnover Rate                                       7%**          33%          39%
==============================================================================================
*Inception.
**Annualized.

HIGH-YIELD CORPORATE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS             YEAR ENDED JANUARY 31,
                                                              ENDED --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 2003         2003        2002       2001       2000      1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        5.93    $    6.29   $    6.96 $     7.28   $   7.90  $  8.17
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .236         .502        .591       .638       .631     .659
 Net Realized and Unrealized Gain (Loss) on Investments        .180        (.360)      (.670)     (.320)     (.620)   (.245)
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             .416         .142       (.079)      .318       .011     .414
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.236)       (.502)      (.591)     (.638)     (.631)   (.659)
 Distributions from Realized Capital Gains                       --           --          --         --         --    (.025)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.236)       (.502)      (.591)     (.638)     (.631)   (.684)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $        6.11    $    5.93   $    6.29 $     6.96   $   7.28  $  7.90
============================================================================================================================

TOTAL RETURN*                                                 7.07%        2.55%      -1.10%      4.70%      0.17%    5.34%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                  $       6,921    $   5,690   $   5,263 $    5,882   $  5,571  $ 5,549
Ratio of Total Expenses to Average Net Assets               0.26%**        0.26%       0.27%      0.27%      0.28%    0.29%
Ratio of Net Investment Income to Average Net Assets        7.78%**        8.42%       9.02%      9.07%      8.34%    8.26%
Portfolio Turnover Rate                                       34%**          29%         29%        16%        20%      31%
============================================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

High-Yield Corporate Fund Admiral Shares

LONG-TERM CORPORATE FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS         YEAR      FEB. 12,
                                                              ENDED        ENDED      2001* TO
                                                           JULY 31,     JAN. 31,      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003         2003          2002
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        5.93    $    6.29   $     6.33
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .238         .505         .123
 Net Realized and Unrealized Gain (Loss) on Investments        .180        (.360)       (.040)
----------------------------------------------------------------------------------------------
  Total from Investment Operations                             .418         .145         .083
----------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                         (.238)       (.505)       (.123)
 Distributions from Realized Capital Gains                       --           --           --
----------------------------------------------------------------------------------------------
  Total Distributions                                         (.238)       (.505)       (.123)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $        6.11    $    5.93   $     6.29
==============================================================================================

TOTAL RETURN**                                                7.11%        2.60%        1.32%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                 $       2,316    $   1,970   $    1,145
 Ratio of Total Expenses to Average Net Assets               0.18%+        0.21%       0.21%+
 Ratio of Net Investment Income to Average Net Assets        7.86%+        8.48%       8.81%+
 Portfolio Turnover Rate                                       34%+          29%          29%
==============================================================================================

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. YAnnualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

     The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: Each fund may use U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the fund under swap contracts is accrued daily and included in interest income. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

     4. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                           CAPITAL CONTRIBUTION    PERCENTAGE      PERCENTAGE OF
                                    TO VANGUARD       OF FUND         VANGUARD'S
BOND FUND                                 (000)    NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Corporate                     $2,413         0.02%              2.41%
Intermediate-Term Corporate                 694         0.02               0.69
Long-Term Corporate                         816         0.02               0.82
High-Yield Corporate                      1,638         0.02               1.64
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     Realized and unrealized gains (losses) on the Short-Term Corporate and Intermediate-Term Corporate Funds' total return swap contracts are treated as ordinary income (loss) for tax purposes. The Short-Term Corporate and Intermediate-Term Corporate Funds' realized gains on total return swap contracts of $2,983,000 and $1,114,000, respectively have been reclassified from accumulated net realized gains to undistributed net investment income. The net amount of realized and unrealized gains and losses on total return swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

     The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2003, the following funds had tax-basis capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                    CAPITAL LOSS
                                        ----------------------------------------
                                                              EXPIRATION: FISCAL
                                              AMOUNT              YEAR(S) ENDING
BOND FUND                                      (000)                  JANUARY 31
--------------------------------------------------------------------------------
Short-Term Corporate                       $ 265,751                   2009-2012
Intermediate-Term Corporate                   31,786                        2011
Long-Term Corporate                          113,672                   2009-2011
High-Yield Corporate                       1,735,825                   2008-2012
--------------------------------------------------------------------------------

     The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2004; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                                        ----------------------------------------
                                                                  NET UNREALIZED
                                    APPRECIATED     DEPRECIATED     APPRECIATION
BOND FUND                            SECURITIES      SECURITIES   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate                   $613,788       $(388,035)        $225,753
Intermediate-Term Corporate             183,341         (78,185)         105,156
Long-Term Corporate                     241,474         (46,437)         195,037
High-Yield Corporate                    420,133        (117,342)         302,791

     At July 31, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                   -----------------------------
                                      NUMBER OF       AGGREGATE       UNREALIZED
                                   LONG (SHORT)      SETTLEMENT     APPRECIATION
BOND FUND/FUTURES CONTRACTS           CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
 5-Year Treasury Note                    (2,290)       $366,270          $ 9,452
 10-Year Interest Rate Swap              (1,852)        197,527           19,614
 10-Year Treasury Note                   (2,395)        264,947           17,816
--------------------------------------------------------------------------------
Intermediate-Term Corporate/
 5-Year Treasury Note                    (1,498)        166,770            6,426
 10-Year Treasury Note                   (1,051)        116,267            8,472
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

At July 31, 2003, the funds had the following open swap contracts:

CREDIT DEFAULT SWAPS
-------------------------------------------------------------------------------------------------
                                                                                       UNREALIZED
                                                          NOTIONAL                   APPRECIATION
                              TERMINATION                   AMOUNT       PREMIUM   (DEPRECIATION)
FUND/REFERENCE ENTITY                DATE      DEALER*       (000)      RECEIVED            (000)
-------------------------------------------------------------------------------------------------
Short-Term Corporate
 Allergan Inc.                  12/1/2003          DBS     $24,375         1.05%   $           60
 Allergan Inc.                  12/1/2003          DBS      20,000         1.00%               46
 Suntrust Banks                 9/17/2004          DBS      57,000         0.69%              180
 Suntrust Banks                 9/17/2004          DBS      25,000         0.62%               60
 Verizon Global Funding Corp.   6/15/2006         MSCP      20,000         0.93%              326
 Verizon Global Funding Corp.   6/15/2006          GSI      16,000         0.93%              261
 Verizon Global Funding Corp.   6/15/2006          MLI      10,000         0.93%              163
                                                                                   --------------
                                                                                   $       1,096
                                                                                   --------------
Intermediate-Term Corporate
 Suntrust Banks                 9/17/2004          DBS     $16,500         0.69%   $           53
                                                                                   --------------
                                                                                   $           53
                                                                                   --------------
-------------------------------------------------------------------------------------------------



INTEREST RATE SWAPS
-------------------------------------------------------------------------------------------------
                                                             FIXED      FLOATING
                                                          INTEREST      INTEREST       UNREALIZED
                                               NOTIONAL       RATE          RATE     APPRECIATION
                                                 AMOUNT   RECEIVED      RECEIVED   (DEPRECIATION)
FUND/TERMINATION DATE             DEALER*         (000)     (PAID)      (PAID)**            (000)
-------------------------------------------------------------------------------------------------
Short-Term Corporate
 11/8/2004                            LBI       $32,000     1.515%       (1.29%)   $           6
 2/25/2005                            LBI        35,000     1.815%       (1.28%)              36
 6/3/2005                             LBI        50,000     4.086%       (1.28%)           1,910
 6/13/2005                            GSI        50,000      4.11%       (1.14%)           1,947
 6/28/2005                            LBI        80,000     2.712%       (1.10%)           1,068
 9/15/2005                            LBI        17,000      2.14%      (1.119%)              (9)
 12/15/2005                           LBI        25,900     2.935%      (1.119%)             355
 1/27/2006                            LBI        50,000     2.551%       (1.11%)             155
 2/15/2006                             BA        71,700     2.533%       (1.29%)             122
 3/15/2006                             BA        25,000      2.41%      (1.119%)             (61)
 4/10/2006                             BA        75,000     2.419%       (1.11%)            (268)
                                                                                   --------------
                                                                                   $        5,261
                                                                                   --------------
Intermediate-Term Corporate
 12/15/2005                           LBI       $ 7,825     2.935%      (1.119%)   $         108
 5/25/2009                            LBI        10,000     3.175%       (1.28%)            (500)
 5/8/2010                             LBI         9,000     3.758%       (1.29%)            (345)
                                                                                   --------------
                                                                                   $        (737)
                                                                                   --------------
-------------------------------------------------------------------------------------------------

TOTAL RETURN SWAPS
-------------------------------------------------------------------------------------------------
                                                                         FLOATING      UNREALIZED
                                                              NOTIONAL   INTEREST    APPRECIATION
                                    TERMINATION                 AMOUNT       RATE  (DEPRECIATION)
FUND/REFERENCE ENTITY                      DATE   DEALER *       (000)      PAID+           (000)
-------------------------------------------------------------------------------------------------
Short-Term Corporate
 Lehman U.S. Corporate
   High Yield Index                   11/1/2003        LBI    $  7,750     1.75%   $         151
 Lehman U.S. Corporate
   High Yield Index                   12/1/2003        DBS       7,730     0.95%             127
 Lehman U.S. Corporate
   High Yield Index                    1/1/2004        LBI       7,770     1.00%             (41)
 Lehman U.S. Corporate
   High Yield Index                    2/1/2004        LBI       7,900     0.77%              --
                                                                                   --------------
                                                                                   $         237
                                                                                   --------------

Intermediate-Term Corporate
 Federal Home Loan
   Mortgage Corp.,
   4.50% 15-Year                     10/20/2003        UBS    $ 60,000     0.45%   $      (1,795)
 Lehman U.S. Corporate
   High Yield Index                   11/1/2003        LBI       2,250     1.75%              44
 Lehman U.S. Corporate
   High Yield Index                   12/1/2003        DBS       2,270     0.95%              37
Lehman U.S. Corporate
   High Yield Index                    1/1/2004        LBI       2,230     1.00%             (12)
Lehman U.S. Corporate
   High Yield Index                    2/1/2004        LBI       2,100     0.77%              --
                                                                                   --------------
                                                                                   $      (1,726)
                                                                                   --------------
-------------------------------------------------------------------------------------------------

*BA--Bank of America
 DBS--Deutsche Bank Securities.
 GSI--Goldman Sachs International.
 LBI--Lehman Brothers.
 MLI--Merrill Lynch International.
 MSCP--Morgan Stanley Credit Products.
 UBS--UBS Warburg.
**Based on three-month London InterBank Offered Rate (LIBOR).
+Based on one-month London InterBank Offered Rate (LIBOR).


Unrealized appreciation (depreciation) on open total return swap contracts is required to be treated as ordinary income (loss) for tax purposes.

E. During the six months ended July 31, 2003, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                    (000)
                              --------------------------------------------------
                                   U.S. GOVERNMENT            OTHER INVESTMENT
                                      SECURITIES                  SECURITIES
                              ------------------------ -------------------------
BOND FUND                       PURCHASES      SALES    PURCHASES          SALES
--------------------------------------------------------------------------------
Short-Term Corporate          $ 1,581,302   $438,228   $3,676,953     $1,899,064
Intermediate-Term Corporate       245,206    358,072    1,285,796        769,456
Long-Term Corporate                54,016      5,540      292,378        150,065
High-Yield Corporate               80,918     59,319    2,856,305      1,378,435
--------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at July 31, 2003, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                                (000)
                                           -------------------------------------
                                                       COLLATERAL RECEIVED
                                                  ------------------------------
                              MARKET VALUE                       U.S. GOVERNMENT
                                 OF LOANED                            AND AGENCY
BOND FUND                       SECURITIES           CASH             SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate              $129,928       $ 82,543               $ 51,890
Intermediate-Term Corporate        103,003         19,741                 87,391
Long-Term Corporate                 73,952         12,860                 64,535
High-Yield Corporate               959,579        792,511                201,844
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                         JULY 31, 2003          JANUARY 31, 2003
                                    ---------------------  ---------------------
                                     AMOUNT      SHARES     AMOUNT        SHARES
BOND FUND                             (000)       (000)      (000)         (000)
--------------------------------------------------------------------------------
Short-Term Corporate Fund
Investor Shares
 Issued                          $2,618,298     241,274 $3,518,312      328,068
 Issued in Lieu of Cash
   Distributions                    172,139      15,865    377,003       35,133
 Redeemed                        (1,333,621)   (122,950)(2,652,926)    (247,421)

   Net Increase (Decrease)--
   Investor Shares                1,456,816     134,189  1,242,389      115,780
                                 -----------------------------------------------
Admiral Shares
 Issued                           1,388,181     127,928  1,853,112      172,604
 Issued in Lieu of Cash
   Distributions                     50,047       4,612     96,540        8,997
 Redeemed                          (775,015)    (71,407)(1,028,757)     (95,891)
                                 -----------------------------------------------
  Net Increase (Decrease)--
   Admiral Shares                   663,213      61,133    920,895       85,710

Institutional Shares
 Issued                             199,424      18,342    396,591       36,964
 Issued in Lieu of Cash
   Distributions                     10,763         992     21,810        2,032
 Redeemed                          (135,077)    (12,473)  (286,477)     (26,731)
                                 -----------------------------------------------
   Net Increase (Decrease)--
   Institutional Shares              75,110       6,861    131,924       12,265
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      SIX MONTHS ENDED              YEAR ENDED
                                        JULY 31, 2003           JANUARY 31, 2003
                                    ---------------------  ---------------------
                                     AMOUNT      SHARES     AMOUNT        SHARES
BOND FUND                             (000)       (000)      (000)         (000)
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
Investor Shares
 Issued                          $  540,340      53,158 $1,028,277      104,595
 Issued in Lieu of Cash
   Distributions                     59,275       5,778    106,067       10,769
 Redeemed                          (456,538)    (44,492)  (781,223)     (79,458)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Investor Shares                   143,077      14,444    353,121       35,906
                                 -----------------------------------------------
Admiral Shares
 Issued                             361,995      35,179    730,948       74,534
 Issued in Lieu of Cash
  Distributions                      21,475       2,093     37,564        3,813
 Redeemed                          (267,734)    (26,130)  (487,626)     (49,463)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                    115,736      11,142    280,886       28,884
                                 -----------------------------------------------
Long-Term Corporate Fund
Investor Shares
 Issued                          $  539,578      57,126 $  803,106       90,458
 Issued in Lieu of Cash
  Distributions                      91,021       9,644    194,061       21,865
 Redeemed                          (562,727)    (59,561)(1,055,739)    (118,640)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Investor Shares                    67,872       7,209    (58,572)      (6,317)
                                 -----------------------------------------------
Admiral Shares
 Issued                             224,328      23,918    331,652       37,439
 Issued in Lieu of Cash
  Distributions                      12,363       1,310     25,320        2,847
 Redeemed                          (135,876)    (14,377)  (248,559)     (27,893)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                    100,815      10,851    108,413       12,393
                                 -----------------------------------------------
High-Yield Corporate Fund
 Investor Shares
 Issued                          $1,714,874     281,006 $1,894,916      317,676
 Issued in Lieu of Cash
  Distributions                     180,698      29,521    305,071       51,302
 Redeemed*                         (840,180)   (137,052)(1,468,650)    (246,395)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Investor Shares                 1,055,392     173,475    731,337      122,583
                                 -----------------------------------------------
Admiral Shares
 Issued                             549,791      89,952  1,100,002      183,230
 Issued in Lieu of Cash
  Distributions                      52,193       8,527     76,073       12,825
 Redeemed*                         (318,027)    (51,575)  (270,478)     (45,920)
                                 -----------------------------------------------
  Net Increase (Decrease)--
  Admiral Shares                    283,957      46,904    905,597      150,135
--------------------------------------------------------------------------------
* Net of redemption fees of $1,327,000 and $2,188,000, respectively (fund totals).

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASe
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

*    Invest online and even manage the mail you get from us. (Prefer to get fund
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*    Set up a Watch  List to make it easy  to  track  funds  and  securities  of
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:

*    Take our Investor  Questionnaire  to find out what asset  allocation  might
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*    Find out how much you should save for retirement and for college costs.

*    Discover how investment  costs affect your bottom line by using our Compare
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     Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA. If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

-------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment
 Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Investment Programs and Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Client Relationship Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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This report is intended for the funds'  shareholders.  It may not be distributed to  prospective  investors  unless it is preceded or  accompanied by the current
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(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q392 092003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD FIXED INCOME SECURITIES FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  September 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD FIXED INCOME SECURITIES FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  September 8, 2003

       VANGUARD FIXED INCOME SECURITIES FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  September 8, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.